Annual
REPORT TO SHAREHOLDERS

SEPTEMBER 30, 1996

AARP Investment Program
from SCUDDER

      TABLE OF CONTENTS


    Letter to Shareholders                                              2

    Special Section of the Annual Report                                7

    AARP Fund Reports                                                  11

    AARP High Quality Money Fund                                       12

    AARP High Quality Tax Free Money Fund                              13

    AARP GNMA and U.S. Treasury Fund                                   14

    AARP High Quality Bond Fund                                        16

    AARP Insured Tax Free General Bond Fund                            18

    AARP Balanced Stock and Bond Fund                                  20

    AARP Growth and Income Fund                                        22

    AARP Global Growth Fund                                            24

    AARP Capital Growth Fund                                           26

    AARP Funds' Investment Portfolios                                  28

    Financial Statements                                               74

    Financial Highlights                                               81

    Notes to Financial Statements                                      86

    Report of Independent Accountants                                  92

    Shareholder Meeting Results                                        93

    Officers and Trustees                                              95

    Service and Tax Information                                Back Cover

LETTER TO SHAREHOLDERS

                                AARP Investment Program
                                           from Scudder



      Dear Shareholders,

               The period covered by this Annual Report -- October 1, 1995 through September 30, 1996 -- was a volatile time for investors. While the stock market soared to new heights, there were significant dips along the way. At the same time, bond investments struggled for much of 1996, as long-term interest rates rose. The AARP Mutual Funds were shielded from some of this volatility because of the conservative investment strategies we use to reduce share price fluctuation. Beginning on page 12, you can find performance information on the AARP Mutual Funds. We think you will be pleased that despite some fluctuation, the AARP Mutual Funds provided generally healthy returns.

               During uncertain times such as that of the period covered by this Report, some of you may be wondering if you are invested properly -- should you have less in stocks and more in bonds, more in stocks and less in bonds, or less invested in long-term investments and more in money market investments? If you are reassessing your portfolio, we encourage you to read the Special Section to the Report this year beginning on page
      7. It provides a basic guide to allocating your assets.

               First, though, we would like to spend a few paragraphs looking back on the past year in the financial markets and then review some matters specific to the AARP Investment Program.

      THE U.S. ECONOMY AND THE FINANCIAL MARKETS

               The volatility in the markets since the beginning of the year underscored the uncertainty about the direction of the U.S. economy. Though we have enjoyed a period of low inflation and low interest rates, intermittent signs of strengthening activity have raised fears of increasing inflation. At the same time, disappointing earnings announcements from time to time have caused the stock market to question the longevity of the economic expansion. Simultaneous fears of economic strengths and weaknesses have caused both markets to react dramatically.

      THE STOCK MARKET

               The stock market, as measured by the Dow Jones Industrial Average (the price-weighted average of 30 actively traded blue-chip stocks), has been on an upward trend for more than a year, reaching new highs. This strong stock market has not come easily, however. In fact, there have been a record number of days in 1996 when the Dow has been up or down 50 points from the previous day's close. If you look to the graph on page 4, you can see how much the Dow has fluctuated. What is compelling about this graph is that the Dow not only survived several setbacks, but sometimes recouped most of its losses within a day or two. Back in March, for example, in reaction to a strong employment report from the Federal Government announcing a 509,000 increase in employed individuals, investors began selling stocks at a furious pace fearing inflation. Consequently, the Dow dropped 171 points in one day -- the third largest point decline in the history of the Dow -- only to gain 110 points the next business day. From the beginning of the period covered by this Report on October 1, 1995 to its end on September 30, 1996, the Dow rose from 4761.26 to 5882.17, posting a 23.5% gain.

      THE BOND MARKET

               Bond investors have experienced a disappointing year as fears of inflation, fueled by strong economic growth, caused long-term interest rates to rise. As you can see in the graph on page 4, long-term interest rates, as measured by the 30-year Treasury bond, rose from 6.57% on September 30, 1995 to 6.92% on September 30, 1996. If you look closely, you will see that long-term rates were as low at 5.95% back in early January and as high as 7.25% in July.

               Unlike long-term rates, short-term interest rates are more directly driven by actions of the Federal Reserve Board (the Fed). The Fed lowered short-term interest rates back in January and, despite much speculation of impending changes, has not made any moves since. Short-term rates, in turn, have remained low over this period. Short-term rates (as measured by the three-month Treasury bill) were 5.40% on September 30, 1995 and 5.01% on September 30, 1996.

      WHAT THIS MEANS FOR INVESTORS

               Stock investors should remember that while stock prices have historically trended upward, markets do not move up in a straight line. Volatility in the stock market, including periods when returns are negative, cannot be predicted but are normal and should be expected. For bonds, daily volatility remains high, but long-term interest rates have remained within a small band (6.75% - 7.25%) over the past several months. Yet, the direction of interest rates remains uncertain. It appears the Fed believes that the economy is cooling down, rather than heating up. After weeks of speculation that the Fed would take pre-emptive measures against inflation, its officials decided not to raise the federal funds rate -- the rate which banks charge each other for overnight loans -- at their meeting on September 24, 1996.

LINE CHART TITLE:               Stock Market

CHART PERIOD:
         (PLOTTED WEEKLY FROM OCTOBER 1, 1995 TO SEPTEMBER 30, 1996)

CHART DATA:


                                 10/1/95           4789
                                                   4769
                                                   4794
                                                   4795
                                                   4755
                                                   4870
                                                   4990
                                                   5049
                                                   5074
                                                   5157
                                                   5177
                                                   5098
                                 12/31/95          5117
                                                   5181
                                                   5061
                                                   5185
                                                   5395
                                                   5542
                                                   5503
                                                   5630
                                                   5486
                                                   5470
                                                   5585
                                                   5637
                                 3/31/96           5587
                                                   5682
                                                   5532
                                                   5535
                                                   5567
                                                   5518
                                                   5687
                                                   5762
                                                   5643
                                                   5697
                                                   5649
                                                   5705
                                 6/30/96           5655
                                                   5588
                                                   5511
                                                   5427
                                                   5473
                                                   5681
                                                   5689
                                                   5723
                                                   5616
                                                   5660
                                                   5839
                                                   5888
                                 9/30/96           5873


CAPTION TO PRECEDING CHART:

The stock market, as measured by the unmanaged Dow Jones Industrial Average, gained 23.5% over the last year.

LINE CHART TITLE:               Long-Term Interest Rates

CHART PERIOD:
         (PLOTTED WEEKLY FROM OCTOBER 1, 1995 TO SEPTEMBER 30, 1996)

CHART DATA:

                           10/1/95                6.57 %
                                                  6.42
                                                  6.3
                                                  6.35
                                                  6.33
                                                  6.32
                                                  6.23
                                                  6.25
                                                  6.13
                                                  6.05
                                                  6.09
                                                  6.05
                           12/31/95               5.95
                                                  6.04
                                                  6.16
                                                  5.97
                                                  6.03
                                                  6.1
                                                  6.22
                                                  6.41
                                                  6.47
                                                  6.69
                                                  6.74
                                                  6.64
                            3/31/96               6.67
                                                  6.66
                                                  6.81
                                                  6.79
                                                  6.78
                                                  6.92
                                                  6.83
                                                  6.83
                                                  6.99
                                                  7.04
                                                  7.09
                                                  7.10
                            6/30/96               6.9
                                                  7.18
                                                  7.02
                                                  6.96
                                                  7.01
                                                  6.7
                                                  6.76
                                                  6.92
                                                  7.12
                                                  7.11
                                                  6.95
                                                  7.04
                            9/30/96                6.9


CAPTION TO PRECEDING CHART:

Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, were 6.57% on October 1, 1995 and 6.92% at the end of September 1996.

               Moving forward, we continue to believe there is long-term opportunity in the stock and bond markets. New technology and global competition are two reasons inflation should stay low. Technology also provides exciting new products and new companies that generate equity investment opportunities. All of this is good news for the financial markets -- and for investors who are willing to stay committed for the long-term.

      A REMINDER FOR INVESTORS

      CALLOUT: If you can accept that both the bond and stock markets will have volatility, the inevitable declines in the markets should not be cause for alarm.

               While you may be tempted to get distracted by the day-to-day changes in the financial markets, history tells us that long-term investors are best served by putting the inevitable downturns of the markets into proper perspective. If you can accept that both the bond and stock markets will have volatility, inevitable downturns in the markets should not be cause for alarm. In fact, these down periods often provide buying opportunities for investors. It is also important to diversify your assets in a mix of different investments such as stocks, bonds, and money market investments. This sensible strategy often helps provide a degree of protection from market volatility. Please refer to the Special Section for more information on diversification.

      THE AARP INVESTMENT PROGRAM FROM SCUDDER

               The AARP Mutual Funds are distinct from many other mutual funds that may seek higher returns, but do not focus on reducing share price fluctuation. The AARP Mutual Funds seek to moderate the share price volatility of your investment, while at the same time provide the opportunity for competitive returns -- as they have over the period covered by this Report. It is this commitment to conservative investing that has continued to appeal to AARP members. As of September 30, 1996, there were more than 650,000 investors participating in the Program and nearly $13 billion in assets under management. Of course, while the AARP Mutual Funds are conservatively managed, it is important that you realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change.

               The AARP Investment Program prides itself on the introduction of new services and features that will help meet shareholders' changing needs. We are pleased to note the following developments:

               o   INTRODUCTION OF THE AARP GLOBAL GROWTH FUND

               We were pleased to offer our newest AARP Mutual Fund to shareholders on February 1, 1996 -- the AARP Global Growth Fund. You can read about this Fund in the current Prospectus and can find information about it on page 24 of this Report.

               o   EASY-ACCESS LINE ENHANCEMENT

               Since its initial introduction in 1990, we have continued to improve the Easy-Access Line -- the toll-free automated service line -- as the needs of our shareholders have changed. In response to the request of shareholders, the latest enhancement allows you to get price, yield, and total return information more easily. When you call our toll-free number at 1-800-631-4636, you now have a choice. You can press the star (*) key on your touch-tone phone to receive only prices, yields, total returns, or AARP Fund descriptions (no sign-on required), or enter your Social Security number and PIN to receive information on your specific account or to make transactions.

               o   STATEMENT ENHANCEMENTS

               o Investment Flow Summary. The Investment Flow Summary section was added to your consolidated statement in March to make it easier to see how the AARP Mutual Funds are performing for you. It summarizes the flow of your transactions and market activity for each of the AARP Mutual Funds in your portfolio. The section adds up all additions to your accounts (new share purchases), your withdrawals (shares sold), and indicates how market value changes have impacted your account.

               o Average Cost Information. In January, average cost information was added to your statement. As you know, the IRS requires you to report any gains from the sale or exchange of non-money market mutual fund shares. To determine your gain (or loss), first you need to know how much you paid for the shares you sold. To help you better manage your AARP Mutual Funds investment, we now provide you with an estimate of what you paid to obtain the shares. This estimate now appears on each of your monthly statements. Please refer to the January 1996 issue of Financial Focus for more information and consult a tax advisor.

      NEW FUNDS CENTER IN NEW YORK

               The newest Scudder Funds Center was opened in New York City in March. When you visit us on the northwest corner of 51st Street and Lexington Avenue, you can obtain information on the AARP Mutual Funds or speak face-to-face with one of our AARP Mutual Fund Representatives. If you need help in allocating your assets, have questions about planning for retirement, or want to learn more about the AARP Mutual Funds, stop in and see us. For directions or for information on other Funds Centers, please call us at 1-800-253-2277.

               We hope you find all the information in this Report helpful. If you have any questions or require assistance, please call us toll-free at 1-800-253-2277. One of our knowledgeable AARP Mutual Fund Representatives will be happy to assist you between the hours of 8:00 A.M. to 8:00 P.M. Monday through Friday, eastern time.



      Sincerely,

      /s/Cuyler W. Findlay       /s/Linda C. Coughlin

      Cuyler W. Findlay          Linda C. Coughlin
      Chairman                   President

      ASSET ALLOCATION

      TAILORING YOUR INVESTMENTS TO HELP REACH YOUR GOALS

      As an investor, we encourage you to examine your asset mix annually to ensure that the investments you have chosen still meet your needs. To assist you, we have devoted this Special Section of the Annual Report to asset allocation. We define asset allocation and offer some guidelines that can help you choose the right mix of investments to meet your financial goals.

UNDERSTANDING ASSET ALLOCATION

CALL OUT: Because both the financial markets and your objectives change over time, an annual reassessment of your current investment mix is generally a sensible exercise.

      Asset allocation is simply a plan that divides money among stocks, bonds, and cash investments. Done properly, asset allocation offers the potential of meeting investment objectives, and reducing risk to a portfolio through diversification. This is because different kinds of investments do not always react the same way to shifts in the economy or financial climate. By diversifying, an investor is not relying on a single type of investment and may be more able to ride out the ups and downs that are part of investing.

      Generally speaking, just as it is wise to spread investments across a variety of securities, it may also make sense to spread a portion of them across a number of countries. Since the U.S. and foreign markets do not always move in step with each other, a portfolio that includes global investments offers the opportunity for the poor performance of one market to be offset by another market that did better than expected.

      Generally, you can allocate your investable assets among three major investment categories:

      MONEY MARKET INVESTMENTS, such as insured CDs, savings accounts, or money market funds, which offer stability of principal and modest income;

      INCOME-ORIENTED INVESTMENTS, such as bonds or bond mutual funds, which offer higher regular income;

      GROWTH-ORIENTED INVESTMENTS, such as stocks or stock mutual funds, which generally tend to offer long-term growth of your money.

FACTORS THAT AFFECT YOUR ASSET ALLOCATION

      Before planning an asset allocation or reexamining an allocation already in place, it is important to keep the following points in mind:

      o  Your Financial Situation

      Many of you need your investments to provide income to help meet current living expenses like rent, food, or health care. In this case, you may have no choice but to focus on investments such as money markets or bond investments, which produce a steady stream of income. On the other hand, you may have other sources of income that provide sufficient income to meet day-to-day expenses. In this case, you may choose to diversify your portfolio among stocks, bonds, and cash equivalents.

      o  Your Objectives

CALL OUT: It is important to consider your financial situation, your investment objectives, your time horizon, and your tolerance for risk when allocating your assets.

      Most investors share the same basic investment objectives -- safety of principal, income, and growth of capital -- or some combination of the three. Investors differ as to how to pursue these objectives, which ones to emphasize at various times, and to what degree. Are you retired and looking to earn income? Are you looking to create a nest egg to provide a college education for your child or grandchild? Or, are you investing to enjoy a secure, comfortable retirement at some undetermined time in your future? Your investment objective will help determine the mix of investments that could be right for you.

      o  Your Investment Time Horizon

      It is also important to determine a realistic time horizon over which your money can work for you. Investors may confuse their investment time horizon with their expected life span or with the number of years they have until retirement. However, it is important to have a broad view of your investment time horizon. For example, if you are eighty years old and investing for the college education of your newborn grandchild, your investment time horizon is at least fifteen years. If you're fifty and saving for retirement, your investment time horizon could be your lifespan.

      o  Your Risk Tolerance

      To determine your tolerance for risk, you must first understand what risk means. Broadly defined, risk is the chance of loss. However, financial risk is multifaceted. Investments can have currency, interest rate, inflation, credit, liquidity and prepayment risk, to name a few. Complicating the analysis of risk even further is that each investor has his or her own tolerance and attitude toward risk. An investment considered "high risk" by one investor may be considered "low risk" by another. Determining your particular tolerance for risk is important. If you do not honestly assess how much risk you are willing to accept, you may not be able to stick to a disciplined investment plan when market conditions inevitably change.

CHOOSING THE APPROPRIATE ASSET ALLOCATION THAT'S BEST FOR YOU

      Once you review the factors described above, you need to choose the right mix of investments for your situation. To help illustrate, we have provided a matrix of allocations on the following page that may assist you in deciding what type of mix would work best for you. Of course, every investor's situation is unique and will change. Keep in mind that these models are hypothetical and are not intended as recommendations.

--------------------------------------------------------------------------------
      CONSERVATIVE INVESTOR

PIE CHART INSERTED HERE:

          60%        U.S. Bonds
           5%        Non-U.S. Stocks
          25%        U.S. Stocks
          10%        Money Market Instruments

   If you are an income-oriented investor who is uncomfortable with too much risk and have an investment time horizon of at least three years, the conservative model may be of interest to you. As you can see, a majority of the portfolio is invested in bonds for income. Approximately one third of the portfolio is invested in stocks for growth -- 5% in non-U.S. stocks for further diversification. The remainder of the portfolio is invested in money market instruments for liquidity. (If your investment time horizon is less than three years and you are looking for stability of principal and easy access to your assets, chances are you can't afford to expose your money to short-term risk. Therefore, you may decide to change this allocation to at least 50% money market investments, with the remainder of the portfolio in bonds.)

--------------------------------------------------------------------------------
      MODERATE INVESTOR

PIE CHART INSERTED HERE:

          35%        U.S. Bonds
          10%        Non-U.S. Stocks
          45%        U.S. Stocks
          10%        Money Market Instruments

   If you are looking for a combination of income and growth and have an investment time horizon of at least three to five years, you may want to use the moderate model as an example. Unlike the conservative model, a majority of this portfolio would be allocated to stock for growth -- 10% of which could be in non-U.S. stocks for further diversification. A little more than a third of the portfolio could be invested in bonds for income. The remainder of the portfolio could be invested in money market instruments for liquidity.

--------------------------------------------------------------------------------
      AGGRESSIVE INVESTOR

PIE CHART INSERTED HERE:

          20%        U.S. Bonds
          15%        Non-U.S. Stocks
          60%        U.S. Stocks
           5%        Money Market Instruments

   If you are looking for long-term growth of capital, understand the risks that accompany high growth investments, and have an investment time horizon of 5-10 years or more, the aggressive model may be of interest to you. As you can see, 75% of the portfolio is invested in stocks because stocks have provided the highest returns over the long term* -- 15% in non-U.S. stocks. Approximately 20% of the portfolio could be invested in bonds. Only a small portion of the portfolio is in money market investments.

   *Past performance is not a guarantee of future results.

CHANGING YOUR ASSET ALLOCATION -- REBALANCING YOUR PORTFOLIO

CALL OUT:  Through regular monitoring of your portfolio's asset allocation, you can ensure that your portfolio is in line with your investment objectives.

      We suggest that you review your asset allocation at least once a year to see if your assets are invested in a way that continues to help satisfy your objectives. If they are not, you may want to consider shifting your allocations to meet your changing needs. Rebalancing your portfolio is a discipline that you may want to incorporate into your long-term investment program. Rebalancing simply means bringing your asset allocation back to its original target. For example, suppose you allocated 60% of your portfolio to bonds, 30% to stocks and 10% to money markets. After a year of rising stock prices, the stocks now represent 40% of your portfolio (without adding any new money). You may want to readjust your portfolio by transferring a portion of your stock holdings to bonds or by directing any dividends from stocks to add to your bond investments.

      It is important to rebalance your portfolio to maintain a steady allocation between stocks, bonds, and your money market investments. Your asset allocation is determined by the risk you are willing to accept and the potential rewards. If, for example, your stock portion were to rise above the original level, your risk exposure increases. If the stock portion falls below its target, your future earnings may be lower. Through regular monitoring of your asset allocation, you can ensure that your portfolio is kept in line with your investment objectives.

      AARP FUND REPORTS


   The following pages contain a summary of each Fund in the AARP Investment Program from Scudder. Each AARP Mutual Fund report contains the one-year total return, five-year total return, and ten-year total return (or, in the case of AARP Global Growth Fund, Life of Fund total return if the Fund is less than 10 years old). Because a one-year total return could be high or low depending on market conditions over a 12-month period, it is useful to have the perspective of the five-year and ten-year total return figures. Within some of the Fund descriptions, one-year total return is broken down into two components: distribution of income and capital change. Distribution of income is defined to include reinvested dividends. Capital change is defined as the change in the price per share including any reinvested capital gains distributions.

   You will also note that all of the AARP Funds, except the AARP Money Funds, have been compared to market indices. We are providing these comparisons to comply with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or Life of Fund) to that of a broad-based securities market index. It is important to note, however, that these indices may have limited relevance to the performance of mutual funds. They do not reflect the deduction of any servicing, investment management, or administration expenses.

   Also, the AARP Mutual Funds are unique in the emphasis on seeking to reduce share price fluctuation. This, in turn, can have significant impact on performance. Therefore, when comparing an AARP Mutual Fund's performance with that of a major market index, remember that any comparison may be of limited value.

      AARP HIGH QUALITY MONEY FUND


FUND OVERVIEW

This Fund is designed to preserve your principal while you earn money market returns. The AARP High Quality Money Fund has quality standards high enough to have secured a AAAm rating from Standard & Poor's*, a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government and the yield of the Fund will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

Stephen L. Akers
  Lead Portfolio Manager
K. Sue Cote
Debra A. Hanson
Robert T. Neff
  Portfolio Managers



 *The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.


HOW THE FUND HAS PERFORMED

      As with all money funds, the performance of the AARP High Quality Money Fund mirrored what happened to short-term interest rates during the period covered by this Report. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined from 5.40% on September 30, 1995 to 5.01% at the end of September 1996. This trend caused a gradual decline in the Fund's 7-day net annualized yield from 4.97% on September 30, 1995 to 4.67% as of September 30, 1996. The Fund's one-year total return as of September 30, 1996 was 4.62%, which was made up entirely of income. The five-year cumulative total return was 20.13%; the five-year average annualized total return was 3.74%; the 10-year cumulative total return was 65.93%; and the 10-year average annualized total return was 5.19%. Of course past performance is not a guarantee of future results, and yield will fluctuate.

THE FUND'S INVESTMENT STRATEGY

      As of September 30, 1996, the average maturity of the Fund was 46 days, which is shorter than the average maturity of 55 days at the beginning of October 1995. We allowed the average maturity of the Fund to decline by investing in securities with maturities of one month or less. We took this step due to the uncertain outlook for the economy and interest rates. By maintaining a more neutral average maturity we were better positioned to take advantage of the direction of interest rates, whether they rose or declined.

      We are cautious in predicting the direction of short-term interest rates, and therefore will not likely make significant changes in the portfolio during the coming months. We believe this is the best way to offer shareholders both competitive yields and stability.

      AARP HIGH QUALITY TAX FREE MONEY FUND


FUND OVERVIEW

The AARP High Quality Tax Free Money Fund is designed to offer you stability of principal, along with income free from federal taxes.^1 The quality of the Fund is high enough to have secured a AAAm rating from Standard & Poor's (S&P).^2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that the Fund is not insured or guaranteed by the U.S. Government, and yield will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors seeking tax-free income or who do not want the risks associated with stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

PORTFOLIO
MANAGEMENT TEAM


K. Sue Cote
  Lead Portfolio Manager
Donald C. Carleton
  Portfolio Manager

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

^2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.



HOW THE FUND HAS PERFORMED

      Over the past year, the yield on the AARP High Quality Tax Free Money Fund declined as short-term interest rates declined. The Fund's 7-day net annualized yield declined from 3.37% on September 30, 1995 to 3.01% on September 30, 1996. This is a taxable equivalent yield of 4.98% for shareholders in the 39.6% tax bracket. The Fund's one-year total return was 2.80%, which was made up entirely of income. The five-year cumulative total return was 12.31%; the five-year average annualized total return was 2.35%, the ten-year cumulative total return was 44.62%; and the ten-year average annualized total return was 3.76%.

      Please note that the ten-year figures include the performance of the AARP Insured Tax Free Short Term Fund, which changed its name and objective to the AARP High Quality Tax Free Money Fund on August 1, 1991. Of course, past performance is not a guarantee of future results, and yield will fluctuate.

THE FUND'S INVESTMENT STRATEGY

      Due to the uncertain outlook for the economy and interest rates, we shortened the average maturity of the Fund from 55 days on September 30, 1995, to 49 days as of September 30, 1996. We decreased our holdings of securities with maturities of six to 12 months and increased our investment in securities with maturities of less than six months. By maintaining a more neutral average maturity we were better positioned to take advantage of the direction of interest rates, whether they rose or declined.

      As always, all securities we bought were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service Inc., Moody's Investors Service Inc., or Standard & Poor's. For those funds rated by S&P, there are particular guidelines with which any tax-free money fund must comply in order to maintain its AAAm rating. In addition, within the universe of securities that fit the S&P criteria, Scudder credit analysts approve only a small percentage of that universe. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

      We expect the short-term volatility of interest rates to continue over the near term and therefore will not be extending the average maturity of the Fund. We believe this strategy should continue to offer shareholders competitive tax-free income and stability.

      AARP GNMA AND U.S. TREASURY FUND

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to produce monthly income from a conservatively managed high-quality portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate Certificate of Deposit (CD) or savings account, the Fund is managed to help reduce share price fluctuation. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.

                                  Total Return

                                   CUMULATIVE

                                      FUND     INDEX^+
                                      ----     -------
                            1 yr.     4.79%     5.88%
                            5 yr.    33.51%    41.70%
                           10 yr.   102.33%   136.10%

                                 AVERAGE ANNUAL

                                      FUND    INDEX^+
                                      ----    -------
                            1 yr.     4.79%    5.88%
                            5 yr.     5.95%    7.21%
                           10 yr.     7.30%    8.96%


HOW THE FUND HAS PERFORMED

      As stated in the Letter to Shareholders, 1996 has been a disappointing time for bond investors. Shareholders in the AARP GNMA and U.S. Treasury Fund were shielded from some of this volatility because of the Fund's unique strategy to keep 20% to 50% of its assets in short-term securities. It is this strategy, however, that often causes the Fund to lag the unmanaged Lehman Brothers Mortgage GNMA Index. When you look to the chart below, you will see that the AARP GNMA and U.S. Treasury Fund's one-year total return of 4.79% (representing 6.63% in distributions of income and -1.84% in capital change) underperformed the Index total return of 5.88%. Please note that the Index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

      While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to provide high monthly income and overcome down periods in the market. As the graph to right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,233, assuming all distributions were reinvested. If you took your distributions in cash, the value of your investment would have been $9,325, and you would have received $7,442 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:


                         AARP GNMA and U.S.                Lehman Brothers
                           Treasury Fund                Mortgage GNMA Index^+
                           -------------                ---------------------

       1986                  $ 10000                          $ 10000
       1987                    10154                            10194
       1988                    11277                            11728
       1989                    12199                            13055
       1990                    13280                            14288
       1991                    15155                            16662
       1992                    16851                            18556
       1993                    17843                            19789
       1994                    17503                            19548
       1995                    19308                            22299
       1996                    20233                            23610


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                         AARP GNMA and U.S.                Lehman Brothers
                           Treasury Fund                Mortgage GNMA Index^+
                           -------------                ---------------------

       1992                    11.19 %                          11.43 %
       1993                     5.89 %                           6.59 %
       1994                    -1.90 %                          -1.22 %
       1995                    10.31 %                          14.07 %
       1996                     4.79 %                           5.88 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market value weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

The Fund's Investment Strategy

      In an environment of rising long-term interest rates, such as that of most of 1996, we favored GNMA securities with coupons of 7.5% or lower. We found these mortgages attractive because the prepayment risk associated with such securities is low. Moreover, the income from these mortgages is still above the income from many other high-quality fixed-income investments such as U.S. Treasurys. We also continued to maintain our position in older, higher-coupon mortgages. Most of these mortgages are more than five years old and therefore have had plenty of opportunities to be refinanced but have not been. We feel that these securities offer high current income to shareholders while exposing the portfolio to little risk of prepayment.


CALLOUT: It has been an ongoing strategy to keep 20% to 50% of the Fund's assets in short-term U.S. Treasury obligations and cash equivalents to help moderate share price volatility.

      To help dampen share price volatility during a period of rising interest rates, we increased the portion of the portfolio invested in short-term U.S. Treasury obligations. Shareholders in this Fund should feel comfortable that the current blend of GNMA securities has the potential to provide a competitive stream of income, while the short-term Treasury securities and cash equivalents will continue to dampen share price volatility.

PIE CHART TITLE:     ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

   Government National Mortgage
      Association                  66%
   U.S. Treasury Obligations       33%
   Cash Equivalents                 1%
                                  ----
                                  100%
                                  ====


For Whom the
Fund is Designed

The Fund is designed for conservative investors who want relatively high current income and a degree of protection from day-to-day share price volatility. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

Portfolio
Management Team

David H. Glen
  Lead Portfolio Manager
Mark S. Boyadjian
  Portfolio Manager

      AARP HIGH QUALITY BOND FUND


FUND OVERVIEW

The AARP High Quality Bond Fund offers you monthly income and the opportunity for higher returns than you can expect from the AARP GNMA and U.S. Treasury Fund. In pursuing higher returns, fluctuation in the value of your principal may also be greater. The Fund has quality standards that are among the highest of any general bond fund currently available, with at least 65% of the portfolio invested in AAA-rated and AA-rated issues, and the other 35% in nothing less than A-rated bonds.

                                  Total Return

                                   CUMULATIVE

                                      FUND       INDEX^+
                                      ----       -------
                            1 yr.     4.59%       4.90%
                            5 yr.    39.31%      43.32%
                           10 yr.   109.70%     126.02%

                                 AVERAGE ANNUAL

                                      FUND       INDEX^+
                                      ----       -------
                            1 yr.     4.59%       4.90%
                            5 yr.     6.86%       7.46%
                           10 yr.     7.69%       8.49%


HOW THE FUND HAS PERFORMED

      The past year was a disappointing year for bond investors, as long-term interest rates rose. When you look to the chart below, the AARP High Quality Bond Fund's one-year total return of 4.59% slightly underperformed the unmanaged Lehman Brothers Aggregate Bond Index return of 4.90%. It is important to note that the quality of the securities in the Fund is higher than the index and the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses, as a mutual fund does.

      While 12-month returns for the Fund will vary from year to year, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to earn monthly income over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,970, assuming all distributions were reinvested. If you took your dividends in cash, your investment would have been $9,962, and you would have received $7,285 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                         AARP High Quality                Lehman Brothers
                             Bond Fund                  Aggregate Bond Index^+
                         ------------------             ----------------------

       1986                  $ 10000                          $ 10000
       1987                     9991                            10027
       1988                    11228                            11360
       1989                    12394                            12640
       1990                    13040                            13596
       1991                    15053                            15770
       1992                    16793                            17749
       1993                    18787                            19520
       1994                    17746                            18890
       1995                    20049                            21547
       1996                    20970                            22602


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                         AARP High Quality                Lehman Brothers
                              Bond Fund                 Aggregate Bond Index^+
                         -----------------              ----------------------

       1992                    11.56 %                          12.55 %
       1993                    11.88 %                           9.98 %
       1994                    -5.55 %                          -3.22 %
       1995                    12.98 %                          14.06 %
       1996                     4.59 %                           4.90 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market value weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

      During the past 12-month period, we increased our investment in corporate securities, which included issues from some of the country's leading consumer staples, durable goods manufacturing, financial, and transportation companies. We also continued to add income to the portfolio from attractively priced mortgage-backed securities. We maintained a large portion of the Fund's assets in mortgage-backed securities (approximately 20% as of September 30, 1996) because of their high quality, income potential, and attractive prices.


CALLOUT: The Fund attempts to reduce share price fluctuation by investing in a variety of different sectors.

      The Fund continued to maintain its objective of investing in high-quality securities. As of September 30, 1996, 63% of the portfolio was invested in government, AAA-rated or AA-rated securities; 18% of the Fund was invested in A-rated bonds; and 19% was invested in AAA-rated cash equivalents.

      We believe that the AARP High Quality Bond Fund's current portfolio is well positioned for the current economic environment and we will always be looking for new opportunities to add returns to the portfolio. We believe the Fund should continue to provide shareholders with high income and less share price fluctuation than a long-term bond. Our emphasis remains on delivering both competitive yields with potential price appreciation, as well as maintaining high credit quality and diversification across various types of issues.

PIE CHART TITLE:    ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

   U.S. Treasury Obligations                26%
   Corporate Bonds                          24%
   Cash Equivalents                         21%
   U.S. Government Agency Pass-Thrus        19%
   Foreign Bonds--U.S. $ Denominated         5%
   Asset Backed                              5%
                                           ----
                                           100%
                                           ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

PORTFOLIO
MANAGEMENT TEAM

David H. Glen
  Lead Portfolio Manager
William M. Hutchinson
Stephen A. Wohler
  Portfolio Managers

      AARP INSURED TAX FREE GENERAL BOND FUND


FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal taxes. The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily.*The Fund also aims to keep the value of its shares more stable than that of a long-term municipal bond.

                                  Total Return

                                   CUMULATIVE

                                      FUND        INDEX^+
                                      ----        -------
                          1 yr.      5.88%         6.04%
                          5 yr.     40.20%        43.23%
                         10 yr.    105.67%       113.71%

                                 AVERAGE ANNUAL

                                      FUND        INDEX^+
                                      ----        -------
                          1 yr.      5.88%         6.04%
                          5 yr.      6.99%         7.44%
                          10 yr.     7.48%         7.88%

*It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state and local taxes.


HOW THE FUND HAS PERFORMED

      As stated in the Letter to Shareholders, the past year has been a disappointing time for bond investors, including those in the municipal market. Long-term interest rates rose and as a result, the value of the securities held by the Fund decreased. When we look at the total return, as illustrated in the chart below, the AARP Insured Tax Free General Bond Fund's one-year total return of 5.88% underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 6.04%. However, it outperformed the unmanaged Lehman Brothers Municipal Bond 10 Year Index return of 4.88%. Over the past year, the portfolio managers have tried to reduce the Fund's volatility by shortening the average maturity. As of September 30, 1996, the Fund's average maturity was 11 years. This helps explain the Fund's underperformance of the Lehman Brothers Municipal Bond Index, which has an average maturity of 14 years.

      It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to earn income free from federal taxes and grow over time and overcome down periods in the market. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $20,567, assuming all distributions were reinvested. If you took your dividends in cash, your investment would have grown to $10,725, and you would have received $6,665 in distributions.


LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                   AARP Insured Tax Free General           Lehman Brothers
                             Bond Fund                  Municipal Bond Index^+
                  ------------------------------        ----------------------

       1986                  $ 10000                          $ 10000
       1987                     9706                            10053
       1988                    11102                            11357
       1989                    12286                            12343
       1990                    12886                            13182
       1991                    14670                            14921
       1992                    16140                            16480
       1993                    18450                            18580
       1994                    17625                            18127
       1995                    19424                            20154
       1996                    20567                            21371

BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                   AARP Insured Tax Free General           Lehman Brothers
                             Bond Fund                  Municipal Bond Index^+
                   -----------------------------        ----------------------

       1992                    10.01 %                          10.45 %
       1993                    14.31 %                          12.74 %
       1994                    -4.88 %                          -2.44 %
       1995                    10.21 %                          11.18 %
       1996                     5.88 %                           6.04 %


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

      Purchasing bonds with call protection remained a fundamental part of the Fund's investment strategy over the past year. Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provided a more reliable income stream than would have existed if the Fund held a significant amount of bonds that could be called in before their stated maturity. As of September 30, 1996, 84% of the portfolio was invested in non-callable bonds.

CALLOUT: Investing in insured securities of varying maturities helps dampen the share price volatility of this Fund.

      We also continued to favor intermediate-term bonds, with 41% of the Fund invested in bonds maturing in 10 to 15 years. This strategy added to the Fund's performance because bonds with maturities in the 15-year range that were non-callable performed better than longer-term bonds. In addition, 22% of the portfolio was invested in the hospital sector, 16% in municipal bonds of large urban cities, and 16% in electric utilities.

      As of September 30, 1996, 90% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasurys that provide the backing of the U.S. Government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

      We believe that the Fund's strategy outlined above reflects our commitment to providing high tax-free income while seeking to keep its share price more stable than that of a long-term municipal bond.

PIE CHART TITLE:    ASSET ALLOCATION -- MUNICIPAL BOND EFFECTIVE MATURITIES

CHART PERIOD:                 As of September 30, 1996

CHART DATA:

                         Less than 1 year              8%
                         1 to less than 5 years       10%
                         5 to less than 10 years      21%
                         10 to less than 15 years     41%
                         Greater than 15 years        20%
                                                     ----
                                                     100%
                                                     ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.


PORTFOLIO
MANAGEMENT TEAM

Donald C. Carleton
  Lead Portfolio Manager
Philip G. Condon
  Portfolio Manager

      AARP BALANCED STOCK AND BOND FUND


FUND OVERVIEW

Through a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other potentially higher returning, higher risk balanced mutual funds.


                                  Total Return

                                   CUMULATIVE

                                                 BLENDED
                                      FUND        INDEX^+
                                      ----        -------
                           1 yr.     13.08%       14.50%
                           Life of
                           Fund*     31.04%       36.84%


                                 AVERAGE ANNUAL

                                                 BLENDED
                                      FUND        INDEX^+
                                      ----        -------
                           1 yr.     13.08%       14.50%
                           Life of
                           Fund*     10.69%       12.49%


HOW THE FUND HAS PERFORMED

      The AARP Balanced Stock and Bond Fund performed well. The Fund's solid one-year total return of 13.08% underperformed the blended index's total return of 14.50%, primarily because of the Fund's conservative investment strategy to reduce share price volatility. The blended index is made up of the unmanaged Standard & Poor's 500 Index 50%, the unmanaged Lehman Brothers Aggregate Bond Index 40%, and the 3-month Treasury Bill Index 10%. Please note that the Fund was introduced on February 1, 1994. Therefore, five-year and ten-year data are not available.

      We would also like to note that by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund when it was introduced in February of 1994, your investment would have grown to $13,104 by September 30, 1996, assuming all distributions were reinvested. If you took your distributions as cash, your investment would have grown to $11,753, and you would have received $1,166 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Semiannual Periods from February 1, 1994
                         to September 30, 1996

CHART DATA:

                                   Standard & Poor's          Lehman
             AARP Balanced Stock    500 Stock Price          Brothers               Blended
                and Bond Fund           Index          Aggregate Bond Index         Index^+
             -------------------   -----------------   --------------------       ------------

 2/1/94*         $ 10000               $ 10000               $ 10000               $ 10000
 3/31/94            9642                  9304                  9584                  9452
 9/30/94           10050                  9800                  9543                  9742
 3/31/95           10467                 10753                 10062                 10498
 9/30/95           11738                 12716                 10885                 11951
 3/31/96           12669                 14205                 11147                 12930
 9/30/96           13272                 15302                 11418                 13684


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                    AARP Balanced Stock         Blended
                       and Bond Fund            Index^+
                    -------------------         -------

      2/1/94*-            -0.78%                 -3.83%
     9/30/94

      1995                16.80%                 20.43%

      1996                13.08%                 14.50%


THE FUND'S INVESTMENT STRATEGY

      In general, the stock portion of the Fund (representing 57% of the

--------------------------------------------------------------------------------
^+ The performance of the blended benchmark is a weighting comprised of 50%
   Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.


 * The Fund commenced operations on February 1, 1994.

portfolio as of September, 30 1996) uses an approach similar to the AARP Growth and Income Fund. The Fund will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, refer to the AARP Growth and Income Fund Report on page 60 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)


CALLOUT: The Fund attempts to reduce share price fluctuation by following a strict discipline for stocks, by investing in bonds with varying maturities, and by maintaining a significant cash position.

      The portion of the Fund invested in bonds (representing 40% of the portfolio as of September 30, 1996) can include corporate issues, U.S. Government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings (AAA, AA, and A) by Moody's or S&P, independent rating organizations. (At all times, at least 30% of the Fund's assets will be a combination of bonds and cash equivalents.) Over this period, we favored corporate debt issues whose values stand to benefit from signs of economic strength and the accompanying perception of lower credit risk. We also focused on mortgage-backed securities, which had experienced price weakness and presented relative value. Corporates and mortgage-backed securities represented 12% and 13% of the portfolio as of September 30, 1996. The remaining 3% of the Fund's assets were invested in cash equivalents.

      We continue to believe that stocks will outperform bonds and cash over the longer term and therefore a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 57% stocks, 40% bonds, and 3% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.

PIE CHART TITLE:    ASSET ALLOCATION

CHART PERIOD:    As of September 30, 1996

CHART DATA:

Stocks                      57%
Bonds                       40%
Cash Equivalents             3%
                           ----
                           100%
                           ====


FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than an investment solely in stocks. Investors should be able to invest for the longer term (three or more years) and be comfortable with the value of their principal fluctuating up and down.



PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager
William M. Hutchinson
Benjamin W. Thorndike
  Portfolio Managers

      AARP GROWTH AND INCOME FUND

FUND OVERVIEW

The AARP Growth and Income Fund is a conservatively managed stock fund that provides the potential for long-term growth and quarterly income, while still seeking to moderate share price volatility. It invests in stocks with above-average dividend yields that may offer the opportunity for long-term growth of capital.

                                  Total Return

                                   CUMULATIVE

                                      FUND      INDEX^+
                                      ----      -------
                           1 yr.     20.20%     20.34%
                           5 yr.    108.24%    103.15%
                          10 yr.    262.51%    304.29%

                                 AVERAGE ANNUAL

                                      FUND      INDEX^+
                                      ----      -------
                           1 yr.     20.20%     20.34%
                           5 yr.     15.80%     15.21%
                          10 yr.     13.74%     14.98%


HOW THE FUND HAS PERFORMED

      The AARP Growth and Income Fund performed well over the past year. Its one-year total return of 20.20% (representing 3.22% in distributions of income and 16.98% in capital change) slightly underperformed the unmanaged Standard & Poor's Stock Price Index of 20.34%. Due to the Fund's conservative investment strategy, the Fund will often lag the index when the stock market rallies strongly, as it did over the past 12 months, and outperform when the market declines.

      It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus of staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $36,251 by September 30, 1996, assuming reinvestment of any distributions. If you took your distributions as cash, your investment would have grown to $21,044, and you would have received $7,145 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                          AARP Growth and             Standard & Poor's
                            Income Fund           500 Stock Price Index^+
                          ---------------         -----------------------

       1986                  $ 10000                     $ 10000
       1987                    13089                       14342
       1988                    11677                       12569
       1989                    15241                       16717
       1990                    13687                       15173
       1991                    17408                       19901
       1992                    19425                       22100
       1993                    23189                       24974
       1994                    25041                       25894
       1995                    30158                       33596
       1996                    36251                       40429


BAR CHART TITLE:   ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                          AARP Growth and             Standard & Poor's
                            Income Fund            500 Stock Price Index^+
                          ---------------          -----------------------

           1992               11.59 %                       11.04 %
           1993               19.38 %                       12.97 %
           1994                7.99 %                        3.68 %
           1995               20.43 %                       29.75 %
           1996               20.20 %                       20.34 %



THE FUND'S INVESTMENT STRATEGY

      Stocks had a much higher degree of volatility over the period covered by this Report than we have seen in the recent past, but yet closer to historical norm. Because of the volatile nature of the stock market, we did not make great strategic shifts in the portfolio over this period. Instead, we continued to employ some of the strategies we initiated late last year. We favored cyclical stocks that we believe were historically undervalued. New or increased portfolio

--------------------------------------------------------------------------------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

positions in cyclicals include Ford Motor Company, PACCAR (a heavy duty truck manufacturer), Weyerhaeuser and Westvaco (two paper/forest product stocks), and Phelps Dodge and Allegheny Teledyne (two metals companies). We also continued to look for opportunities in consumer cyclicals, namely in retail-oriented stocks. Valuations in this group have looked appealing for quite some time given the sector's less-than-favorable performance in 1994 and 1995. We added to existing holdings of May Department Stores and Sears. We also established a position in KMart, via its new convertible preferred issue. This offered us an attractive way to participate in the anticipated turnaround of this company.

CALLOUT: The Fund focuses on stocks with above-average dividends and sound fundamentals to help reduce share price volatility.

      We were able to buy these cyclical stocks by taking profits from many of the non-economically sensitive consumer stocks that have done well for the Fund. We also took profits in several strong-performing consumer staples such as Avon, Colgate, and Clorox, and redirected proceeds into more attractively valued stocks in the same sector such as Duracell. Duracell's stock had fallen as investors questioned the sustainability of the company's historical growth rate. The stock subsequently moved up sharply after the company announced in mid-September that it plans to merge with Gillette. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      Over the near term, we do not envision any radical shifts in the Fund's composition. In general, our focus on high dividend-paying stocks tends to lead us in the direction of value investing. This has and should continue to benefit the Fund over time.


PIE CHART TITLE:    ASSET ALLOCATION -- SECTORS OF EQUITY HOLDINGS

CHART PERIOD:                  As of September 30, 1996

CHART DATA:
                         Financial                      20%
                         Manufacturing                  19%
                         Health                         11%
                         Consumer Staples                9%
                         Durables                        8%
                         Energy                          8%
                         Communications                  6%
                         Consumer Discretionary          6%
                         Utilities                       5%
                         Other                           8%
                                                       ----
                                                       100%
                                                       ====

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least three years or more and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager
Lori J. Ensinger
Kathleen T. Millard
Benjamin W. Thorndike
  Portfolio Managers

      AARP GLOBAL GROWTH FUND

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global stock funds.

                                  Total Return

                                      FUND      INDEX^+
                                      ----      -------
                             Life of
                             Fund*   3.27%     6.60%

HOW THE FUND HAS PERFORMED

CALLOUT: The Fund seeks to offer less share price volatility than many global growth funds by maintaining core holdings that are from well-established companies in mature countries.

      The AARP Global Growth Fund was introduced to shareholders on February 1, 1996. For the life of the Fund -- February 1, 1996 through September 30, 1996 -- the total return of 3.27% (not annualized) underperformed the MSCI World Index of 6.60% for the same time period. This underperformance was due to the high cash flows into this new Fund, occurring simultaneously with rapidly rising markets, especially in the U.S. The short-term impact of these conditions was reinforced by the Fund's underweighting in the U.S. relative to the Index and to the Fund's peers. This relative underweighting reflects the view of the portfolio management team that more long-term investment values lie in other markets, which have not appreciated as much. We expect this short-term performance distortion to wash out over time.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Monthly Periods from February 1, 1996*
                         to September 30, 1996

CHART DATA:

                            AARP Global               MSCI World
                            Growth Fund                 Index^+
                            -----------                 -------

     2/1/96^*               $ 10000                   $ 10000
                              10000                     10059
     3/31/96                  10180                     10224
                              10320                     10462
     5/31/96                  10407                     10469
                              10280                     10520
     7/31/96                   9980                     10146
                              10213                     10261
     9/30/96                  10327                     10660


BAR CHART TITLE:   ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                           (Total Return%)

CHART DATA:

                            AARP Global           MSCI World
                            Growth Fund            Index^+
                            -----------           ----------
             2/1/96^*-
             9/30/96           3.27 %                 6.6 %


THE FUND'S INVESTMENT STRATEGY

      Since the Fund was introduced in February, we have adhered to a "theme approach" of investing. What this means is that we develop global themes and search for the appropriate stock values to represent them, rather than weight the portfolio according to countries or economic sectors. For example, we targeted companies with new technologies and secure large market shares. Portfolio examples include Reuters, and First Data. Another theme focuses on the world's demographics. Due to an aging population, we believe pharmaceutical

--------------------------------------------------------------------------------
^+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1996.

products and health providers will continue to thrive. We therefore favor companies such as Astra, Sandoz, and Ciba-Geigy. A third theme focuses on German and French companies that are restructuring and joining the global capital markets. We believe stocks such as Daimler-Benz (an automobile and truck manufacturer) and Hoechst (a chemical producer) should benefit from this trend. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      The portfolio is currently broadly invested among more than 20 countries and over 110 different companies. The largest allocations by country are the United States, Germany, and the United Kingdom. We expect this diversified portfolio to benefit from many global trends underway: the global economy and capital markets in aggregate are functioning well; growth is being achieved without inflation; and new technologies are emerging and old industries are restructuring.

PIE CHART TITLE:    ASSET ALLOCATION -- COUNTRIES OF EQUITY HOLDINGS

CHART PERIOD:    As of September 30, 1996

CHART DATA:

          United States              23%
          Germany                    18%
          United Kingdom             11%
          Switzerland                 9%
          Japan                       9%
          Sweden                      8%
          Canada                      4%
          France                      4%
          Australia                   3%
          Other                      11%
                                   ----
                                   100%
                                   ====

PIE CHART TITLE:    ASSET ALLOCATION -- SECTORS OF EQUITY HOLDINGS

CHART PERIOD:    As of September 30, 1996

CHART DATA:

          Manufacturing              26%
          Financial                  19%
          Metals and Minerals        10%
          Consumer Staples            8%
          Technology                  6%
          Energy                      5%
          Construction                5%
          Service Industries          5%
          Durables                    4%
          Other                      12%
                                    ----
                                    100%
                                    ====


FOR WHOM THE
FUND IS DESIGNED

The new Fund, which commenced operations on February 1, 1996, is suitable for investors who want to add worldwide stock opportunities to their portfolio. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. Because the Fund invests globally, it will be affected by up and down movements in U.S. and international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.

PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager
Nicholas Bratt
Alice Ho
  Portfolio Managers

      AARP Capital Growth Fund

FUND OVERVIEW

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks while attempting to keep the value of its shares more stable than other potentially higher returning, higher risk capital growth mutual funds.

                                  Total Return

                                   CUMULATIVE

                                     FUND         INDEX^+
                                     ----         -------
                        1 yr.       15.97%         20.34%
                        5 yr.       76.63%        103.15%
                       10 yr.      242.55%        304.29%


                                 AVERAGE ANNUAL

                                     FUND         INDEX^+
                                     ----         -------
                        1 yr.       15.97%        20.34%
                        5 yr.       12.05%        15.21%
                       10 yr.       13.10%        14.98%

HOW THE FUND HAS PERFORMED

         The AARP Capital Growth Fund performed well over the past year. It provided a one-year total return of 15.97%, (representing 1.15% in distributions of income and 14.82% in capital change), although it underperformed the unmanaged Standard & Poor's 500 Stock Price Index of 20.34%. The Fund's valuation disciplines and focused diversification kept it from participating more fully in the strong rise of the broad market index.

         It is important to note that 12-month returns for the Fund will vary from year to year. However, by maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. As the graph to the right shows, if you invested $10,000 in the Fund on September 30, 1986, your investment would have grown to $34,255 by September 30, 1996, assuming you reinvested any distributions. If you took your distributions as cash, your investment would have grown to $20,573, and you would have received $6,865 in distributions.

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                            AARP Capital                  Standard & Poor's
                            Growth Fund                500 Stock Price Index^+
                            -----------                -----------------------

       1986                  $ 10000                          $ 10000
       1987                    13697                            14342
       1988                    12946                            12569
       1989                    18593                            16717
       1990                    13580                            15173
       1991                    19393                            19901
       1992                    20158                            22100
       1993                    25102                            24974
       1994                    23923                            25894
       1995                    29538                            33596
       1996                    34255                            40429


BAR CHART TITLE:      ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Yearly Periods ended September 30
                          (Total Return%)

CHART DATA:

                            AARP Capital                  Standard & Poor's
                            Growth Fund                500 Stock Price Index^+
                            -----------                -----------------------

        1992                   3.94 %                         11.04 %
        1993                  24.53 %                         12.97 %
        1994                  -4.70 %                          3.68 %
        1995                  23.47 %                         29.75 %
        1996                  15.97 %                         20.34 %



THE FUND'S INVESTMENT STRATEGY

         We continued to emphasize our strategy of maintaining a quality portfolio diversified across many sectors of the market. The top sectors include technology, health care, and finance. We believe technology has been and will continue to be a fruitful sector for above-average growth opportunities. Since technology stocks are characterized by a high degree of share price volatility,

--------------------------------------------------------------------------------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

we have focused our investments in quality companies such as Hewlett-Packard and Intel -- market leaders in their particular market segment.


CALLOUT: Through a broadly diversified portfolio consisting primarily of quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than many growth funds.

      Over the past few months, we began to focus on aerospace stocks due to the restructuring throughout the industry as a whole. We see strong growth potential in companies such as Rockwell, Lockheed Martin, and Textron. We also continued to favor the financial sector of the market. We believe that many financial stocks were attractively priced with price earnings multiples equal to or less than their earnings growth rates. We anticipate attractive earnings growth from stocks such as Federal National Mortgage Assn., American Express, and Citicorp -- three of the Fund's top five holdings. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

      Given the uncertain outlook for economic growth and individual company profits, we continue to emphasize quality companies such as Pfizer and McDonalds, in addition to those mentioned above, whose profits in our opinion are sustainable through varying market conditions.

PIE CHART TITLE:    ASSET ALLOCATION -- Sectors of Equity Holdings

CHART PERIOD:    As of September 30, 1996

CHART DATA:

               Financial                17%
               Technology               16%
               Health                   15%
               Manufacturing            12%
               Energy                   11%
               Consumer Staples          7%
               Consumer Discretionary    7%
               Durables                  5%
               Service Industries        4%
               Other                     6%
                                       ----
                                       100%
                                       ====


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (five years or more) and be comfortable with the fluctuation of their principal that is associated with investing in stocks.



PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden
  Lead Portfolio Manager
Bruce F. Beaty
  Portfolio Manager

I N V E S T M E N T  P O R T F O L I O S,

F I N A N C I A L  S T A T E M E N T S

A N D  A D D I T I O N A L

I N F O R M A T I O N

  AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------

Principal
Amount($)                                                                                                  Value($)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 9.7%
--------------------------------------------------------------------------------------------------------------------

     35,000,000     Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7%
                      to be repurchased at $35,005,542 on 10/1/96 collateralized by a $32,832,000
                      U.S. Treasury Note, 8.5%, 2/15/00 ..............................................    35,000,000
      4,998,000     Repurchase Agreement with State Street Bank dated 9/30/96 at 5.3%
                      to be repurchased at $4,998,736 on 10/1/96 collateralized by a $5,065,000
                      U.S. Treasury Note, 6%, 8/31/97 ................................................     4,998,000
                                                                                                         -----------
                    TOTAL REPURCHASE AGREEMENTS (COST $39,998,000) ...................................    39,998,000
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
  COMMERCIAL PAPER 50.0%
--------------------------------------------------------------------------------------------------------------------

HEALTH 3.4%
Pharmaceuticals
     14,000,000     Eli Lilly & Co., 5.38%, 12/11/96 .................................................    13,850,964
                                                                                                         -----------

FINANCIAL 41.3%
Business Finance 3.6%
     15,000,000     CIT Group Holdings Inc., 5.16%, 10/9/96 ..........................................    14,980,680
                                                                                                         -----------
Other Financial Companies 37.7%
     16,000,000     AIG Funding Inc., 5.51%, 1/7/97 ..................................................    15,761,080
     10,000,000     American Express Credit Corp., 3.51%, 10/3/96 ....................................     9,997,072
     14,000,000     American General Finance Corp., 5.38%, 12/18/96 ..................................    13,836,643
     16,000,000     Associates Corp. of North America, 5.38%, 12/18/96 ...............................    15,813,306
     10,000,000     Beneficial Corp., 5.59%, 4/9/97 ..................................................     9,711,908
     10,000,000     Chevron Oil Finance Co., 5.14%, 10/9/96 ..........................................     9,987,168
     10,000,000     Ciesco L.P., 4.61%, 10/7/96 ......................................................     9,991,050
     13,000,000     Credit Agricole USA Inc., 5.43%, 12/5/96 .........................................    12,871,777
     10,000,000     Dresdner U.S. Finance Inc., 4.91%, 10/2/96 .......................................     9,997,271
     10,000,000     General Electric Capital Corp., 5.32%, 3/19/97 ...................................     9,743,583
      5,000,000     General Electric Capital Services Inc., 5.59%, 4/7/97 ............................     4,857,463
     17,000,000     New Center Asset Trust, 5.14%, 10/23/96 ..........................................    16,944,369
     16,000,000     Private Export Funding Corp., 5.39%, 11/14/96 ....................................    15,892,979
                                                                                                         -----------
                                                                                                         155,405,669
                                                                                                         -----------

MEDIA 1.5%
Broadcasting & Entertainment
      6,100,000     Walt Disney Co., 5.38%, 12/10/96 .................................................     6,035,955
                                                                                                         -----------

DURABLES 3.8%
Automobiles
     16,000,000     Ford Motor Credit Co., 5.40%, 11/26/96 ...........................................    15,864,467
                                                                                                         -----------
                    TOTAL COMMERCIAL PAPER (COST $206,154,345) .......................................   206,137,735
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CERTIFICATES OF DEPOSIT 4.9%
--------------------------------------------------------------------------------------------------------------------

      5,000,000     Mellon Bank Corp., 6.13%, 9/9/97 .................................................     5,025,415
     15,000,000     United States National Bank of Oregon, 5.36%, 10/22/96 ...........................    15,000,000
                                                                                                         -----------
                    TOTAL CERTIFICATES OF DEPOSIT (COST $20,000,000) .................................    20,025,415
                                                                                                         -----------


    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


Principal
Amount($)                                                                                                  Value($)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 26.4%
--------------------------------------------------------------------------------------------------------------------

      5,000,000     Federal Home Loan Bank, 5.31%, 12/12/96 ..........................................     5,000,000
      2,900,000     Federal Home Loan Mortgage Corp., 5.7%, 10/1/96 ..................................     2,900,000
     17,000,000     Federal National Mortgage Association, 5.149%, 7/14/99* ..........................    16,872,500
     20,000,000     Student Loan Marketing Association, 5.695%, 11/27/96* ............................    20,026,813
     38,690,000     Student Loan Marketing Association, 5.56%, 1/23/97* ..............................    38,760,416
     10,000,000     Student Loan Marketing Association, 5.51%, 10/30/97* .............................    10,013,900
     15,500,000     Student Loan Marketing Association, 5.14%, 7/12/99* ..............................    15,377,550
                                                                                                         -----------
                    TOTAL U.S. GOVERNMENT AGENCIES (COST $109,098,204) ...............................   108,951,179
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  SHORT_TERM NOTES 8.4%
--------------------------------------------------------------------------------------------------------------------

FINANCIAL 6.8%
Banks 5.6%
      5,000,000     Bank of America Illinois, 5.7%, 5/28/97 ..........................................     5,001,291
      8,000,000     FCC National Bank Note, 5.8%, 10/10/96 ...........................................     7,999,959
     10,000,000     Pittsburgh National Bank, 5.322%, 7/1/97* ........................................     9,992,000
                                                                                                         -----------
                                                                                                          22,993,250
                                                                                                         -----------
Other Financial Companies 1.2%
      5,000,000     General Electric Capital Corp., 5.35%, 10/22/96 ..................................     5,000,000
                                                                                                         -----------

AUTOMOBILE RECEIVABLES 1.6%
      6,605,783     Ford Motor Credit Co., 5.67%, 7/15/97 ............................................     6,605,584
                                                                                                         -----------
                    TOTAL SHORT_TERM NOTES (COST $34,595,734) ........................................    34,598,834
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  SUMMARY                                                                      % OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENT PORTFOLIO (COST $409,846,283)(a) ..........     99.4                409,711,163
                    OTHER ASSETS AND LIABILITIES, NET ..........................      0.6                  2,415,030
                                                                                    -----                -----------
                    NET ASSETS .................................................    100.0                412,126,193
                                                                                    =====                ===========
--------------------------------------------------------------------------------------------------------------------


    *  Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of
       September 30, 1996.

  (a)  At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $409,846,283 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost .........................................................     $ 142,758

       Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value .........................................................      (277,878)
                                                                                                         ---------

       Net unrealized depreciation .................................................................     $(135,120)
                                                                                                         =========
--------------------------------------------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $74,841 which expire September 30, 2004. In addition, from November 1, 1995 through September
       30, 1996, the Fund incurred approximately $57,258 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the
       Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of
       Assets and Liabilities.

--------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND


-----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------------------------------


                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL INVESTMENTS 99.3%
-----------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
 Demand Note, 3.85%, 6/1/26* ......................................................  3,000,000      A-1+      3,000,000

ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
 Series 1983 C, Weekly Demand Note, 3.85%, 12/15/18* ..............................  1,000,000      A-1       1,000,000
Maricopa County, AZ, Pollution Control Revenue, Palos Verde Project,
 Series 1985 G, Tax Exempt Commercial Paper, 3.6%, 10/16/96 .......................  2,000,000      A-1       2,000,000
Maricopa County, AZ, Pollution Control Revenue, Public Service of New Mexico,
 Weekly Demand Note, 3.9%, 11/1/22* ...............................................  4,000,000      A-1+      4,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
 Weekly Demand Note, 3.8%, 10/1/22* ...............................................  3,900,000      A-1+      3,900,000
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.
 Series 1982 A, Weekly Demand Note, 3.8%, 7/1/22* .................................  1,000,000      A-1+      1,000,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly Demand
 Note, 3.9%, 12/1/11* .............................................................  1,900,000      A-1       1,900,000

CALIFORNIA
Anaheim, CA, Multi-Family Housing Revenue, Harbor Cliff Project,
 Variable Rate Demand Note, 3.55%, 7/1/06* ........................................  1,000,000      MIG1      1,000,000
California State Revenue Anticipation Note, Series 1996, 4.5%, 6/30/97 ............  1,000,000      SP1+      1,003,798
Orange County, CA, Irvine Ranch Water District, Series 1985 B,
 Variable Rate Demand Bond, 3.65%, 10/1/05* .......................................  1,000,000      A-1       1,000,000
Los Angeles County, CA, Tax and Revenue Anticipation Notes, Series 1996 A,
 4.5%, 6/30/97 ....................................................................  2,000,000      MIG1      2,009,326
Southern California Pollution Control Revenue, Edison Co., Series 1986 A,
 Daily Demand Note, 3.85%, 2/28/08* ...............................................  1,000,000      A-1+      1,000,000

COLORADO
Clear Creek County, CO, Colorado Counties Financing Program, Series 1988,
 Weekly Demand Note, 3.9%, 6/1/98* ................................................    155,000      A-1+        155,000
Colorado Health Facilities Authority, Composite Issue for Kaiser Permanente,
 Series 1995 A, Weekly Demand Note, 3.9%, 8/1/15* .................................  3,000,000      A-1+      3,000,000

FLORIDA
Dade County, FL, Industrial Development Authority Revenue, Dolphins
 Stadium Project:
   Series C, Weekly Demand Note, 3.85%, 1/1/16* ...................................  1,000,000      A-1+      1,000,000
   Series D, Weekly Demand Note, 3.85%, 1/1/16* ...................................  1,300,000      A-1+      1,300,000
Jacksonville, FL, Pollution Control Revenue, Florida Power and Light, Series 1994,
 Tax Exempt Commercial Paper, 3.6%, 10/10/96 ......................................  1,000,000      MIG1      1,000,000
Orlando, FL, Wastewater Systems Revenue, Series 1990 A, Tax Exempt
 Commercial Paper, 3.5%, 11/19/96 .................................................  2,000,000      A-1+      2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric, Cooperative
 Finance Corp., Series 1984 H-1, Weekly Demand Note, 3.4%, 3/15/14* ...............  4,250,000      A-1+      4,250,000
Sarasota County, FL, Public Hospital District, Sarasota Memorial, Series 1985 A
 Tax Exempt Commercial Paper, 3.6%, 10/18/96 ......................................  2,500,000      P1        2,500,000

GEORGIA
Gordon County, GA, Industrial Development Authority Revenue, Sara Lee Corp.
 Project, Series 1989, Weekly Demand Note, 3.85%, 3/1/02* .........................  1,400,000      A-1+      1,400,000

INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
Hoosier Energy Rural Electric, Tax Exempt Commercial Paper, 3.5%, 11/21/96 ........  2,000,000      A-1+      2,000,000



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

Hoosier City of Sullivan, IN, Cooperative Finance Corporation, Series, 1985 L4,
 Tax Exempt Commercial Paper, 3.55%, 10/8/96 ......................................  2,200,000      A-1+      2,200,000

IOWA
Iowa School Corporation Warrant Certificates, Iowa Schools Cash Anticipation
 Program, Series B, 4.25%, 1/30/97(c) .............................................  1,750,000      SP1+      1,754,764
West Des Moines, IA, Commercial Development Revenue, Greyhound Lines,
 Weekly Demand Note, 3.8%, 12/1/14* ...............................................  6,400,000      A-1+      6,400,000

KENTUCKY
Kentucky Development Finance Authority, Health Care System, Appalachian
 Regional Health Care, Series 1991, Weekly Demand Note, 3.85%, 9/1/06* ............  6,800,000      MIG1      6,800,000

MARYLAND
Ann Arrundel County, MD, Baltimore Electric & Gas Company, Tax Exempt
 Commercial Paper, 3.65%, 12/10/96 ................................................    900,000      A-1         900,000

MASSACHUSETTS
Massachusetts Bay Transportation Authority, MA, Series B, 4.75%, 9/5/97 ...........  2,000,000      SP-1      2,014,284

MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
 Weekly Demand Note, 3.79%, 8/1/12* ...............................................    300,000      A-1+        300,000

MISSISSIPPI
Jackson County, MS, Pollution Control Revenue Refunding, Chevron USA Project,
 Series 1993, Daily Demand Note 3.7%, 6/1/23* .....................................    900,000      P1          900,000
Perry County, MS, Pollution Control Revenue, Leaf River Forest Products,
 Daily Demand Note, 3.75%, 3/1/02* ................................................    800,000      P1          800,000

MISSOURI
Missouri HEFA School District Advance Funding Note, Series 1996 C, Kansas City
 School District, 4.5%, 9/8/97 ....................................................  1,000,000      SP1+      1,005,416

NEVADA
Clark County, NV, Airport System, McCarran International Airport, Series A,
 Weekly Demand Note, 3.8%, 7/1/12*(c) .............................................  3,000,000      A-1+      3,000,000

NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
 Weekly Demand Note, 3.9%, 12/1/22* ...............................................  1,700,000      A-1+      1,700,000

NEW MEXICO
Albuquerque, NM, Gross Receipts/Lodger's Tax, Series 19991 A, Weekly Demand
 Note, 3.9%, 7/1/22* ..............................................................  2,000,000      A-1+      2,000,000
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co.,
 Series 1994 B, Daily Demand Note, 3.75%, 9/1/24* .................................    300,000      P1          300,000

NEW YORK
New York State Energy Research & Development Authority, Pollution Control,
 NYS Electric and Gas, Daily Demand Note, 3.75%, 6/1/29* ..........................    500,000      A-1+        500,000
New York Municipal Water Authority, Series 1994 G, 3.75%, 6/15/24*(c) .............    350,000      MIG1        350,000
New York City General Obligation, Series 1994 H-3, Tax Exempt
 Commercial Paper, 3.75%, 11/12/96(c) .............................................  1,000,000      A-1+      1,000,000
New York City, NY, General Obligation, Series A-4, Daily Demand Note,
 4%, 8/1/22* ......................................................................    900,000      MIG1        900,000

PENNSYLVANIA
Allegheny County, PA, General Obligation, Tender Option Bond, Weekly Demand
 Note, Series C38, 3.9%, 9/1/04*(c) ...............................................  1,000,000      MIG1      1,000,000
Emmaus, PA, General Authority, Local Government Revenue Bond Pool Program:
 1989 Series E, Weekly Demand Note, 3.95%, 3/1/24* ................................  1,800,000      A-1       1,800,000
 1989 Series E-6, Weekly Demand Note, 3.95%, 3/1/24* ..............................  2,000,000      A-1+      2,000,000
 1989 Series E-8, Weekly Demand Note, 3.95%, 3/1/24* ..............................  1,200,000      A-1+      1,200,000


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Principle     Credit
                                                                                     Amount($)    Rating(b)    Value($)
-----------------------------------------------------------------------------------------------------------------------

Langhorne, PA, Franciscan Health System Pooled Financing, Saint Mary Hospital
 Authority, Series A, Daily Demand Note, 3.85%, 12/1/24* ..........................    200,000      A-1+        200,000
Philadelphia, PA, Tax and Revenue Anticipation Notes, Series 1996 A, 4.5%,
 6/30/97 ..........................................................................  2,000,000      MIG1      2,007,874
Philadelphia, PA, School District, Tax and Revenue Anticipation Notes,
 Series 1996-1997, 4.5%, 6/30/97 ..................................................  3,000,000      SP1       3,010,763

TENNESSEE
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments,
 Weekly Demand Note, 3.65%, 12/1/07* ..............................................  5,000,000      MIG1      5,000,000

TEXAS
Brazos, TX, Harbor Institutional Project, Series 1986, Tax Exempt
 Commercial Paper, 3.6%, 10/9/96 ..................................................    960,000      A-1         960,000
Grapevine, TX, Industrial Development Corp., American Airlines, Series B2
 Daily Demand Note, 3.9%, 12/1/24* ................................................    500,000      P1          500,000
Grapevine, TX, Industrial Development Corp., American Airlines, Series B4,
 Daily Demand Note, 3.9%, 12/1/24* ................................................    600,000      P1          600,000
Harris County, TX, Tax Anticipation Notes, Series 1996, 4.5%, 2/28/97 .............  1,000,000      MIG1      1,002,973
Lone Star, TX, Airport Improvement Authority, 1995 Series A-3, Daily Demand
 Note, 3.9%, 12/1/14* .............................................................    200,000      MIG1        200,000
San Antonio, TX, Electric and Gas, City Public Services, Series 1995 A, Tax Exempt
 Commercial Paper, 3.1%, 10/25/96 .................................................  1,500,000      A-1+      1,500,000
Texas General Obligation, Veterans Housing Assistance Refunding Bonds,
 Series 1995, Weekly Demand Note, 3.8%, 12/1/16* ..................................  1,500,000      A-1+      1,500,000
State of Texas, Tax and Revenue Anticipation Notes, Series 1996, 4.75%, 8/29/97 ...  2,000,000      SP1+      2,014,612

UTAH
Salt Lake City UT, Pooled Hospital Financing, Tax Exempt Commercial Paper,
 3.5%, 10/15/96 ...................................................................  1,000,000      A-1+      1,000,000

VERMONT
Vermont Educational and Health Buildings Financing Agency, Revenue
 Capital Asset Financing, Series 2005 A, 3.8%, 8/1/05* ............................  3,600,000      MIG1      3,600,000

WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand Note,
 3.9%, 11/1/18* ...................................................................  1,900,000      A-1+      1,900,000
Washington Health Care Facilities Authority:
 Sisters of Providence, Series 1985-E, Daily Demand Note, 3.75%, 10/1/05* .........  1,000,000      A-1+      1,000,000
 Yakima Valley Memorial Hospital Association, Series 1996, 3.6%, 12/1/96 ..........    800,000      AAA         800,000

WISCONSIN
Milwaukee, WI, Promissory Notes, General Obligation, Series 1996 B-6,
 3.8%, 2/15/97 ....................................................................  1,495,000      AA        1,498,545

WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding, Pacificorp Project,
 Series 1990 A, Weekly Demand Note, 3.8%, 7/1/15* .................................  2,000,000      MIG1      2,000,000
                                                                                                            -----------
TOTAL MUNICIPAL INVESTMENTS (COST $110,537,355) ...................................                         110,537,355
                                                                                                            -----------

-----------------------------------------------------------------------------------------------------------------------
  SUMMARY                                                                               % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENT PORTFOLIO (COST $110,537,355)(a) ....................     99.3         110,537,355
                    OTHER ASSETS AND LIABILITIES, NET ....................................      0.7             727,373
                                                                                              -----         -----------
                    NET ASSETS ...........................................................    100.0         111,264,728
                                                                                              =====         ===========
-----------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

  AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    * Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

  (a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $110,631,317 was as follows:

       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value .........   $(93,962)
                                                                      ========

  (b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

  (c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

--------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $608,379 of which $170,432 expires September 30, 1997, $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004. In addition, from November 1, 1995 through September 30, 1996, the Fund incurred approximately $217,594 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

  AARP GNMA AND U.S. TREASURY FUND

----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                    Market
Amount($)                                                                                                   Value($)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 0.5%
----------------------------------------------------------------------------------------------------------------------

         26,622,000   Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/96 at 5.70%
                        to be repurchased at $26,626,215 on 10/1/96, collateralized by a $27,114,000
                        U.S. Treasury Note, 6.125%,  9/30/00, (COST $26,622,000) ......................     26,622,000
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 33.1%
----------------------------------------------------------------------------------------------------------------------

        150,000,000   U.S. Treasury Note, 5.625%, 10/31/97 ............................................    149,649,000
        300,000,000   U.S. Treasury Note, 5.25%, 12/31/97 .............................................    297,609,000
        175,000,000   U.S. Treasury Note, 6.125%, 5/15/98 .............................................    175,218,750
        200,000,000   U.S. Treasury Note, 5.0%, 1/31/99 ...............................................    194,938,000
        250,000,000   U.S. Treasury Note, 5.50%, 2/28/99 ..............................................    246,132,500
        200,000,000   U.S. Treasury Note, 6.875%, 7/31/99 .............................................    202,968,000
        360,000,000   U.S. Treasury Note, 6.0%, 8/15/99 ...............................................    357,469,200
                                                                                                         -------------
                      TOTAL U.S. TREASURY OBLIGATIONS (COST $1,630,584,011) ...........................  1,623,984,450
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 65.9%
----------------------------------------------------------------------------------------------------------------------

        618,529,061   6.50% with various maturities to 5/15/26 ........................................    580,354,367
        673,093,309   7.00% with various maturities to 7/15/25 ........................................    651,628,516
        207,213,441   7.50% with various maturities to 6/15/26 ........................................    205,020,978
        188,611,417   8.00% with various maturities to 11/15/23 .......................................    191,260,566
        444,138,044   8.50% with various maturities to 9/15/26 ........................................    458,101,856
        496,933,743   9.00% with various maturities to 4/15/26 ........................................    525,485,170
        299,492,348   9.50% with various maturities to 9/15/24 ........................................    322,676,078
        227,243,557   10.00% with various maturities to 12/15/24 ......................................    248,342,764
            141,203   10.25% with a maturity of 12/15/98 ..............................................        148,087
         19,246,842   10.50% with various maturities to 1/20/21 .......................................     21,319,891
          4,025,582   11.50% with various maturities to 2/15/16 .......................................      4,593,671
          7,952,389   12.00% with various maturities to 7/15/15 .......................................      9,258,471
          6,109,038   12.50% with various maturities to 8/15/15 .......................................      7,171,566
          1,441,856   13.00% with various maturities to 8/20/15 .......................................      1,707,313
            865,092   13.50% with various maturities to 10/15/14 ......................................      1,041,010
            331,829   14.00% with various maturities to 12/15/14 ......................................        404,767
             95,793   14.50% with a maturity of 10/15/14 ..............................................        118,214
            237,143   15.00% with various maturities to 10/15/12 ......................................        292,642
            276,833   16.00% with a maturity of 2/15/12 ...............................................        344,458
                                                                                                         -------------
                      TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                        (COST $3,225,098,366) .........................................................  3,229,270,385
                                                                                                         -------------

----------------------------------------------------------------------------------------------------------------------
  SUMMARY       % OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------

                      TOTAL INVESTMENT PORTFOLIO (COST $4,882,304,377)(a) ................   99.5        4,879,876,835
                      OTHER ASSETS AND LIABILITIES, NET ..................................    0.5           24,563,009
                                                                                            -----        -------------
                      NET ASSETS .........................................................  100.0        4,904,439,844
                                                                                            =====        =============




    The accompanying notes are an integral part of the financial statements

  AARP GNMA AND U.S. TREASURY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    *  Effective maturities will be shorter due to prepayments.

  (a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,882,304,377 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........ $ 33,904,328

       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ........  (36,331,870)
                                                                   ------------

       Net unrealized depreciation ............................... $ (2,427,542)
                                                                   ============

--------------------------------------------------------------------------------

       Purchases and sales of investment securities, all of which were U.S. Government obligations and U.S. Government Agencies (excluding short-term investments), for the year ended September 30, 1996, aggregated $5,937,809,268 and $4,285,162,696, respectively.

--------------------------------------------------------------------------------

       At September 30, 1996, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $322,435,519 all of which expires September 30, 2003.

--------------------------------------------------------------------------------

       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

----------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------

Principal                                                                             Market
Amount($)                                                                            Value($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 9.7%
----------------------------------------------------------------------------------------------

    27,994,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at
                  $27,998,432 on 10/1/96 collateralized by a
                  $26,773,000 U.S. Treasury Note, 7.75%, 1/31/00 ...............    27,994,000

    21,940,000  Repurchase Agreement with State Street Bank dated
                  9/30/96 at 5.3% to be repurchased at $21,943,230
                  on 10/1/96 collateralized by a $22,233,000 U.S.
                  Treasury Note, 6%, 8/31/97 ...................................    21,940,000
                                                                                   -----------
                TOTAL REPURCHASE AGREEMENTS (COST $49,934,000) .................    49,934,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
SHORT-TERM NOTES 7.6%
----------------------------------------------------------------------------------------------

    20,000,000  Federal Farm Credit Bank, 4.63%, 10/9/96 .......................    19,976,889
    19,000,000  Federal Home Loan Bank, 2.59%, 10/2/96 .........................    18,997,271
                                                                                   -----------
                TOTAL SHORT-TERM NOTES (COST $38,974,160) ......................    38,974,160
                                                                                   -----------
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER 3.9%
----------------------------------------------------------------------------------------------

    20,000,000  Associates Corp. of North America, 5.21%, 10/29/96
                  (COST $19,916,000) ...........................................    19,916,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 25.9%
----------------------------------------------------------------------------------------------

    40,000,000  U.S. Treasury Note, 5.75%, 10/31/97 (c) ........................    39,962,400
    30,000,000  U.S. Treasury Note, 6.75%, 5/31/99 (c) .........................    30,360,900
    12,500,000  U.S. Treasury Note, 6.875%, 7/31/99 ............................    12,685,500
    25,000,000  U.S. Treasury Note, 5.75%, 8/15/03 .............................    23,847,750
    25,000,000  U.S. Treasury Note, 7.25%, 8/15/04 (c) .........................    25,898,500
                                                                                   -----------
                TOTAL U.S. TREASURY OBLIGATIONS (COST $133,291,993) ............   132,755,050
                                                                                   -----------
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY PASS-THRUS* 19.9%
----------------------------------------------------------------------------------------------

    10,122,945  Federal Home Loan Mortgage Corp., 8%, 4/1/08 ...................    10,355,570
     6,576,814  Federal National Mortgage Association, 8%, 5/1/07 ..............     6,725,910
     9,025,211  Federal National Mortgage Association, 8.5%, 11/1/09 ...........     9,372,049
     8,718,803  Federal National Mortgage Association, 8%, 12/1/09 .............     8,916,459
     6,822,599  Federal National Mortgage Association, 6.5%, 10/1/25 ...........     6,413,243
    24,106,730  Federal National Mortgage Association, 6.5%, 11/1/25 ...........    22,660,327
     2,440,099  Federal National Mortgage Association, 6.5%, 11/1/25 ...........     2,291,400
     2,381,781  Federal National Mortgage Association, 6.5%, 11/1/25 ...........     2,238,875
    32,000,000  Federal National Mortgage Association, 8.5%, TBA (b) ...........    32,819,840
                                                                                   -----------
                TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS (COST $103,052,596) ....   101,793,673
                                                                                   -----------
----------------------------------------------------------------------------------------------
FOREIGN BONDS - U.S.$ DENOMINATED 5.5%
----------------------------------------------------------------------------------------------

    15,000,000  Abbey National PLC Global Medium Term Note, 6.69%, 10/17/05 ....    14,441,250
    15,000,000  Province of Ontario Global, 6%, 2/21/06 ........................    13,829,100
                                                                                   -----------
                TOTAL FOREIGN BONDS - U.S.$ DENOMINATED (COST $29,928,700) .....    28,270,350
                                                                                   -----------




    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND


Principal                                                                              Market
Amount($)                                                                             Value($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
ASSET BACKED 5.4%
----------------------------------------------------------------------------------------------
HOME EQUITY LOANS 4.5%
     22,727,121  The Money Store Inc. Home Equity Trust Series
                   1996-B A1, 6.72%, 3/15/10 ...................................    22,762,632
MANUFACTURED HOUSING 0.9%
      4,500,000  Merrill Lynch Mortgage Investors Inc., "B", Series
                   1991-D, 9.85%, 7/15/11 ......................................     4,734,810
                                                                                   -----------
                 TOTAL ASSET BACKED (COST $27,186,340) .........................    27,497,442
                                                                                   -----------
----------------------------------------------------------------------------------------------
CORPORATE BONDS 24.0%
----------------------------------------------------------------------------------------------

CONSUMER STAPLES 3.2%
     15,000,000  Coca Cola Enterprises, Inc., 8.5%, 2/1/22 .....................    16,362,450
                                                                                   -----------
FINANCIAL 9.9%
      1,500,000  American Express Credit Corp., 11.625%, 12/12/00 ..............     1,606,875
     15,000,000  Associates Corp. of North America, 6.625%, 5/15/01 ............    14,849,400
      7,550,000  BankAmerica Corp., 7.125%, 5/1/06 .............................     7,431,465
     20,000,000  Fleet Financial Group Inc., 6%, 10/26/98 ......................    19,842,400
      7,450,000  Wells Fargo & Co., 6.875%, 4/1/06 .............................     7,193,869
                                                                                   -----------
                                                                                    50,924,009
                                                                                   -----------
TECHNOLOGY 2.7%
     15,000,000  In-ternational Business Machines Corp., 7%, 10/30/45 ..........    13,704,600
                                                                                   -----------
ENERGY 6.4%
     15,000,000  Atlantic Richfield Co., 9.125%, 8/1/31 ........................    17,619,000
     15,000,000  Norsk Hydro AS, 7.75%, 6/15/23 ................................    14,919,300
                                                                                   -----------
                                                                                    32,538,300
                                                                                   -----------
UTILITIES 1.8%
     10,000,000  Public Service Electric & Gas Co. 1st Refunding
                   Mortgage, 6.25%, 1/1/07 .....................................     9,145,800
                                                                                   -----------
                 TOTAL CORPORATE BONDS (COST $124,101,989) .....................   122,675,159
                                                                                   -----------

----------------------------------------------------------------------------------------------
SUMMARY                                                            % OF NET ASSETS
----------------------------------------------------------------------------------------------

                 TOTAL INVESTMENT PORTFOLIO (COST $526,385,778) (a) ...  101.9     521,815,834
                 OTHER ASSETS AND LIABILITIES, NET ....................   (1.9)     (9,910,668)
                                                                         -----     -----------
                 NET ASSETS ...........................................  100.0     511,905,166
                                                                         =====     ===========

----------------------------------------------------------------------------------------------


*    Effective maturities will be shorter due to prepayments.

TBA To be announced

(a) At September 30, 1996, the net unrealized depreciation on investments based on cost for federal income tax purposes of $526,385,778 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost .......................................   $ 1,610,998

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value .......................................    (6,180,942)
                                                                                   -----------
     Net unrealized depreciation ...............................................   $(4,569,944)
                                                                                   ===========

(b)  Security purchased on a when-issued basis (See Note 1 of Notes to the Financial Statements).





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------



(c) At September 30, 1996, these securities, in whole or in part, have been segregated to cover when-issued securities.
-------------------------------------------------------------------------------
     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1996 was $2,745,543,197 and $2,745,543,197,
     respectively.
-------------------------------------------------------------------------------
     For the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term and U.S. Government obligations and U.S. Government agencies) aggregated $135,968,590 and $74,784,828, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $639,930,969 and $725,671,135, respectively. In addition, the Fund wrote and closed options on U.S. Treasury Bonds (premiums received $268,688).
-------------------------------------------------------------------------------
     At September 30, 1996, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $7,897,530 which expires September 30, 2003. In addition, from November 1, 1995 through September 30, 1996, the Fund incurred approximately $860,534 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.
-------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.





    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS (Under 1 year) - 6.6%
-------------------------------------------------------------------------------------------------------------

ALABAMA
Phoenix City, AL, Industrial Development Bond, Mead Coated
   Board Project, Daily Demand Note, 4.1%, 10/1/25* .......................   3,100,000     A1      3,100,000

CALIFORNIA
San Diego County, California, Water Authority, Certificate of Participation:
   5.632%, 4/25/07*(c) ....................................................   6,300,000     AAA     6,481,629
   5.681%, 4/22/09*(c) ....................................................   4,500,000     AAA     4,605,795

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Refunding Bonds,
   Series A6, Daily Demand Note, 4.1%, 10/1/07* ...........................     400,000     A         400,000

FLORIDA
Halifax Hospital Medical Center, FL, Hospital Revenue, Auction
   Reset Security, Series A, 3.7%, 10/1/19*(c) ............................  11,000,000     AAA    11,000,000
Volusia County, FL, Health Facility Authority Revenue Health
   FAC-S Alliance Community, Variable Rate Demand Note, 4%, 9/1/20* .......   1,000,000     A1+     1,000,000

ILLINOIS
Illinois Educational Facilities Authority, University Pooled
   Finance Program, Weekly Demand Note, 3.9%, 12/1/05*(c) .................   5,000,000     MIG1    5,000,000
Illinois Health Facilities Authority, Rush Presbyterian St.
   Luke's Hospital, Tax Exempt Commercial Paper,
   Series 1989, 3.5%, 10/22/96 ............................................   1,100,000     A1+     1,100,000

INDIANA
Trustees of Purdue University Student Fee Revenue Bonds,
   Series 1995K, Weekly Demand Bond, 3.8%, 7/1/20* ........................   5,000,000     MIG1    5,000,000

KANSAS
Burlington, KS, Environmental Improvement Revenue, Kansas City
   Power & Light, Municipal Auction Security,
   Series B, 3.64%, 12/1/23* ..............................................  16,000,000     A      16,000,000

MASSACHUSETTS
Massachusetts Education Loan Authority Revenues, Issue E,
   Series 1996A, Weekly Demand Note, 3.8%, 7/1/14* ........................   1,000,000     A1+     1,000,000
Massachusetts Health & Educational Facilities Authority, Capital
   Asset Program:
   Series 1989G-1, Weekly Demand Note, 3.7%, 1/1/19*(c) ...................     800,000     AAA       800,000
   Series D, Weekly Demand Note, 3.75%, 1/1/35*(c) ........................     100,000     SP1+      100,000
Massachusetts Industrial Finance Agency, Resource Recovery,
   Ogden Haverhill Project, Weekly Demand Note, 3.8%, 12/1/06* ............   1,600,000     MIG1    1,600,000
Massachusetts State Health and Educational Facilities,
   Boston University, Select Auction Variable Rate
   Securities, 3.53%, 10/1/31*(c) .........................................   1,000,000     AAA     1,000,000

MICHIGAN
Grand Rapids, MI, Water Supply Revenue Bonds, Series 1993,
    Weekly Demand Note, 3.7%, 1/1/20*(c) ..................................   3,000,000     MIG1    3,000,000

NEW YORK
New York City Municipal Water Finance Authority, Series 1994G
    Variable Rate Demand Note, 3.75%, 6/15/24*(c) .........................     300,000     MIG1      300,000
New York City, NY, General Obligation, Unlimited Tax
    Series A4, 3.9%, 8/1/21* ..............................................   7,600,000     MIG1    7,600,000
New York State Energy, Brooklyn Union Gas, Select Auction
    Variable Rate Securities, 3.59%, 4/1/20* ..............................  10,000,000     A      10,000,000
New York State General Obligation, Tax Exempt Commercial Paper,
    Series R, 3.45%, 10/9/96 ..............................................   4,000,000     A       4,000,000

NORTH CAROLINA
Durham, NC, General Obligation, Variable Rate
    Demand Note, 3.8%, 2/1/12* ............................................     100,000     A1        100,000





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
OHIO
Cuyahoga County, OH, Health & Education, University Hospital
   of Cleveland, Daily Demand Note, 3.95%, 1/1/16* ........................   1,300,000     MIG1    1,300,000

PENNSYLVANIA
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Daily
Demand Note, 4%, 3/1/27* ..................................................   5,300,000     A1+     5,300,000

PUERTO RICO
Puerto Rico, Series 1996, Variable Rate Demand Bond, 3.65%, 7/1/01*(c) ....   3,000,000     AAA     3,000,000

SOUTH CAROLINA
Charleston, SC, Industrial Refunding Revenue Bonds, Massey Coal
   Terminal, Daily Demand Bond, 3.75%, 1/1/07* ............................     450,000     P1        450,000

TEXAS
Grapevine, TX, Industrial Development Authority Corp., Series A4,
   Daily Demand Note, 3.9%, 12/1/24* ......................................   1,700,000     P1      1,700,000

UTAH
Intermountain Power Agency, UT, Power Supply Revenue,
   Series 1993, 5.55%, 7/1/11* ............................................   7,000,000     AAA     6,760,250

VIRGINIA
Peninsula Port Authority, VA, Shell Oil, Daily
   Demand Note, 3.75%, 12/1/05* ...........................................   3,600,000     SS&C    3,600,000
Winchester County, VA, Industrial Development Authority,
   Hospital Revenue, 6.3%, 1/1/15*(c) .....................................   5,700,000     AAA     5,432,442

WASHINGTON
Tacoma, WA, Electric System Revenue, 6.51%, 1/2/15*(c) ....................   6,000,000     AAA     6,268,620
                                                                                                  -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (COST $116,519,925) ................                       116,998,736
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS (Over 1 year) - 92.5%
-------------------------------------------------------------------------------------------------------------
ALASKA
Alaska State Housing Finance Corp., Veterans Mortgage, First
   Program, Series F, GNMA Collateralized, 8.1%, 9/1/20 ...................   4,340,000     AAA     4,455,227
Anchorage, AK, Electric Utility Revenue, Senior Lien, 6.5%, 12/1/07 (c) ...   2,620,000     AAA     2,910,296
North Slope Borough, AK, General Obligation:
    Capital Appreciation, Series A, Zero Coupon, 6/30/06 (c) ..............   4,000,000     AAA     2,343,360
    Capital Appreciation, Series B, Zero Coupon:
       6/30/05 (c) ........................................................  25,600,000     AAA    15,978,496
       6/30/04 (c) ........................................................  15,500,000     AAA    10,287,350
    Series B, Zero Coupon, 1/1/03 (c) .....................................  16,000,000     AAA    11,557,440

ARIZONA
Arizona State, Municipal Finance Program, Certificate of
    Participation, Series 25, 7.875%, 8/1/14 (c) ..........................   3,500,000     AAA     4,436,740
Maricopa County, AZ:
    School District #28, Kyrene Elementary,
        Series B, Zero Coupon, 1/1/04(c) ..................................   6,000,000     AAA     4,152,360
    School District #6, Washington Elementary,
        Series B, 4.1%, 7/1/13 (c) ........................................   2,950,000     AAA     2,443,574
    Unified School District #41, Gilbert School,
        Zero Coupon, 1/1/05 (c) ...........................................   5,280,000     AAA     3,445,411
    Unified School District #68, Alhambra Elementary,
        Zero Coupon, 7/1/05 (c) ...........................................   2,850,000     AAA     1,812,258
Scottsdale, AZ, Industrial Development Authority, Scottsdale Memorial
        Hospital, 8.5%, 9/1/17 (c) ........................................   1,050,000     AAA     1,114,050

CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
        5.375%, 6/1/09 ....................................................  10,415,000     AAA    10,385,734
Banning, CA, Water System, Certificate of Participation, 8%, 1/1/19 (c) ...     960,000     AAA     1,245,053
Banning, CA, Wastewater, Certificate of Participation, 8%, 1/1/19 (c) .....   1,080,000     AAA     1,400,684


    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Big Bear Lake, California Department of Water and Power, Series 1996,
        6%, 4/1/11 (c) ....................................................   3,800,000     AAA     4,015,498
State of California, General Obligation, 6.4%, 2/1/06 (c) .................   4,500,000     AAA     4,936,860
California Housing Finance Agency Revenue, 5.7%, 8/1/16 ...................   7,210,000     AAA     7,083,392
California Housing Finance Authority Revenue, 5.3%, 8/1/14 (c) ............   4,000,000     AAA     4,002,120
California State Public Works Board, Lease Revenue,
    Series A, 6.3%, 12/1/06 (c) ...........................................   8,095,000     AAA     8,918,504
Irvine Ranch, California Water District, Joint Powers Agency
    Local Pool Revenue, 7.875%, 2/15/23 ...................................   3,000,000     AA      3,128,820
Los Angeles County, CA, Convention & Exhibition Center Authority,
    Certificate of Participation:
         Zero Coupon, 8/15/02 (c) .........................................   5,000,000     AAA     3,738,650
         Zero Coupon, 8/15/03 (c) .........................................   6,270,000     AAA     4,435,085
Los Angeles County, CA, Public Works Financing Authority Lease Revenue,
        Series 1996B, 5.25%, 9/1/11 (c) ...................................   3,000,000     AAA     2,921,220
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/06 (c) ............   9,000,000     AAA     9,702,450
Los Angeles County, CA, Public Works Finance Authority, Lease Revenue,
        Multiple Projects IV, 4.75%, 12/1/10 (c) ..........................  11,140,000     AAA    10,201,009
Madera, CA, Certificates of Participation, Valley Children's
    Hospital Project, Series 1995, 6.5%, 3/15/10 (c) ......................   2,840,000     AAA     3,127,408
Oakland, CA, Redevelopment Agency, Tax Allocation, Central District,
    6%, 2/1/07 (c) ........................................................   2,000,000     AAA     2,138,080
Riverside, CA, Transportation Commission, Sales Tax Revenue:
    Series A, 5.7%, 6/1/06 (c) ............................................   5,400,000     AAA     5,648,670
    Series A, 5.75%, 6/1/07 (c) ...........................................    3,000,000    AAA     3,146,100
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax,
    Revenue Refunding, 6.75%, 7/1/10 (c) ..................................   2,000,000     AAA     2,263,660
San Joaquin, CA, Certificates of Participation, County Public
    Facilities Project, 5.5%, 11/15/13 (c) ................................   2,000,000     AAA     1,997,660
Sweetwater, CA, Water Revenue, 5.25%, 4/1/10 (c) ..........................  13,240,000     AAA    13,051,330
Three Valleys, CA, Municipal Water District, Certificates
    of Participation, 5%, 11/1/14 (c) .....................................   3,000,000     AAA     2,774,310
Whittier, CA, Presbyterian Intercommunity Hospital, Health
    Facilities Revenue, 6.25%, 6/1/08 (c) .................................   1,780,000     AAA     1,936,943

COLORADO
Castle Rock Ranch Colorado Public Improvements Authority,
    Public Facilities Revenue:
       Series 1996, 6.3%, 12/1/07 .........................................   3,115,000     AA      3,286,014
       Series 1996, 6.4%, 12/1/08 .........................................   3,310,000     AA      3,502,079
       Series 1996, 6.375%, 12/1/11 .......................................   2,000,000     AA      2,088,020

CONNECTICUT
Connecticut Resource Recovery Authority:
    Series 1996, 6.25%, 11/15/05 (c) ......................................   2,000,000     AAA     2,166,000
    Series 1996A, 6.25%, 11/15/06 (c) .....................................   4,525,000     AAA     4,895,009
Connecticut State Housing Authority, Housing Mortgage
    Finance Program, Series 1992B, 6.15%, 11/15/04 ........................   5,000,000     AA      5,194,000

DISTRICT OF COLUMBIA
District of Columbia, General Obligation:
    Series A1, 6.5%, 6/1/10 (c) ...........................................   2,270,000     AAA     2,483,630
    Refunding, 1993 Series A, 5.875%, 6/1/05 (c) ..........................   4,750,000     AAA     4,924,135
    Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09***(c) ...............   5,000,000     AAA     5,481,600
    Series B, Zero Coupon, 6/1/00 (c) .....................................   3,500,000     AAA     2,929,325
    Series B, 6.125%, 6/1/03 (c) ..........................................   4,000,000     AAA     4,219,760
    Series B, 5.4%, 6/1/06 (c) ............................................  18,905,000     AAA    18,861,329
    Series B3, 5.4%, 6/1/06 (c) ...........................................  10,000,000     AAA     9,976,900





    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Series B, 5.5%, 6/1/07 (c) .............................................  25,000,000     AAA    25,058,000
   Series B, 5.5%, 6/1/08 (c) .............................................  21,300,000     AAA    21,279,978
   Series B, 5.5%, 6/1/09 (c) .............................................  15,150,000     AAA    15,039,708
   Series B, 5.5%, 6/1/09 (c) .............................................   2,840,000     AAA     2,819,325
   Series B, 5.5%, 6/1/10 (c) .............................................  15,590,000     AAA    15,382,653
   Series B, 5.5%, 6/1/12 (c) .............................................   1,050,000     AAA     1,024,097
District of Columbia, Georgetown University, Series B, 7.1%, 4/1/12 .......   3,000,000     AAA     3,202,440

FLORIDA
Florida State Department of Natural Resources, Preservation 2000-A,
   4.75%, 7/1/12 (c) ......................................................  10,000,000     AAA     9,039,400
Florida Municipal Power Agency, Stanton II Project, Refunding
   Revenue Bonds, Series 1993, 4.5%, 10/1/16 (c) ..........................   4,400,000     AAA     3,732,652
Orange County, FL, Health Facilities Authority Refunding Program,
   Series A, 7.875%, 12/1/25 (c) ..........................................  16,830,000     AAA    17,545,107
Sarasota County, FL, School Board Finance Corp., Lease Revenue,
   Refunding, 5%, 7/1/09 (c) ..............................................   5,595,000     AAA     5,355,366

GEORGIA
Cobb County, GA, Kennestone Hospital Authority,
   Series A, 5.625%, 4/1/11 (c) ...........................................   5,305,000     AAA     5,370,676
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/11 (c) ...................................   8,225,000     AAA     8,074,894
Municipal Electric Authority of Georgia, 5th Crossover,
   Project #1, 6.4%, 1/1/13 (c) ...........................................   3,500,000     AAA     3,807,615

ILLINOIS
Central Lake County, IL, Joint Action Water Agency,
   Refunding Revenue, Zero Coupon, 5/1/02 (c) .............................   2,245,000     AAA     1,698,185
Chicago O'Hare International Airport, IL, Refunding Revenue:
   Series 1996A, Passenger Facilities Charge, 6%, 1/1/06 (c) ..............   2,000,000     AAA     2,104,140
   Series C, 5%, 1/1/11 (c) ...............................................   6,500,000     AAA     6,071,520
Chicago, IL, Board of Education, Certificate of Participation,
   Series 1992A, Non Callable, 6.125% 1/1/06 (c) ..........................   4,000,000     AAA     4,268,640
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/09 (c) .......................................................  11,990,000     AAA    12,010,023
   5.5%, 1/1/10 (c) .......................................................   7,220,000     AAA     7,212,563
Chicago, IL, General Obligation:
   6.25%, 1/1/11 (c) ......................................................   3,000,000     AAA     3,201,600
   Series A, 5.375%, 1/1/13 (c) ...........................................  15,410,000     AAA    15,009,648
   Series B, 5%, 1/1/08 (c) ...............................................   3,485,000     AAA     3,374,003
   Series B, 5%, 1/1/10 (c) ...............................................   5,200,000     AAA     4,910,360
   Series B, 5%, 1/1/11 ...................................................   1,620,000     AAA     1,528,324
   Series B, 5%, 1/1/12 (c) ...............................................   5,000,000     AAA     4,679,950
   Series B, 5.125%, 1/1/15 (c)(d) ........................................   9,550,000     AAA     8,993,044
   Emergency Telephone System, 5.55%, 1/1/08 ..............................   5,820,000     AAA     5,898,279
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/1/11 (c) ........................................   1,600,000     AAA     1,711,984
   Series A, 6.25%, 1/1/15 (c) ............................................  23,000,000     AAA    24,583,780
   Series A, 6.25%, 1/1/10 (c) ............................................  11,550,000     AAA    12,345,218
   Series A 6%, 1/1/16 (c) ................................................  11,025,000     AAA    11,473,166
   Series A, 6%, 1/1/20 (c)(d) ............................................  36,625,000     AAA    38,027,005
Chicago, IL, Motor Fuel Tax Revenue, Prerefunded 1/1/01 at
   100, 6.5%, 1/1/16***(c) ................................................   2,000,000     AAA     2,138,720
Chicago, IL, Public Building Commission, Building Revenue:
   Series A, 5.25%, 12/1/07 (c) ...........................................   3,500,000     AAA     3,482,220
   Series A, 5.25%, 12/1/09 (c) ...........................................  10,420,000     AAA    10,158,250




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Series A, 5.25%, 12/1/11 (c) ...........................................   9,705,000     AAA     9,331,358
   Series A, Zero Coupon, 1/1/06 (c)                                          2,430,000     AAA     1,478,849
Cook & Dupage Counties, Illinois High School District Number 210, Zero Coupon:
   12/1/07 (c) ............................................................   2,550,000     AAA     1,385,033
   12/1/08 (c) ............................................................   2,625,000     AAA     1,334,051
   12/1/09 (c) ............................................................   2,860,000     AAA     1,357,356
Cook County, IL, General Obligation:
   Zero Coupon, 11/1/04 (c) ...............................................   3,205,000     AAA     2,132,928
   Series C, 6%, 11/15/07 (c) .............................................   5,000,000     AAA     5,334,350
Decatur, IL, General Obligation, Series 1991:
   Zero Coupon, 10/1/03 (c) ...............................................   1,455,000     AAA     1,019,111
   Zero Coupon, 10/1/04 (c) ...............................................   1,415,000     AAA       935,372
Decatur, IL, Public Building Commission, Certificate of Participation:
   6.5%, 1/1/03 (c) .......................................................   1,725,000     AAA     1,871,936
   6.5%, 1/1/06 (c) .......................................................   1,500,000     AAA     1,641,630
Evergreen Park, Illinois Hospital Facilities, Little County
   Mary's Hospital, 7.75%, 2/15/09 (c) ....................................   2,935,000     AAA     3,120,257
Illinois State, Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/11 (c) ....................................................   3,000,000     AAA     3,229,530
   6.25%, 12/15/20 (c) ....................................................   6,975,000     AAA     7,493,801
   Series A, 6.5%, 12/15/07 ...............................................   4,765,000     AAA     5,285,719
   Series A, 6.5%, 12/15/08 (c) ...........................................   5,255,000     AAA     5,816,024
Illinois Educational Facilities Authority, Loyola University:
   Zero Coupon, 7/1/05 (c) ................................................   4,000,000     AAA     2,521,920
   Revenue Refunding, Series 1991A, Zero Coupon, 7/1/04 (c) ...............   2,860,000     AAA     1,915,170
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
       6%, 8/15/06 (c) ....................................................   1,380,000     AAA     1,450,187
       6%, 8/15/07 (c) ....................................................   1,460,000     AAA     1,526,342
       6%, 8/15/08 (c) ....................................................   1,550,000     AAA     1,611,318
       6%, 8/15/09 (c) ....................................................   1,640,000     AAA     1,694,924
   Children's Memorial Hospital, 6.25%, 8/15/13 (c) .......................   3,400,000     AAA     3,593,120
   Felician Healthcare Inc., Series A, 6.25%, 1/1/15 (c) ..................  17,000,000     AAA    18,050,430
   Memorial Medical Center, 6.75%, 10/1/11 (c) ............................   2,135,000     AAA     2,311,351
   Methodist Health Service, Series 1985G, 8%, 8/1/15 (c) .................  10,015,000     AAA    11,025,614
   Sherman Hospital, 6.75%, 8/1/11 (c) ....................................   2,700,000     AAA     2,960,172
   SSM Healthcare System, Series AA, 6.4%, 6/1/08 (c) .....................   1,350,000     AAA     1,474,200
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/1/12 (c) .....................................   2,500,000     AAA     2,809,675
Kane County, Illinois School District -129 Aurora West Side,
   Series 1996A, 6.5%, 2/1/10 (c) .........................................   1,775,000     AAA     1,939,276
Kendall, Kane and Will Counties, IL, Community Unit School
   District Number 308, Oswego:
       Zero Coupon, 3/1/02 (c) ............................................   1,055,000     AAA       804,712
       Zero Coupon, 3/1/05 (c) ............................................   1,540,000     AAA       988,156
       Zero Coupon, 3/1/06 (c) ............................................   1,595,000     AAA       962,040
Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion
   Project:
       Zero Coupon, 12/15/03 (c) ..........................................   3,200,000     AAA     2,218,048
       Zero Coupon, 6/15/04 (c) ...........................................  10,300,000     AAA     6,913,154
State of Illinois, Northwest Suburban Municipal Joint Action
   Water Agency, Supply System Revenue, 6.45%, 5/1/07 (c) .................   2,575,000     AAA     2,812,415
Rosemont, IL, Tax Increment, Series C:
   Zero Coupon, 12/1/05 (c) ...............................................   4,455,000     AAA     2,747,799




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
   Zero Coupon, 12/1/07 (c) ...............................................   2,655,000     AAA     1,442,063
State University Retirement System, IL, Special Revenue,
   Zero Coupon, 10/1/03 (c) ...............................................   2,750,000     AAA     1,926,155
University of Illinois, Board of Trustees, Series 1991:
   Zero Coupon, 4/1/03 (c) ................................................   3,890,000     AAA     2,794,771
   Zero Coupon, 4/1/05 (c) ................................................   3,830,000     AAA     2,446,796
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
       Zero Coupon, 12/15/00 (c) ..........................................   1,325,000     AAA     1,087,017
       Zero Coupon, 12/15/01 (c) ..........................................   1,730,000     AAA     1,340,369

INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, 6.5%, 11/15/12 (c) ............   1,400,000     AAA     1,488,564
Indiana Health Facility Finance Authority, Hospital Revenue:
   Ancilla Systems Inc., Series A, 6%, 7/1/18 (c) .........................  27,635,000     AAA    28,588,131
   Community Hospital Project, 6.4%, 5/1/12 (c) ...........................   5,000,000     AAA     5,275,750
Indiana Municipal Power Agency, Power Supply System,
   Series B, 6%, 1/1/12 (c) ...............................................   2,000,000     AAA     2,095,800
Indiana University:
   Student Fees Revenue, Series H, Zero Coupon, 8/1/06 (c) ................   8,500,000     AAA     5,013,470
   Series H, Zero Coupon, 8/1/08 (c) ......................................  10,000,000     AAA     5,177,200
   Student Fee Bonds, Series J, 5%, 8/1/18 (c) ............................   4,200,000     AAA     3,801,042
Madison County, IN, Community Hospital of Anderson,
   Prerefunded 1/1/98 at 102, 8%, 1/1/14***(c) ............................   7,055,000     AAA     7,530,366
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/11 (c) ...............................................   4,000,000     AAA     1,757,000

IOWA
Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c) .......................   5,000,000     AAA     5,462,600

KANSAS
Kansas City, KS, Utility System Revenue:
   ETM, Zero Coupon, 9/1/04** .............................................   3,575,000     AAA     2,421,562
   ETM, Zero Coupon, 9/1/05** .............................................   5,300,000     AAA     3,393,961
   ETM, Zero Coupon, 9/1/06** .............................................   1,875,000     AAA     1,130,081
   Zero Coupon, 9/1/04 ....................................................   2,640,000     AAA     1,766,266
   Zero Coupon, 9/1/05 ....................................................   3,950,000     AAA     2,490,159
   Zero Coupon, 9/1/06 ....................................................   1,375,000     AAA       815,224

LOUISIANA
Louisiana Public Facilities Authority, Prerefunded 2/15/08
   at 100, 4.75%, 5/1/16***(c) ............................................   5,765,000     AAA     5,548,813
New Orleans, Louisiana Exhibition Hall Authority, Series 1993,
   Zero Coupon, 7/15/06 ...................................................   4,350,000     AAA     2,392,457
New Orleans, LA, General Obligation, Zero Coupon, 9/1/07 (c) ..............  10,000,000     AAA     5,565,000
Orleans, LA, Levee District, Levee Improvement Bonds,
   Series 1986, 5.95%, 11/1/14 (c) ........................................   2,000,000     AAA     2,034,480

MASSACHUSETTS
Commonwealth of Massachusetts, General Obligation:
   Series A, 7%, 3/1/99 (c) ...............................................   4,850,000     AAA     5,143,037
   Series D, 7%, 10/1/03 (c) ..............................................   7,000,000     AAA     7,631,680
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue, Series A, 5.1%, 7/1/07 (c) ................   1,640,000     AAA     1,610,611

MICHIGAN
Brighton, MI, Area School District, Series I, Zero Coupon,
   Prerefunded 5/1/05 at 34.134, 5/1/20***(c) .............................  22,000,000     AAA     4,861,120
Detroit, MI, General Obligation, Distributable State
   Aid Refunding, 5.2%, 5/1/07 (c) ........................................   3,000,000     AAA     2,971,470




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Detroit, MI, Unlimited Tax, General Obligation, Distributable
    State Aid, 5.25%, 5/1/08 (c) ..........................................   1,500,000     AAA     1,478,190
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue,
    Borgess Medical Center, Series A, 6%, 7/1/09 (c) ......................   8,250,000     AAA     8,585,858
Michigan State Hospital Finance Authority, Sisters of Mercy
    Healthcorp Obligated Group, Series P, 5.25%, 8/15/08 (c) ..............   8,655,000     AAA     8,571,566
Michigan State Housing Development Authority, Rental Revenue,
    Series B, 5.7%, 4/1/12 ................................................   6,275,000     AAA     6,161,109

MINNESOTA
Northern Minnesota Municipal Power Agency, Series A, 7.25%, 1/1/16 ........   7,500,000     AAA     7,998,675

MISSOURI
MissouriHealth & Educational Facilities Authority, SSM Healthcare,
    1992 Series 1992AA:
       6.35%, 6/1/08 (c) ..................................................   8,125,000     AAA     8,837,481
       6.4%, 6/1/09 (c) ...................................................   8,640,000     AAA     9,408,010

NEVADA
Clark County, NV, School District, General Obligation,
   Zero Coupon, 3/1/05 (c) ................................................   8,070,000     AAA     5,199,420

NEW JERSEY
New Jersey Highway Authority, Garden State Parkway
   General Revenue, ETM 6.5%, 1/1/11** ....................................   5,055,000     AAA     5,404,048
New Jersey Housing and Mortgage Finance Agency, Home
   Mortgage Purchase Revenue, Zero Coupon, 10/1/16 (c) ....................   5,155,000     AAA       648,138
New Jersey Turnpike Authority:
   6.5%, 1/1/09 (c) .......................................................   5,000,000     AAA     5,501,950
   IBC Series 1991A, 6.3%, 1/1/01 (c) .....................................   1,250,000     AAA     1,329,638

NEW YORK
New York City, New York, General Obligation:
   Unlimited Series 1987A, 8%, 11/1/01 (c) ................................     760,000     AAA       804,559
   Unlimited Series 1994H, Subseries H-1, 5.8%, 8/1/04 (c) ................   5,000,000     AAA     5,270,250
   Series G, 5.9%, 2/1/05 .................................................   5,500,000     AAA     5,772,470
   Series 1989E, 7%, 12/1/07 ..............................................     115,000     AAA       120,791
   8.125%, 11/1/05 (c) ....................................................   1,400,000     AAA     1,483,930
   Series A, ETM, 8%, 11/1/01** ...........................................     740,000     AAA       803,892
   Series A, 3%, 8/15/02 (c) ..............................................   9,000,000     AAA     8,230,860
   Series C, 6.4%, 8/1/04 (c) .............................................     500,000     AAA       541,955
   Series C, 6.4%, 8/1/05 (c) .............................................     430,000     AAA       463,811
   Series C, Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05***(c) .............  10,000,000     AAA    11,004,800
   Series D, 8%, 8/1/05 (c) ...............................................     170,000     AAA       178,826
   Series D, Prerefunded 8/1/97 at 102, 8%, 8/1/05***(c) ..................     830,000     AAA       874,803
   Series D, 6%, 8/1/06 (c) ...............................................     140,000     AAA       143,760
   Series D, 6%, 8/1/08 (c) ...............................................     370,000     AAA       377,777
   Series E, ETM, 7%, 12/1/07**(c) ........................................   1,385,000     AAA     1,429,486
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/1/05 (c) .......   9,905,000     AAA    10,728,106
   Revenue, City University, 7%, 7/1/09 (c) ...............................   4,000,000     AAA     4,604,000
   Revenue, City University, 7.5%, 7/1/10 (c) .............................   5,750,000     AAA     6,898,333
   Lease Revenue Bonds, Dormitory Facilities, Series A, 6%, 7/1/09 (c) ....   2,000,000     AAA     2,101,840
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/06 (c) ...................   5,300,000     AAA     5,622,399
New York State, Urban Development Corporation Revenue,
   Correctional Capital Facilities, Series A, 6.5%, 1/1/11 ................   4,500,000     AAA     4,935,420
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/07 (c) .................................................   8,000,000     AAA     8,585,520



    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency:
   Refunding Link Certificate, 5.5%, 1/1/07 (c) ...........................   2,000,000     AAA     2,024,840
   Refunding Link Certificate, 6%, 1/1/18 (c) .............................   8,775,000     AAA     9,195,849
   Power System Revenue Bond, 7.25%, 1/1/21 ...............................   1,505,000     AAA     1,541,782
North Carolina Municipal Power Agency, Catawba Electric Revenue:
   7.5%, 1/1/17 ...........................................................   4,520,000     A       4,740,621
   5.25%, 1/1/08 (c) ......................................................   2,500,000     AAA     2,497,675
   6%, 1/1/11 (c) .........................................................   8,235,000     AAA     8,687,431

NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/1/02 (c) ................................................   2,850,000     AAA     2,161,725

OHIO
Cleveland, OH, Water Works Revenue, Series 1993G,
   5.5%, 1/1/13 (c) .......................................................  10,000,000     AAA     9,988,400
Hamilton County, OH, Electric System Mortgage Revenue,
   Series B, Prerefunded 10/15/98 at 102, 8%, 10/15/22***(c) ..............   3,720,000     AAA     4,060,826
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/09 (c) .............................................   5,000,000     AAA     5,475,350

OKLAHOMA
Tulsa, OK, Industrial Development Authority:
   Hospital Revenue, St. John's Medical Center, Zero Coupon, 12/1/04 (c) ..   5,430,000     AAA     3,558,605
   St. John's Medical Center, Zero Coupon, 12/1/02 (c) ....................   3,930,000     AAA     2,887,371

PENNSYLVANIA
Pennsylvania Industrial Development Authority, Economic Development
   Revenue:
       5.8%, 1/1/08 (c) ...................................................   4,250,000     AAA     4,429,435
       5.8%, 7/1/08 (c) ...................................................   4,875,000     AAA     5,087,501
       5.8%, 1/1/09 (c) ...................................................   2,500,000     AAA     2,591,725
Philadelphia, PA, Water & Wastewater Refunding Revenue,
   5.625%, 6/15/09 (c) ....................................................  20,000,000     AAA    20,398,800
Philadelphia, PA, Water & Wastewater Revenue:
   5.625%, 6/15/08 (c) ....................................................   2,100,000     AAA     2,156,028
   5.625%, 6/15/09 (c) ....................................................  10,855,000     AAA    11,071,449
   5.5%, 6/15/07 (c) ......................................................   5,000,000     AAA     5,088,650
Philadelphia, PA Municipal Authority Revenue, Justice Lease,
   Series B, 6.9%, 11/15/03 (c) ...........................................   2,000,000     AAA     2,235,540
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/11 (c) .........................   7,300,000     AAA     7,164,585

PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation
   Authority Revenue, 5.5%, 7/1/09 ........................................  10,940,000     AAA    11,089,331

RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/15 (c) ............................   2,000,000     AAA     1,930,920
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993B, 5%, 5/15/10 (c) ..........................................   5,000,000     AAA     4,776,000
   1993 Series B, 5.25%, 5/15/15 (c) ......................................  22,000,000     AAA    20,871,400
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/1/10 (c) .............................................   6,200,000     AAA     6,380,420
   Series B, 5.8%, 8/1/11 (c) .............................................   4,525,000     AAA     4,639,799
   Series B, 5.8%, 8/1/12 (c) .............................................   2,500,000     AAA     2,560,825
   Series B, 5.8%, 8/1/13 (c) .............................................   7,340,000     AAA     7,493,259
Rhode Island Public Building Authority, Public Projects,
   Series A, Prerefunded 2/1/98 at 102, 8.2%, 2/1/08***(c) ................   2,200,000     AAA     2,354,330




    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
Piedmont Municipal Power Agency, SC, Electric Revenue:
    Series A, 6.5%, 1/1/16 (c) ............................................   3,000,000     AAA     3,326,640
    Series C, 5.5%, 1/1/12 (c) ............................................   5,000,000     AAA     5,004,650
    5.5%, 1/1/08 (c) ......................................................   1,915,000     AAA     1,946,981

SOUTH DAKOTA
South Dakota Building Authority, Certificate of Participation,
    Series A, 7.5%, 12/1/16 ...............................................  15,000,000     AAA    15,390,000

TENNESSEE
Knox County, TN, Health, Educational Hospital Housing Facilities Board,
    Fort Sanders Alliance:
        6.25%, 1/1/13 (c) .................................................   4,000,000     AAA     4,301,320
        7.25%, 1/1/09 (c) .................................................   3,750,000     AAA     4,374,713
        5.75%, 1/1/11 (c) .................................................  15,405,000     AAA    15,780,574
        5.75%, 1/1/12 (c) .................................................  17,880,000     AAA    18,298,571
Knox County, TN, Health, Education and Housing Facilities
    Board, Fort Sanders Alliance, Series 1995, 5.75%, 1/1/14 (c) ..........   2,000,000     AAA     2,039,380

TEXAS
Austin, TX, Combined Utility Systems Revenue, Series A,
    Zero Coupon, 11/15/08 (c) .............................................   3,460,000     AAA     1,783,665
Cedar Hill, Texas Independent School District, Zero Coupon:
    Series 1996, 8/15/07 ..................................................   1,500,000     AAA       819,225
    Series 1996, 8/15/09 ..................................................   1,500,000     AAA       714,855
    Series 1996, 8/15/10 ..................................................   3,130,000     AAA     1,389,376
Dallas, TX, Housing Finance Corp., Single Family, Capital Appreciation,
    Zero Coupon, 10/1/16 (c) ..............................................   6,805,000     AAA       855,593
Dallas-Fort Worth, TX, Airport Revenue:
    7.75%, 11/1/03 (c) ....................................................   1,000,000     AAA     1,168,180
    7.8%, 11/1/05 (c) .....................................................   2,000,000     AAA     2,378,720
    7.8%, 11/1/06 (c) .....................................................   2,025,000     AAA     2,411,309
    7.375%, 11/1/08 (c) ...................................................   4,500,000     AAA     5,223,285
    7.375%, 11/1/10 (c) ...................................................   3,500,000     AAA     4,050,515
Harris County, TX, Health Facilities:
    Texas Medical Center Project, Series 1996, 6.25%, 5/15/08 (c) .........   2,785,000     AAA     2,972,319
    6.25%, 5/15/09 (c) ....................................................   2,965,000     AAA     3,151,380
Harris County, TX, General Obligation;
    Capital Appreciation Bond, Zero Coupon, 10/1/06 (c) ...................   9,035,000     AAA     5,333,270
    Flood Control District, Zero Coupon, 10/1/00 (c) ......................   1,000,000     AAA       831,610
    Toll Road Authority, Subordinate Lien, Unlimited Tax,
         Series A, Zero Coupon, 8/15/04 ...................................   2,050,000     AAA     1,374,628
    Toll Road Authority, Subordinate Lien, Series A,
         Zero Coupon, 8/15/05 .............................................   4,025,000     AAA     2,543,317
    Toll Road Revenue, Subordinate Lien, Series A,
         Zero Coupon, 8/15/06 (c) .........................................   4,010,000     AAA     2,383,063
Houston, TX, Water & Sewer System Authority, Series C:
    Zero Coupon, 12/1/06 (c) ..............................................  14,575,000     AAA     8,528,270
    Zero Coupon, 12/1/08 (c) ..............................................  19,000,000     AAA     9,770,940
    Zero Coupon, 12/1/09 (c) ..............................................  14,750,000     AAA     7,090,620
Houston,TX, Water & Sewer System Revenue Compound Interest,
    Junior Lien, Zero Coupon, Series 1991C:
         12/1/10 (c) ......................................................   5,000,000     AAA     2,242,450
         12/1/12 (c) ......................................................   3,350,000     AAA     1,331,156




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital, Series B:
   5.5%, 12/1/06 (c) ......................................................   3,945,000     AAA     4,056,091
   5.6%, 12/1/07 (c) ......................................................   2,415,000     AAA     2,480,205
   5.625%, 12/1/08 (c) ....................................................   4,400,000     AAA     4,504,852
   5.625%, 12/1/09 (c) ....................................................   4,640,000     AAA     4,713,034
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/1/03 (c) ................................................   3,475,000     AAA     2,460,821
   Zero Coupon, 9/1/04 (c) ................................................   3,475,000     AAA     2,324,914
   Zero Coupon, 9/1/05 (c) ................................................   3,475,000     AAA     2,190,710
North Central Texas Health Facilities Development Corp. Hospital Revenue,
   Presbyterian Hospital, Prerefunded 12/1/97 at 102,
       8.75%, 12/1/15***(c) ...............................................   5,000,000     AAA     5,372,250
San Antonio, TX, Electric and Gas, Revenue Refunding, Series A:
   Zero Coupon, 2/1/06 (c) ................................................  17,900,000     AAA    10,944,060
   Zero Coupon, 2/1/05 (c) ................................................   2,500,000     AAA     1,624,350
   Zero Coupon, 2/1/05 (c) ................................................   8,000,000     AAA     5,197,920
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/06 (c) ..............   2,000,000     AAA     2,125,400
San Antonio, TX, Electric and Gas, Series 1991B, Zero Coupon, 2/1/08 (c) ..   8,115,000     AAA     4,367,655
San Antonio, TX, Zero Coupon, 2/1/09 (c) ..................................   4,400,000     AAA     2,215,488
Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
   Revenue, Fort Worth Osteopathic Hospital:
       6%, 5/15/11 (c) ....................................................   4,615,000     AAA     4,830,244
       6%, 5/15/21 (c) ....................................................   6,235,000     AAA     6,505,786
Texas General Obligation, Superconductor Revenue, Series C,
   Zero Coupon, 4/1/05 (c) ................................................   8,390,000     AAA     5,404,502
Texas General Obligation, Capital Appreciation Bond, Super Collider,
   Series C, Zero Coupon, 4/1/06 (c) ......................................   7,385,000     AAA     4,475,679
Texas Municipal Power Agency:
   6.1%, 9/1/07 (c) .......................................................   9,250,000     AAA     9,960,493
   5.25%, 9/1/07 ..........................................................   1,500,000     AAA     1,509,855
   6.1%, 9/1/09 ...........................................................   4,435,000     AAA     4,733,609
Texas State Public Finance Authority, Building Authority:
   Zero Coupon, 2/1/06 (c) ................................................  13,915,000     AAA     8,507,631
   Series B, 6.25%, 2/1/08 (c) ............................................   5,190,000     AAA     5,610,286

UTAH
Associated Municipal Power System, UT, Hunter Project, Refunding Revenue:
   Zero Coupon, 7/1/00 (c) ................................................   2,755,000     AAA     2,309,158
   Zero Coupon, 7/1/02 (c) ................................................   5,200,000     AAA     3,900,832
   Zero Coupon, 7/1/04 (c) ................................................   5,895,000     AAA     3,947,528
   Zero Coupon, 7/1/05 (c) ................................................   5,900,000     AAA     3,719,832
   Zero Coupon, 7/1/06 (c) ................................................   5,895,000     AAA     3,492,552
   Zero Coupon, 7/1/07 (c) ................................................   3,750,000     AAA     2,083,725
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/12 (c) .........................................................   1,000,000     AAA       927,770
   Series A, Zero Coupon, 7/1/02 (c) ......................................   1,655,000     AAA     1,245,007
   Series A, Zero Coupon, 7/1/03 (c) ......................................   1,000,000     AAA       711,720
   Series A, Zero Coupon, 7/1/04 (c) ......................................   1,730,000     AAA     1,162,854
   Series B, Zero Coupon, 7/1/02 (c) ......................................   8,230,000     AAA     6,191,182
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15**(c) ............   1,800,000     AAA     2,482,740

VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial Hospital,
   Series B, 6.125%, 7/1/17 (c) ...........................................   5,500,000     AAA     5,851,175
Southeastern Public Service Authority, VA, Refunding Revenue,
   5.25%, 7/1/10 (c) ......................................................   7,380,000     AAA     7,301,108



    The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
Virginia Beach, VA, Development Authority, Virginia Beach
    General Hospital Project:
        5%, 2/15/06 (c) ...................................................   1,750,000     AAA     1,748,600
        5%, 2/15/07 (c) ...................................................   1,800,000     AAA     1,784,106
        6%, 2/15/11 (c) ...................................................   1,595,000     AAA     1,679,902
        5.125%, 2/15/18 (c) ...............................................   3,000,000     AAA     2,798,730
        5.1%, 2/15/08 (c) .................................................   1,345,000     AAA     1,330,071

WASHINGTON
Clark County, WA, Public Utility District #1:
    6%, 1/1/06 (c) ........................................................   7,500,000     AAA     7,935,525
    6%, 1/1/08 (c) ........................................................   2,200,000     AAA     2,306,238
King County, WA, Public Hospital District #1, Valley Medical Center,
    Series 1992, 5.5%, 9/1/17 (c) .........................................   3,500,000     AAA     3,332,840
North Shore, WA, General Obligation, School
    District #417, 5.6%, 12/1/10 (c) ......................................   1,650,000     AAA     1,668,876
Snohomish County, WA, School District #6, 6.5%, 12/1/07 (c) ...............   3,325,000     AAA     3,672,596
Washington Health Care Facilities Authority, Empire Health Services-Spokane:
    5.65%, 11/1/05 (c) ....................................................   2,155,000     AAA     2,230,727
    5.7%, 11/1/06 (c) .....................................................   3,440,000     AAA     3,570,754
    5.75%, 11/1/07 (c) ....................................................   7,350,000     AAA     7,605,486
    5.8%, 11/1/09 (c) .....................................................   4,595,000     AAA     4,736,894
    5.8%, 11/1/10 (c) .....................................................   2,100,000     AAA     2,168,166
Washington State Public Power Supply System, Revenue Refunding:
    Nuclear Project #1, Series A, Prerefunded 7/1/99 at
       102, 7.5%, 7/1/15***(c) ............................................   2,405,000     AAA     2,638,093
    Nuclear Project #1, Series A, 7%, 7/1/11 (c) ..........................   3,830,000     AAA     4,203,540
    Nuclear Project #1, Series A, 7.5%, 7/1/15 (c) ........................   1,595,000     AAA     1,746,956
    Nuclear Project #1, Series B, 7.25%, 7/1/12 (c) .......................  10,895,000     AAA    12,086,368
    Nuclear Project #2, Series A, 7.25%, 7/1/03 (c) .......................   2,000,000     AAA     2,216,500
    Nuclear Project #2, Series A, 5.7%, 7/1/08 (c) ........................   5,000,000     AAA     5,077,450
    Nuclear Project #2, Series C, 7.375%, 7/1/11 (c) ......................   1,370,000     AAA     1,533,263
    Nuclear Project #2, Series C, 7%, 7/1/01 (c) ..........................  10,000,000     AAA    10,884,200
    Nuclear Project #3, Series A, Prerefunded 7/1/99 at 102,
       7.25%, 7/1/16***(c) ................................................   3,630,000     AAA     3,958,551
    Nuclear Project #3, Series A, Zero Coupon, 7/1/04 (c) .................   3,625,000     AAA     2,427,445
    Nuclear Project #3, Series A, Zero Coupon, 7/1/05 (c) .................   4,125,000     AAA     2,600,730
    Nuclear Project #3, 7.5%, 7/1/08 ......................................   4,000,000     AAA     4,692,880
Washington Public Power Supply System, Nuclear Power Project #1,
    6%, 7/1/08 (c) ........................................................   5,000,000     AAA     5,187,450
Washington Public Power Supply System, Nuclear Project #1,
    Series 1989A, 7.5%, 7/1/15 ............................................   1,500,000     AAA     1,647,015
Washington State Housing Finance, Series A, 7.1%, 12/1/17 .................   7,930,000     AAA     8,167,900

WEST VIRGINIA
West Virginia, School Building Authority Revenue,
    Series B, 6.75%, 7/1/10 (c) ...........................................   4,000,000     AAA     4,340,160

WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c) ........   3,475,000     AAA     2,354,591
Wisconsin Health & Educational Facilities Authority Aurora Medical:
    Series 1996, 5.75%, 11/15/06 (c) ......................................   2,000,000     AAA     2,064,930
    Series 1996, 5.75%, 11/15/07 (c) ......................................   1,500,000     AAA     1,534,545
    Series 1996, 6%, 11/15/08 (c) .........................................   4,085,000     AAA     4,249,013
    Series 1996, 6%, 11/15/09 (c) .........................................   4,330,000     AAA     4,476,917
    Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c) .................   5,285,000     AAA     5,685,867
    Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/18 ......   4,800,000     AAA     4,527,168
    6.1%, 8/15/09 (c) .....................................................   2,000,000     AAA     2,092,580
    Riverview Hospital Association Project, 9%, 5/1/11 ....................   2,500,000     AAA     2,560,900




    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                              Principal   Credit     Market
                                                                              Amount($)   Rating(b)  Value($)
-------------------------------------------------------------------------------------------------------------
    SSM Healthcare:
        Series 1992A, 6.4%, 6/1/08 ........................................   2,335,000     AAA     2,543,445
        Series 1992AA, 6.45%, 6/1/09 (c) ..................................   2,485,000     AAA     2,710,017
        Series 1992AA, 6.45%, 6/1/10 (c) ..................................   2,650,000     AAA     2,886,778
        Series 1992AA, 6.5%, 6/1/11 (c) ...................................   2,820,000     AAA     3,053,665
        Series 1992AA, 6.5%, 6/1/12 (c) ...................................   3,000,000     AAA     3,312,060
    St. Luke's Medical Center, 7.1%, 8/15/11 (c) ..........................   2,000,000     AAA     2,220,200
    Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c) ...................   9,230,000     AAA     9,930,096
    Wheaton Franciscan Services, Series 1993, 6.1%, 8/15/08 (c) ...........   4,580,000     AAA     4,862,174
                                                                                                -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (COST $1,544,992,355) ...............                     1,623,395,173
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
SUMMARY                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PORTFOLIO (COST $1,661,512,280) (a) ..............        99.1         1,740,393,909

        OTHER ASSETS AND LIABILITIES, NET .................................         0.9            15,018,313
                                                                                  -----         -------------
        NET ASSETS ........................................................       100.0         1,755,412,222
                                                                                  =====         =============

-------------------------------------------------------------------------------------------------------------


*    Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

**   ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

***  Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a)  At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
     $1,661,808,939 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....................................................  $ 83,434,667

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ....................................................    (4,849,697)
                                                                                               ------------
     Net unrealized appreciation ............................................................  $ 78,584,970
                                                                                               ============
(b)  (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.
     Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)  (Unaudited) Bond is insured by one of these companies: AMBAC, MBIA, FGIC, FSA or Capital Guaranty

(d)  At September 30, 1996, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

     At September 30, 1996, open futures contracts sold short were as follows (Note 1):

                                                          Aggregate            Market
Futures                   Expiration       Contracts     Face Value($)         Value($)
-------                   ----------       ---------     -------------         --------


U.S. Treasury Bond ..... December 1996       1,150       123,673,550         125,565,625
                                                         -----------         -----------

Total net unrealized depreciation on open futures contracts sold short ...... (1,892,075)
                                                                             ===========

     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1996 was $730,013,519 and $777,225,705, respectively.

-------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments), for the year ended September 30, 1996, aggregated $314,764,373 and $409,484,784, respectively.
-------------------------------------------------------------------------------

     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


-----------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                     Market
Amount($)                                                                                                    Value($)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 2.9%
-----------------------------------------------------------------------------------------------------------------------

         11,492,000      Repurchase Agreement with Donaldson, Lufkin, and Jenrette dated 9/30/96 at 5.7% to be repurchased at $11,493,820 on 10/1/96, collateralized by a $11,336,000 U.S. Treasury Note, 7.125%, 9/30/99 (COST $11,492,000) ...........  11,492,000
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 11.0%
-----------------------------------------------------------------------------------------------------------------------

          8,000,000      U.S. Treasury Note, 5.5%, 9/30/97 ................................................   7,980,000
          5,000,000      U.S. Treasury Note, 5.13%, 4/30/98 ...............................................   4,932,800
          2,500,000      U.S. Treasury Note, 5.875%, 3/31/99 ..............................................   2,481,250
          3,000,000      U.S. Treasury Note, 6.75%, 5/31/99 ...............................................   3,036,090
          6,000,000      U.S. Treasury Note, 6.875%, 7/31/99 ..............................................   6,089,040
          4,500,000      U.S. Treasury Note, 6%, 10/15/99 .................................................   4,464,855
          2,000,000      U.S. Treasury Note, 6.125%, 7/31/00 ..............................................   1,981,560
          1,500,000      U.S. Treasury Note, 5.75%, 10/31/00 ..............................................   1,463,910
          4,500,000      U.S. Treasury Note, 5.875%, 2/15/04 ..............................................   4,305,240
            750,000      U.S. Treasury Bond, 7.875%, 2/15/21 ..............................................     819,143
          6,000,000      U.S. Treasury Bond, 6.25%, 8/15/23 ...............................................   5,421,540
          3,500,000      U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/09
                           (7.01%***) .....................................................................   1,492,295
                                                                                                             ----------
                         TOTAL U.S. TREASURY OBLIGATIONS (COST $44,435,599) ...............................  44,467,723
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 3.3%
-----------------------------------------------------------------------------------------------------------------------

          4,543,846      Government National Mortgage Association, 10%, with various maturities to
                           2/15/25 ........................................................................   4,965,355
          8,111,741      Government National Mortgage Association, 8.5%, 11/15/25 .........................   8,342,358
                                                                                                             ----------
                         TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $13,258,632) ................  13,307,713
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS** 9.7%
-----------------------------------------------------------------------------------------------------------------------

          15,091,192     Federal National Mortgage Association, 6.5%, with various
                           maturities to 3/1/26 ...........................................................  14,175,178
          26,015,434     Federal National Mortgage Association, 7%, with various
                           maturities to 8/1/26 ...........................................................  25,099,772
                                                                                                             ----------
                         TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS (COST $39,549,999) ..............  39,274,950
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  FOREIGN BONDS -- U.S.$ DENOMINATED 1.0%
-----------------------------------------------------------------------------------------------------------------------

          1,000,000      ABN-AMRO Bank NV, Subordinated Note, 7.13%, 10/15/93 .............................     904,590
          3,000,000      Province of Ontario, Global Medium Term Note, 6%, 2/21/06 ........................   2,765,820
            575,000      Royal Bank of Scotland, 6.375%, 2/1/11 ...........................................     515,223
                                                                                                             ----------
                         TOTAL FOREIGN BONDS -- U.S.$ DENOMINATED (COST $4,410,708) .......................   4,185,633
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  ASSET BACKED 3.2%
-----------------------------------------------------------------------------------------------------------------------

AUTOMOBILE RECEIVABLES 1.7%
          4,000,000      Ford Credit Automobile Trust Series 1996-A A4,  6.75%, 9/15/00 ...................   4,027,480
          3,000,000      Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%,
                           11/6/00 ........................................................................   3,018,750
                                                                                                             ----------
                                                                                                              7,046,230
                                                                                                             ----------


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

Principal                                                                                                     Market
Amount($)                                                                                                    Value($)
-----------------------------------------------------------------------------------------------------------------------

CREDIT CARD RECEIVABLES 1.5%
          4,000,000      Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/02 .........   4,022,480
          2,000,000      Sears Credit Account Master Trust Series 1995-4, 6.25%, 1/15/03 ..................   1,999,360
                                                                                                              ---------
                                                                                                              6,021,840
                                                                                                             ----------
                         TOTAL ASSET BACKED (COST $12,997,645) ............................................  13,068,070
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 11.6%
-----------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 0.9%
          4,000,000      ITT Corp., 7.375%, 11/15/15 ......................................................   3,720,640
                                                                                                             ----------

CONSUMER STAPLES 0.4%
          2,000,000      Borden Inc., 7.875%, 2/15/23 .....................................................   1,634,080
                                                                                                             ----------

FINANCIAL 4.7%
          5,850,000      Associates Corp. of North America, 6.625%,  5/15/01 ..............................   5,791,266
          4,000,000      Capital One Bank Medium Term Note, 5.95%, 2/15/01 ................................   3,819,160
          1,000,000      General Electric Capital Services Inc., 7.5%, 8/21/35 ............................     990,780
          2,500,000      Societe Generale, 7.4%, 6/1/06 ...................................................   2,497,075
          4,000,000      Southern National Corp., 7.05%, 5/23/03 ..........................................   3,976,960
          2,000,000      Wells Fargo & Co., 6.875%, 4/1/06 ................................................   1,931,240
                                                                                                             ----------
                                                                                                             19,006,481
                                                                                                             ----------

MEDIA 2.4%
          2,000,000      News America Holdings Inc., 8.5%, 2/15/05 ........................................   2,116,600
          4,000,000      Tele-Communications, Inc., 8%, 8/1/05 ............................................   3,909,360
          3,500,000      Time Warner Inc., 9.125%, 1/15/13 ................................................   3,710,420
                                                                                                             ----------
                                                                                                              9,736,380
                                                                                                             ----------

DURABLES 2.0%
          1,000,000      Boeing Co., 6.875%, 10/15/43 .....................................................     907,820
          3,000,000      Comdisco, Inc., Senior Note, 5.75%, 2/15/01 ......................................   2,876,310
          1,000,000      Ford Motor Co., 8.875%, 1/15/22 ..................................................   1,117,940
          2,000,000      Lockheed Martin Corp., 7.75%, 5/1/26 .............................................   2,011,540
          1,000,000      McDonnell Douglas Corp., 9.75%, 4/1/12 ...........................................   1,190,960
                                                                                                             ----------
                                                                                                              8,104,570
                                                                                                             ----------

TECHNOLOGY 0.4%
          1,500,000      Loral Corp., 8.375%, 6/15/24 .....................................................   1,604,520
                                                                                                             ----------

TRANSPORTATION 0.8%
          2,500,000      AMR Corp., 9.75%, 8/15/21 ........................................................   2,935,650
                                                                                                             ----------
                         TOTAL CORPORATE BONDS (COST $46,912,533) .........................................  46,742,321
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS 0.4%
-----------------------------------------------------------------------------------------------------------------------

HEALTH 0.1%
Pharmaceuticals
            290,000      Sandoz Capital BVI Ltd., 2%, 10/6/02 .............................................     324,075
                                                                                                             ----------

FINANCIAL 0.1%
Other Financial Companies
            200,000      First Financial Management Corp., 5%, 12/15/99 ...................................     384,000
                                                                                                             ----------

SERVICE INDUSTRIES 0.2%
Miscellaneous Commercial Services
          1,000,000      ADT Operations Inc., Liquid Yield Option Note, 7/6/10 ............................     567,500
            260,000      Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ....................................     282,100
                                                                                                             ----------
                                                                                                                849,600
                                                                                                             ----------




    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Principal                                                                                       Market
Amount($)                                                                                      Value($)
--------------------------------------------------------------------------------------------------------

CONSTRUCTION 0.0%
Homebuilding
          30,000    Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04 ....................      21,000
                                                                                              ----------
                    TOTAL CONVERTIBLE BONDS (COST $1,201,871) ..............................   1,578,675
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 1.6%
--------------------------------------------------------------------------------------------------------

Shares
---------
CONSUMER DISCRETIONARY 0.3%
Department & Chain Stores
          23,500    Kmart 7.75% ............................................................   1,148,563
                                                                                              ----------

HEALTH 0.3%
Health Industry Services
          45,600    FHP International Corp.,"A", Cum. $1.25 ................................   1,419,300
                                                                                              ----------

FINANCIAL 0.4%
Consumer Finance 0.3%
          33,100    Advanta Corp. 6.75% ....................................................   1,381,925
                                                                                              ----------

REAL ESTATE 0.1%
          14,600    Security Capital Industrial Trust "B" 7% ...............................     357,700
                                                                                              ----------

MANUFACTURING 0.5%
Containers & Paper 0.2%
           3,300    Boise Cascade Corp. "G", Cum. $1.58 ....................................      92,400
          15,400    Bowater, Inc. 7% "B" ...................................................     483,175
          2,100     International Paper Co. 5.25% ..........................................      99,750
                                                                                              ----------
                                                                                                 675,325
                                                                                              ----------

Industrial Specialty 0.2%
          31,300    Cooper Industries, Inc. 6% .............................................     641,650
                                                                                              ----------
Wholesale Distributors 0.1%
           4,700    Alco Standard Corp. 6.5% ...............................................     427,700
                                                                                              ----------

ENERGY 0.1%
Oil & Gas Production
           4,200    Parker & Parsley Capital Corp. 6.25% ...................................     227,325
                                                                                              ----------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,563,150) ...................   6,279,488
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
  COMMON STOCKS 55.2%
--------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 2.5%
Department & Chain Stores
          54,200    J.C. Penney Co., Inc. ..................................................   2,933,575
          38,000    May Department Stores ..................................................   1,847,750
          89,800    Rite Aid Corp. .........................................................   3,255,250
          48,100    Sears, Roebuck & Co. ...................................................   2,152,475
                                                                                              ----------
                                                                                              10,189,050
                                                                                              ----------

CONSUMER STAPLES 5.4%
Alcohol 0.6%
          67,600    Anheuser Busch Companies, Inc. .........................................   2,543,450
                                                                                              ----------
Consumer Electronic & Photographic Products 0.6%
          11,700    Duracell International Inc. ............................................     750,263
          33,800    Whirlpool Corp. ........................................................   1,711,125
                                                                                              ----------
                                                                                               2,461,388
                                                                                              ----------



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                                                                Market
Shares                                                                                         Value($)
--------------------------------------------------------------------------------------------------------

Food & Beverage 2.0%
          43,900    General Mills, Inc. ..................................................     2,650,463
         114,550    H.J. Heinz Co. .......................................................     3,866,063
           9,200    Unilever NV (New York shares) ........................................     1,450,150
                                                                                              ----------
                                                                                               7,966,676
                                                                                              ----------
Package Goods/Cosmetics 2.2%
          36,000    Avon Products Inc. ...................................................     1,786,500
          11,400    Clorox Co. ...........................................................     1,092,975
          48,900    Kimberly-Clark Corp. .................................................     4,309,313
          37,700    Tambrands Inc. .......................................................     1,588,113
                                                                                              ----------
                                                                                               8,776,901
                                                                                              ----------

HEALTH 7.0%
Medical Supply & Specialty 0.8%
          84,200    Bausch & Lomb, Inc. ..................................................     3,094,350
                                                                                              ----------
Pharmaceuticals 6.2%
          47,600    American Home Products Corp. .........................................     3,034,500
          67,600    Baxter International Inc. ............................................     3,160,300
          32,600    Bristol-Myers Squibb Co. .............................................     3,141,825
          28,400    Eli Lilly & Co. ......................................................     1,831,800
          68,200    Schering-Plough Corp. ................................................     4,194,300
          39,200    SmithKline Beecham PLC (ADR) .........................................     2,386,300
          64,800    Warner-Lambert Co. ...................................................     4,276,800
         122,100    Zeneca Group PLC .....................................................     3,034,936
                                                                                              ----------
                                                                                              25,060,761
                                                                                              ----------

COMMUNICATIONS 3.6%
Telephone/Communications
          72,700    Alltel Corp. .........................................................     2,026,513
          30,200    Bell Atlantic Corp. ..................................................     1,808,225
          65,600    GTE Corp. ............................................................     2,525,600
          33,000    Hong Kong Telecommunications Ltd. (ADR) ..............................       594,000
          40,400    Koninklijke PTT Nederland ............................................     1,389,524
          54,500    NYNEX Corp. ..........................................................     2,370,750
          22,000    SBC Communications, Inc. .............................................     1,058,750
          56,600    Sprint Corp. .........................................................     2,200,325
          100,000   Telecom Corp. of New Zealand .........................................       469,762
                                                                                              ----------
                                                                                              14,443,449
                                                                                              ----------

FINANCIAL 11.0%
Banks 4.5%
          44,300    Bankers Trust New York Corp. .........................................     3,483,088
          41,100    Chase Manhattan Corp. (New) ..........................................     3,293,138
          67,400    CoreStates Financial Corp. ...........................................     2,915,050
          42,900    First Bank System Inc. ...............................................     2,868,938
          34,100    J.P. Morgan & Co., Inc. ..............................................     3,030,638
          54,200    KeyCorp (New) ........................................................     2,384,800
                                                                                              ----------
                                                                                              17,975,652
                                                                                              ----------
Insurance 1.9%
          30,728    Allstate Corp. .......................................................     1,513,404
          62,600    EXEL, Ltd. ...........................................................     2,175,345
          17,400    Hartford Steam Boiler Inspection & Insurance Co. .....................       778,650
          73,300    Lincoln National Corp. ...............................................     3,216,038
                                                                                              ----------
                                                                                               7,683,437
                                                                                              ----------




    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND


--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                                                                Market
Shares                                                                                         Value($)
--------------------------------------------------------------------------------------------------------

Other Financial Companies 1.7%
          74,600    Federal National Mortgage Association ..................................   2,601,675
          55,300    Student Loan Marketing Association .....................................   4,126,763
                                                                                              ----------
                                                                                               6,728,438
                                                                                              ----------
Real Estate 2.9%
          15,500    Developers Diversified Realty Corp. ....................................     497,938
          46,800    Equity Residential Properties Trust (REIT) .............................   1,673,100
          66,600    Health Care Property Investment Inc. (REIT) ............................   2,172,825
          61,700    Meditrust SBI (REIT) ...................................................   2,136,363
         101,600    Nationwide Health Properties Inc. (REIT) ...............................   2,235,200
          26,000    Omega Healthcare Investors (REIT) ......................................     780,000
          53,083    Security Capital Industrial Trust ......................................     968,765
          54,128    Simon DeBartolo Group, Inc. ............................................   1,380,264
                                                                                              ----------
                                                                                              11,844,455
                                                                                              ----------

MEDIA 0.2%
Print Media
          20,900    Reader's Digest Association Inc. "A" ...................................     854,288
                                                                                              ----------

SERVICE INDUSTRIES 0.2%
Printing/Publishing
          13,900    Dun & Bradstreet Corp. .................................................     828,788
                                                                                              ----------

DURABLES 4.7%
Aerospace 2.9%
           7,200    AAR Corp. ..............................................................     166,500
          40,972    Lockheed Martin Corp. ..................................................   3,692,602
           4,000    Northrop Grumman Corp. .................................................     321,000
          62,900    Rockwell International Corp. ...........................................   3,545,988
          32,900    United Technologies Corp. ..............................................   3,952,113
                                                                                              ----------
                                                                                              11,678,203
                                                                                              ----------
Automobiles 1.5%
          53,200    Dana Corp. .............................................................   1,609,300
          15,000    Eaton Corp. ............................................................     905,625
          70,700    Ford Motor Co. .........................................................   2,209,375
          28,900    Genuine Parts Co. ......................................................   1,264,375
                                                                                              ----------
                                                                                               5,988,675
                                                                                              ----------
Construction/Agricultural Equipment 0.3%
          20,300    PACCAR, Inc. ...........................................................   1,111,425
                                                                                              ----------

MANUFACTURING 9.3%
Chemicals 2.8%
          46,500    DSM NV (ADR) ...........................................................   1,139,250
          22,800    Dow Chemical Co. .......................................................   1,829,700
          45,800    E.I. du Pont de Nemours & Co. ..........................................   4,041,850
          26,400    Eastman Chemical Co. ...................................................   1,541,100
          11,000    Imperial Chemical Industries PLC (ADR) (New) ...........................     580,250
          93,300    Lyondell Petrochemical Co. .............................................   2,169,225
                                                                                              ----------
                                                                                              11,301,375
                                                                                              ----------
Containers & Paper 0.7%
          81,500    Stone Container Corp. ..................................................   1,273,438
          48,400    Westvaco Corp. .........................................................   1,433,850
                                                                                              ----------
                                                                                               2,707,288
                                                                                              ----------
Diversified Manufacturing 1.9%
          47,100    Dresser Industries Inc. ................................................   1,401,225
          21,400    Olin Corp. .............................................................   1,797,600
          50,200    TRW Inc. ...............................................................   4,668,600
                                                                                              ----------
                                                                                               7,867,425
                                                                                              ----------



    The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                      Market
Shares                                                               Value($)
------------------------------------------------------------------------------



Electrical Products 0.9%
   32,200  Philips NV (New York shares) ..........................   1,155,175
   57,100  Thomas & Betts Corp. ..................................   2,341,100
                                                                    ----------
                                                                     3,496,275
                                                                    ----------
Industrial Specialty 0.2%
   16,100  Corning Inc. ..........................................     627,900
                                                                    ----------
Machinery/Components/Controls 0.1%
   10,400  Timken Co. ............................................     408,200
                                                                    ----------
Office Equipment/Supplies 1.8%
  135,900  Xerox Corp. ...........................................   7,287,633
                                                                    ----------
Specialty Chemicals 0.9%
   55,300  Betz Laboratories Inc. ................................   2,903,250
   24,900  Witco Corp. ...........................................     818,583
                                                                    ----------
                                                                     3,721,833
                                                                    ----------

ENERGY 4.6%
Oil Companies
   20,400  Exxon Corp. ...........................................   1,698,300
   55,500  Murphy Oil Corp. ......................................   2,677,875
   31,400  Pennzoil Co. ..........................................   1,660,275
   39,900  Repsol SA (ADR) .......................................   1,321,688
   15,000  Royal Dutch Petroleum Co. (New York shares) ...........   2,341,875
   61,981  Societe Nationale Elf Aquitaine (ADR) .................   2,440,502
   12,400  Texaco Inc. ...........................................   1,140,800
   60,701  Total SA (ADR) ........................................   2,374,927
  123,500  YPF S.A. "D" (ADR) ....................................   2,825,061
                                                                    ----------
                                                                    18,481,303
                                                                    ----------

METALS & MINERALS 1.9%
Steel & Metals
   99,335  Allegheny Teledyne Inc. ...............................   2,247,454
   84,000  Freeport McMoRan Copper & Gold, Inc. "A" ..............   2,478,000
  101,500  Oregon Steel Mills, Inc. ..............................   1,560,563
   21,900  Phelps Dodge Corp. ....................................   1,404,338
                                                                    ----------
                                                                     7,690,355
                                                                    ----------

CONSTRUCTION 1.1%
Forest Products
   30,700  Georgia Pacific Corp. .................................   2,429,138
   48,600  Louisiana-Pacific Corp. ...............................   1,105,650
   22,400  Weyerhaeuser Co. ......................................   1,033,200
                                                                    ----------
                                                                     4,567,988
                                                                    ----------

TRANSPORTATION 0.7%
Railroads
   59,100  Canadian National Railway Co. .........................   1,211,550
   19,500  Union Pacific Corp. ...................................   1,428,375
                                                                    ----------
                                                                     2,639,925
                                                                    ----------

UTILITIES 3.0%
Electric Utilities
   32,900  CINergy Corp. .........................................   1,015,788
   20,700  CMS Energy Corp. ......................................     623,588
   59,300  National Power PLC (GDR) ..............................   1,475,088
   26,100  PacifiCorp ............................................     538,313
   50,800  Pacific Gas & Electric Co. ............................   1,104,900
   57,000  PowerGen PLC (ADR) ....................................   1,759,875
   30,900  Southern Company ......................................     699,113


    The accompanying notes are an integral part of the financial statements

   AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                 Value($)
--------------------------------------------------------------------------------


    124,600  TNP Enterprises Inc. .................................    3,083,850
     10,500  Texas Utilities Co., Inc. ............................      416,063
     63,600  Unicom Corp. .........................................    1,597,950
                                                                     -----------
                                                                      12,314,528
                                                                     -----------
             TOTAL COMMON STOCKS (COST $181,331,287) ..............  222,341,414
                                                                     ===========

--------------------------------------------------------------------------------
   SUMMARY                                           % OF NET ASSETS
--------------------------------------------------------------------------------
             Total Investment Portfolio (Cost
               $361,153,424) (a) .......................   99.9      402,737,987
             Other Assets and Liabilities, Net .........    0.1          441,952
                                                          -----      -----------
             Net Assets ................................  100.0      403,179,939
                                                          =====      ===========

--------------------------------------------------------------------------------


  REIT   Real Estate Investment Trust

    **   Effective maturities will be shorter due to prepayments.

   *** Yield (unaudited); bond equivalent yield to maturity; not a coupon rate.

   (a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $361,182,456 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ...........................................  $44,701,820

         Aggregate  gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value .........................................   (3,146,289)
                                                                    -----------
         Net unrealized appreciation .............................  $41,555,531
                                                                    ===========

--------------------------------------------------------------------------------

         For the year ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments, U.S.
         Government obligations and U.S. Government Agencies) aggregated
         $169,718,696 and $55,986,876, respectively. Purchases and sales of U.S.
         Government obligations and U.S. Government Agencies aggregated
         $96,989,449 and $44,895,774, respectively.

--------------------------------------------------------------------------------

         The aggregate face value of future contracts closed during the year ended September 30, 1996 was $3,641,641.

--------------------------------------------------------------------------------

         Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The
         Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

         The accompanying notes are an integral part of the financial statements

  AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------
  LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------

Principal                                                                                                  Market
Amount($)                                                                                                 Value($)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 0.1%
--------------------------------------------------------------------------------------------------------------------

         2,188,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at $2,188,346 on 10/1/96, collateralized
                      by a $1,635,000 U.S. Treasury Note, 11.625%, 11/15/04 (COST $2,188,000) ........     2,188,000
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  COMMERCIAL PAPER 2.6%
--------------------------------------------------------------------------------------------------------------------
        35,000,000  American Express Credit Corp., 11/21/96 ..........................................    34,731,044
        20,000,000  Associates Corp. of North America, 10/17/96 ......................................    19,949,756
        20,000,000  General Electric Capital Services Inc., 12/4/96 ..................................    19,805,722
        15,300,000  Pitney Bowes Credit Corp., 10/15/96 ..............................................    15,266,085
        20,000,000  Walt Disney Co. Discount Note, 10/23/96 ..........................................    19,932,022
                                                                                                         -----------
                    TOTAL COMMERCIAL PAPER (COST $109,704,595) .......................................   109,684,629
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 0.1%
--------------------------------------------------------------------------------------------------------------------

FINANCIAL
         4,500,000  Siemens Capital Corp. with warrants, 8%, 6/24/02 (COST $5,885,818) ...............     6,075,000
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS 3.3%
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 1.0%
Department & Chain Stores
         4,000,000  Federated Department Stores, Inc. debenture, 5%, 10/1/03 .........................     4,480,000
        34,500,000  Home Depot Inc. Convertible until 10/1/01, 3.25%, 10/1/01 ........................    35,103,750
 .....................................................................................................   -----------
                                                                                                          39,583,750
                                                                                                         -----------

HEALTH 0.2%
Pharmaceuticals
         6,260,000  Sandoz Capital BVI Ltd., 2%, 10/6/02 .............................................     6,995,550
                                                                                                         -----------

COMMUNICATIONS 0.0%
Telephone/Communications
         1,000,000  Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 ..............................     1,200,000
                                                                                                         -----------

FINANCIAL 1.1%
Banks 0.5%

        17,290,000  MBL International Finance Bermuda, 3.0%, 11/30/02 ................................    19,624,150
                                                                                                         -----------
Real Estate 0.4%
        18,250,000  Security Capital Corp., 6.5%, 3/29/16(b)(c) ......................................    18,250,000
                                                                                                         -----------
Other Financial Companies 0.2%
         5,200,000  First Financial Management Corp., 5.0%, 12/15/99 .................................     9,984,000
                                                                                                         -----------

SERVICE INDUSTRIES 0.5%
Miscellaneous Commercial Services
        25,000,000  ADT Operations Inc., Liquid Yield Option Note, 7/6/10 ............................    14,187,500
         7,036,000  Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ....................................     7,634,060
                                                                                                         -----------
                                                                                                          21,821,560
                                                                                                         -----------

DURABLES 0.1%
Automobiles
         4,000,000  Magna International, Inc., 5.0%, 10/15/02 ........................................     4,300,000
                                                                                                         -----------

MANUFACTURING 0.1%
Diversified Manufacturing
         5,000,000  Thermo Electron Corp., 4.25%, 1/1/03 .............................................     6,000,000
                                                                                                         -----------



    The accompanying notes are an integral part of the financial statements

  AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

Principal                                                                                                  Market
Amount($)                                                                                                 Value($)
--------------------------------------------------------------------------------------------------------------------

TECHNOLOGY 0.1%
Electronic Data Processing
         8,000,000  Silicon Graphics Inc., Zero Coupon, 11/2/13 ......................................     3,980,000
                                                                                                         -----------

CONSTRUCTION 0.2%
Homebuilding
        10,670,000  Empresa ICA Sociedad Controladora S.A., 5.0%, 3/15/04 ............................     7,469,000
                                                                                                         -----------
                    TOTAL CONVERTIBLE BONDS (COST $127,964,368) ......................................   139,208,010
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS 2.8%
--------------------------------------------------------------------------------------------------------------------

Shares
---------------
CONSUMER DISCRETIONARY 0.5%
Department & Chain Stores
           439,800  Kmart 7.75% ......................................................................    21,495,225
                                                                                                         -----------

HEALTH 0.7%
Health Industry Services 0.7%
           848,700  FHP International Corp.,"A", Cum. $1.25 ..........................................    26,415,788
                                                                                                         -----------
Medical Supply & Specialty 0.0%
            25,000  U.S. Surgical Corp. "A", Cum. $2.20 ..............................................     1,034,375
                                                                                                         -----------

FINANCIAL 0.3%
Consumer Finance 0.1%
           129,000  Advanta Corp. 6.75% ..............................................................     5,385,750
                                                                                                         -----------
Real Estate 0.2%
           302,400  Security Capital Industrial Trust "B" 7% .........................................     7,408,800
                                                                                                         -----------

MANUFACTURING 0.6%
Containers & Paper 0.1%
            61,900  Boise Cascade Corp. "G", Cum $1.58 ...............................................     1,733,200
            50,200  International Paper Co. 5.25% ....................................................     2,384,500
                                                                                                         -----------
                                                                                                           4,117,700
                                                                                                         -----------
Industrial Specialty 0.3%
           652,400  Cooper Industries, Inc. 6.0% .....................................................    13,374,200
                                                                                                         -----------
Wholesale Distributors 0.2%
           102,800  Alco Standard Corp. 6.5% .........................................................     9,354,800
                                                                                                         -----------

TECHNOLOGY 0.1%
Electronic Data Processing 0.1%
            50,000  Ceridian Corp. 5.5% ..............................................................     5,462,500
                                                                                                         -----------

ENERGY 0.3%
Oil & Gas Production
           215,300  Parker & Parsley Capital Corp. 6.25% .............................................    11,706,938
                                                                                                         -----------

METALS & MINERALS 0.3%
Precious Metals
           500,000  Freeport McMoRan Copper & Gold, Inc., Cum.$1.25 ..................................    13,875,000
                                                                                                         -----------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $102,560,937) ...........................   119,631,076
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.7%
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY 4.3%
Department & Chain Stores
           909,800  J.C. Penney Co., Inc. ............................................................    49,242,925
           577,200  May Department Stores ............................................................    28,066,350
         1,855,200  Rite Aid Corp. ...................................................................    67,251,000



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

          812,900   Sears, Roebuck & Co. .........................    36,377,275
                                                                     -----------
 .................................................................   180,937,550
                                                                     -----------

CONSUMER STAPLES 8.7%
Alcohol 1.1%

        1,262,600   Anheuser-Busch Companies, Inc. ...............    47,505,325
                                                                     -----------
Consumer Electronic & Photographic Products 1.1%
          218,000   Duracell International Inc. ..................    13,979,250
          605,600   Whirlpool Corp. ..............................    30,658,500
                                                                     -----------
                                                                      44,637,750
                                                                     -----------
Consumer Specialties 0.0%
          159,200   A.T. Cross Co. "A" ...........................     1,810,900
                                                                     -----------
Food & Beverage 3.1%
          598,400   General Mills, Inc. ..........................    36,128,400
        2,064,900   H.J. Heinz Co. ...............................    69,690,375
          165,200   Unilever NV (New York shares) ................    26,039,650
                                                                     -----------
                                                                     131,858,425
                                                                     -----------
Package Goods/Cosmetics 3.4%
          618,100   Avon Products Inc. ...........................    30,673,213
          215,300   Clorox Co. ...................................    20,641,888
          701,300   Kimberly-Clark Corp. .........................    61,802,063
          713,000   Tambrands Inc. ...............................    30,035,125
                                                                     -----------
                                                                     143,152,289
                                                                     -----------

HEALTH 10.4%
Medical Supply & Specialty 1.2%
        1,347,200   Bausch & Lomb, Inc. ..........................    49,509,600
                                                                     -----------
Pharmaceuticals 9.2%
          772,800   American Home Products Corp. .................    49,266,000
        1,166,300   Baxter International Inc. ....................    53,816,300
          577,000   Bristol-Myers Squibb Co. .....................    55,608,375
          546,600   Eli Lilly & Co. ..............................    35,255,700
          905,500   Schering-Plough Corp. ........................    55,688,250
          661,300   SmithKline Beecham PLC (ADR) .................    40,256,638
          926,600   Warner-Lambert Co. ...........................    61,155,600
        1,446,900   Zeneca Group PLC .............................    35,964,369
              300   Zeneca Group PLC (ADR) .......................        22,275
                                                                     -----------
                                                                     387,033,507
                                                                     -----------

COMMUNICATIONS 5.9%
Telephone/Communications
        1,374,000   Alltel Corp. .................................    38,300,250
          502,700   Bell Atlantic Corp. ..........................    30,099,163
        1,068,500   GTE Corp. ....................................    41,137,250
          591,800   Hong Kong Telecommunications Ltd. (ADR) ......    10,652,400
          862,000   Koninklijke PTT Nederland ....................    29,647,766
        1,043,100   NYNEX Corp. ..................................    45,374,850
        1,127,000   Sprint Corp. .................................    43,812,125
        2,036,000   Telecom Corp. of New Zealand .................     9,564,345
                                                                     -----------
                                                                     248,588,149
                                                                     -----------

FINANCIAL 18.3%
Banks 8.9%
          286,000   AmSouth Bancorp. .............................    12,727,000
          590,000   Argentaria Corporacion Bancaria de Espana ....    24,428,360
          125,500   BankAmerica Corp. ............................    10,306,688



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

       804,600    Bankers Trust New York Corp. ....................   63,261,675
       649,200    Chase Manhattan Corp. (New) .....................   52,017,150
       983,800    CoreStates Financial Corp. ......................   42,549,350
       712,300    First Bank System Inc. ..........................   47,635,063
       299,400    First Chicago NBD Corp. .........................   13,547,850
       574,800    J.P. Morgan & Co., Inc. .........................   51,085,350
       980,200    KeyCorp (New) ...................................   43,128,800
       120,900    NationsBank Corp. ...............................   10,503,188
       128,500    Nordbanken AB ...................................    3,293,630
                                                                     -----------
                                                                     374,484,104
                                                                     -----------
Insurance 2.9%
       477,423    Allstate Corp. ..................................   23,513,085
       979,100    EXEL, Ltd. ......................................   34,023,725
       306,600    Hartford Steam Boiler Inspection &
                    Insurance Co. .................................   13,720,350
     1,110,200    Lincoln National Corp. ..........................   48,710,025
                                                                     -----------
                                                                     119,967,185
                                                                     -----------
Other Financial Companies 2.8%
     1,237,800    Federal National Mortgage Association ...........   43,168,275
     1,045,000    Student Loan Marketing Association ..............   77,983,125
                                                                     -----------
                                                                     121,151,400
                                                                     -----------
Real Estate 3.7%
      245,800     Avalon Properties, Inc. (REIT) ..................    5,714,850
      386,200     Camden Property Trust (REIT) ....................    9,896,375
       88,500     Charles E. Smith Residential Realty, Inc. (REIT)     2,135,063
      235,000     Developers Diversified Realty Corp. (REIT) ......    7,549,375
       28,000     Equity Residential Properties Trust (REIT) ......    1,001,000
    1,716,600     General Growth Properties, Inc. (REIT) ..........   42,700,425
      409,800     Health Care Property Investment Inc. (REIT) .....   13,369,725
       31,100     Mark Centers Trust (REIT) .......................      338,213
      457,900     Meditrust SBI (REIT) ............................   15,854,788
      680,800     Nationwide Health Properties Inc. (REIT) ........   14,977,600
       71,200     Post Properties Inc. (REIT) .....................    2,607,700
       17,398     Security Capital Corp.(b)(c) ....................   18,510,962
      431,708     Security Capital Industrial Trust (REIT) ........    7,878,671
      451,200     South West Property Trust Inc. (REIT) ...........    6,260,400
      150,000     Spieker Properties, Inc. (REIT) .................    4,406,250
      102,100     Vornado Realty Trust (REIT) .....................    4,135,050
                                                                     -----------
                                                                     157,336,447
                                                                     -----------

MEDIA 0.3%
Print Media
      336,400     Reader's Digest Association Inc. "A" ............   13,750,350
                                                                     -----------

SERVICE INDUSTRIES 0.3%
Printing/Publishing
      242,200     Dun & Bradstreet Corp. ..........................   14,441,175
                                                                     -----------

DURABLES 7.5%
Aerospace 4.3%
      128,700     AAR Corp. .......................................    2,976,188
      604,700     Lockheed Martin Corp. ...........................   54,498,588
       79,000     Northrop Grumman Corp. ..........................    6,339,750
      934,300     Rockwell International Corp. ....................   52,671,163
      546,900     United Technologies Corp. .......................   65,696,363
                                                                     -----------
                                                                     182,182,052
                                                                     -----------


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

Automobiles 2.7%
       941,900    Dana Corp. .....................................    28,492,475
       444,100    Eaton Corp. ....................................    26,812,538
     1,145,700    Ford Motor Co. .................................    35,803,125
       471,400    Genuine Parts Co. ..............................    20,623,750
                                                                     -----------
                                                                     111,731,888
                                                                     -----------
Construction/Agricultural Equipment 0.5%
       383,400    PACCAR, Inc. ...................................    20,991,150
                                                                     -----------

MANUFACTURING 18.0%
Chemicals 5.2%
       390,900    DSM Group NV ...................................    38,348,146
       518,300    Dow Chemical Co. ...............................    41,593,575
       823,600    E.I. du Pont de Nemours & Co. ..................    72,682,700
       489,900    Eastman Chemical Co. ...........................    28,597,913
       800,000    Imperial Chemical Industries PLC ...............    10,581,083
     1,254,000    Lyondell Petrochemical Co. .....................    29,155,500
                                                                     -----------
                                                                     220,958,917
                                                                     -----------
Containers & Paper 1.9%
       566,900    Bowater, Inc. ..................................    21,542,200
     2,150,500    Stone Container Corp. ..........................    33,601,563
       883,900    Westvaco Corp. .................................    26,185,538
                                                                     -----------
                                                                      81,329,301
                                                                     -----------
Diversified Manufacturing 3.1%
       941,000    Dresser Industries Inc. ........................    27,994,750
       299,900    Olin Corp. .....................................    25,191,600
       833,100    TRW Inc. .......................................    77,478,300
                                                                     -----------
                                                                     130,664,650
                                                                     -----------
Electrical Products 2.0%
      815,000     Philips Electronics N.V. .......................    29,411,387
      367,300     Philips NV (New York shares) ...................    13,176,888
    1,014,600     Thomas & Betts Corp. ...........................    41,598,600
                                                                     -----------
                                                                      84,186,875
                                                                     -----------
Industrial Specialty 0.5%
      525,600     Corning Inc. ...................................    20,498,400
                                                                     -----------
Machinery/Components/Controls 0.7%
      925,000     S.K.F. AB "B" (Free)* ..........................    22,244,629
      214,500     Timken Co. .....................................     8,419,125
                                                                     -----------
                                                                      30,663,754
                                                                     -----------
Office Equipment/Supplies 2.8%
    2,192,100     Xerox Corp. ....................................   117,551,363
                                                                     -----------
Specialty Chemicals 1.8%
      204,800     ARCO Chemical Co. ..............................    10,240,000
      709,000     Betz Laboratories Inc. .........................    37,222,500
      306,400     Petrolite Corp. ................................    10,264,400
      501,600     Witco Corp. ....................................    16,490,100
                                                                     -----------
                                                                      74,217,000
                                                                     -----------

ENERGY 7.2%
Oil Companies
      309,500     Exxon Corp. ....................................    25,765,875
      395,300     Murphy Oil Corp. ...............................    19,073,225
      527,100     Pennzoil Co. ...................................    27,870,413
      545,900     Repsol SA (ADR) ................................    18,082,938
      264,700     Royal Dutch Petroleum Co. (New York shares) ....    41,326,288


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                Value($)
--------------------------------------------------------------------------------

       488,800    Societe Nationale Elf Aquitaine ..............      38,220,176
       255,900    Texaco Inc. ..................................      23,542,800
       558,448    Total SA "B" .................................      43,947,171
       569,496    Total SA (ADR) ...............................      22,281,531
     1,941,300    YPF S.A. "D" (ADR) ...........................      44,407,238
                                                                   -------------
                                                                     304,517,655
                                                                   -------------

METALS & MINERALS 2.5%
Precious Metals 0.3%
       405,000    De Beers Consolidated Mines Ltd. (ADR) .......      12,555,000
                                                                   -------------

STEEL & METALS 2.2%
     1,815,310    Allegheny Teledyne Inc. ......................      41,071,389
       579,010    Freeport McMoRan Copper & Gold, Inc. "A" .....      17,080,795
     1,061,900    J & L Specialty Steel, Inc. ..................      14,468,388
       297,500    Phelps Dodge Corp. ...........................      19,077,188
                                                                   -------------
                                                                      91,697,760
                                                                   -------------

CONSTRUCTION 1.4%
Forest Products
      509,600     Georgia Pacific Corp. ........................      40,322,100
      394,900     Weyerhaeuser Co. .............................      18,214,763
                                                                   -------------
                                                                      58,536,863
                                                                   -------------

TRANSPORTATION 1.8%
Airlines 0.3%
      171,180     Delta Air Lines, Inc. ........................      12,324,960
                                                                   -------------
Railroads 1.5%
    1,200,900     Canadian National Railway Co. ................      24,618,450
      141,100     Norfolk Southern Corp. .......................      12,893,013
      339,200     Union Pacific Corp. ..........................      24,846,400
                                                                   -------------
                                                                      62,357,863
                                                                   -------------

UTILITIES 5.1%
Electric Utilities
      519,300     CINergy Corp. ................................      16,033,388
      261,200     CMS Energy Corp. .............................       7,868,650
    1,468,800     China Light & Power Co. Ltd. (ADR) ...........       6,829,920
      577,367     National Power PLC ...........................       3,560,669
      250,000     National Power PLC (GDR) .....................       6,218,750
      553,600     PacifiCorp ...................................      11,418,000
      824,500     Pacific Gas & Electric Co. ...................      17,932,875
    8,586,000     PowerGen PLC .................................      65,045,862
      942,503     PowerGen PLC (Sponsored ADR) .................      29,099,780
      636,400     Southern Company .............................      14,398,550
      224,600     Texas Utilities Co., Inc. ....................       8,899,775
    1,035,400     Unicom Corp. .................................      26,014,410
                                                                   -------------
                                                                     213,320,629
                                                                   -------------
                  TOTAL COMMON STOCKS (COST $2,933,400,128) ....   3,866,450,236
                                                                   -------------

--------------------------------------------------------------------------------
  SUMMARY                                           % OF NET ASSETS
--------------------------------------------------------------------------------
                  TOTAL INVESTMENT PORTFOLIO (COST
                    $3,281,703,846)(a) ................  100.6    4,243,236,951

                  OTHER ASSETS AND LIABILITIES, NET ...   (0.6)     (24,253,553)
                                                         -----    -------------
                  NET ASSETS ..........................  100.0    4,218,983,398
                                                         =====    =============



    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REIT  Real Estate Investment Trust


  (a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
      $3,279,384,207 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value
        over tax cost ...................................................................................    $989,964,050

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over value .................................................................................     (26,111,306)
                                                                                                             ------------
      Net unrealized appreciation .......................................................................    $963,852,744
                                                                                                             ============

  (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $36,760,962 (.87% of net assets). The cost of these securities at September 30, 1996 was $36,500,000.


  (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at September 30, 1996 is as follows:

      Security                                 Acquisition Date       Cost ($)
      --------                                 ----------------       --------

      Security Capital Corp.                       4/19/96           18,250,000

      Security Capital Corp., 6.5%, 3/29/16        4/19/96           18,250,000

--------------------------------------------------------------------------------


  At September 30, 1996, outstanding written call options were as follows (Note 1):



                              Number of    Expiration     Strike        Market
                              Contracts       Date       Price ($)     Value ($)
                           -----------------------------------------------------

  Xerox Corp.
  (Premiums received $19,199) ... 400        Nov. 96       60.00        20,000

--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short#term investments) for the year ended September 30, 1996, aggregated $1,515,643,194 and $863,095,769, respectively. In addition the Fund wrote a call option on Xerox Corp. (premium received $19,199).
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

    AARP GLOBAL GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
    LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                                                   Market
Amount ($)                                                                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 8.4%
------------------------------------------------------------------------------------------------------------------------------------

      6,496,000        Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7% to be repurchased at $6,497,029 on 10/1/96, collateralized by a $6,488,000 U.S. Treasury Note,
                         5.875%, 7/31/97 (COST $6,496,000) ...........................................................     6,496,000
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE BONDS 0.0%
------------------------------------------------------------------------------------------------------------------------------------

GHANA
         13,000        Ashanti Capital Corp., 5.5%, 3/15/03 (COST $13,000) ...........................................        11,765
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS 2.4%
------------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
GERMANY

         36,582        RWE AG (Producer and marketer of petroleum and chemical products) .............................     1,117,474
          4,455        SAP AG (Computer software manufacturer) .......................................................       748,261
                                                                                                                           ---------
                       TOTAL PREFERRED STOCKS (COST $1,782,317) ......................................................     1,865,735
                                                                                                                           ---------
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 91.6%
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA 0.2%
          8,300        YPF S.A. "D" (ADR) (Petroleum company) ........................................................       189,863
                                                                                                                           ---------

AUSTRALIA 2.9%
         46,619        Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ..............................       597,952
        493,058        Fosters Brewing Group Ltd. (Leading brewery) ..................................................       886,160
        118,000        Woodside Petroleum Ltd. (Major oil and gas producer) ..........................................       782,914
                                                                                                                           ---------
                                                                                                                           2,267,026
                                                                                                                           ---------
AUSTRIA 1.0%
         14,100        Flughafen Wien AG (Operator of terminals and facilities at Vienna International Airport) ......       743,003
                                                                                                                           ---------

BERMUDA 0.2%
          3,450        Mid Ocean Limited (Property and casualty insurance company) ...................................       147,052
                                                                                                                           ---------

BRAZIL 2.2%
         77,300        Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ...............................       676,375
      3,071,000        Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) ..............................       809,068
      6,200,000        Companhia Energetica de Minas Gerais (Electric power utility) .................................       210,097
        771,000        Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ..........................        23,031
                                                                                                                           ---------
                                                                                                                           1,718,571
                                                                                                                           ---------

CANADA 3.6%
         26,505        Barrick Gold Corp. (Gold exploration and production in North and South America) ...............       662,552
         16,200        Canadian National Railway Co. (Operator of one of Canada's two principal railroads) ...........       332,100
         49,650        Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ...............     1,151,811
         28,145        Placer Dome Inc. (Gold, silver and copper mining company) .....................................       665,322
                                                                                                                           ---------
                                                                                                                           2,811,785
                                                                                                                           ---------

FRANCE 3.5%
          5,051        Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment) ......       425,847
          9,328        Compagnie Financiere de Paribas (Finance and investment company) ..............................       599,535
         11,800        Lafarge SA (Leading producer of cement, concrete and aggregates) ..............................       695,596
         21,466        Schneider SA (Manufacturer of electronic components and automated manufacturing systems) ......     1,009,822
                                                                                                                           ---------
                                                                                                                           2,730,800
                                                                                                                           ---------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY 14.3%
            365        Allianz AG Holding (Insurance holding company) ................................................       643,886
         51,510        BASF AG (Leading international chemical producer) .............................................     1,619,016
         43,320        Bayer AG (Leading chemical producer) ..........................................................     1,588,528
         18,740        Bayerische Vereinsbank Girozentrale (Commercial bank) .........................................       650,375
         17,300        Daimler-Benz AG (Automobile and truck manufacturer)* ..........................................       950,444
         43,550        Hoechst AG (Chemical producer) ................................................................     1,587,836
          2,537        Mannesmann AG (Bearer) (Diversified construction and technology) ..............................       950,243
            525        Muenchener Rueckversicherungs AG (Insurance company) ..........................................       928,200
          8,860        Schering AG (Pharmaceutical and chemical producer) ............................................       684,595
         12,350        Siemens AG (Leading electrical engineering and electronics company) ...........................       650,677
         16,036        VEBA AG (Electric utility, distributor of oil and chemicals) ..................................       838,998
                                                                                                                          ----------
                                                                                                                          11,092,798
                                                                                                                          ----------

GHANA 1.1%
         51,600        Ashanti Goldfields Co., Ltd. (ADS) (Leading gold producer) ....................................       864,300
                                                                                                                          ----------

HONG KONG 1.8%
        136,000        Hutchison Whampoa, Ltd. (Container terminal and real estate company) ..........................       914,522
        131,000        Television Broadcasts, Ltd. (Television broadcasting) .........................................       487,036
                                                                                                                          ----------
                                                                                                                           1,401,558
                                                                                                                          ----------

INDONESIA 0.9%
          2,730        Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp and paper)* ...............................        32,419
         53,500        HM Sampoerna (Foreign registered) (Tobacco company) ...........................................       520,715
        184,071        Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) .....................       140,709
          5,775        Indah Kiat Pulp & Paper Warrants* .............................................................         2,363
         18,000        Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) ................................        17,636
                                                                                                                          ----------
                                                                                                                             713,842
                                                                                                                          ----------

JAPAN 8.1%
         33,000        Bridgestone Corp. (Leading automobile tire manufacturer) ......................................       594,302
         46,000        Canon Inc. (Leading producer of visual image and information equipment) .......................       902,607
         44,000        Hitachi Ltd. (General electronics manufacturer) ...............................................       425,768
          6,000        Japan Associated Finance Co. (Venture capital company) ........................................       542,962
         52,000        Matsushita Electrical Industrial Co., Ltd. (Leading manufacturer of consumer
                         electronic products) ........................................................................       871,248
          1,000        Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) .........................        65,765
         10,300        SMC Corp. (Leading maker of pneumatic equipment) ..............................................       719,828
          1,300        Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) ..................       292,357
         10,000        Sony Corp. (Consumer electronic products manufacturer) ........................................       629,872
        128,000        Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) .....................       362,405
        101,000        Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) ..............       851,546
                                                                                                                          ----------
                                                                                                                           6,258,660
                                                                                                                          ----------

KOREA 2.1%
         24,600        Korea Electric Power Co. (ADR) (Electric utility) .............................................       464,325
         25,250        Korea Express Co., Ltd. (EDR) .................................................................       366,125
         32,000        Yukong, Ltd. (Korea's leading oil refiner) ....................................................       813,559
            752        Yukong, Ltd. Rights* ..........................................................................         4,916
                                                                                                                          ----------
                                                                                                                           1,648,925
                                                                                                                          ----------

NETHERLANDS 1.7%
         13,299        AEGON Insurance Group NV (Insurance company) ..................................................       656,213
         21,607        Internationale Nederland Groep NV (Insurance and financial services) ..........................       673,760
                                                                                                                          ----------
                                                                                                                           1,329,973
                                                                                                                          ----------

NEW ZEALAND 0.7%
        108,700        Telecom Corp. of New Zealand (Telecommunication services) .....................................       510,631
                                                                                                                          ----------



    The accompanying notes are an integral part of the financial statements

    AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA 0.9%
         24,343        Rustenburg Platinum Holdings, Ltd. (ADR) (Leading platinum producer) ..........................       374,274
         29,030        Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
                         petrochemical production) ...................................................................       342,358
                                                                                                                           ---------
                                                                                                                             716,632
                                                                                                                           ---------

SWEDEN 7.2%
         53,000        AGA AB Free "B" (Producer and distributor of industrial and medical gases) ....................       863,023
         19,585        Astra AB "A" (Free) (Pharmaceutical company) ..................................................       826,807
         10,600        Autoliv AB (Manufacturer of automobile safety bags) ...........................................       457,083
         11,078        Diligentia AB (Real estate investment co.)* ...................................................       131,951
         38,765        S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ........................................       932,230
         33,252        Skandia Foersaekrings AB (Free) (Financial conglomerate) ......................................       919,976
        127,585        Skandinaviska Enskilda Banken (Commercial bank) ...............................................     1,115,708
         15,100        Volvo AB "B" (Free) (Automobile manufacturer) .................................................       324,425
                                                                                                                           ---------
                                                                                                                           5,571,203
                                                                                                                           ---------

SWITZERLAND 8.2%
         11,748        CS Holdings (Registered) (Provider of bank services, management services and life insurance) ..     1,160,944
            680        Ciba-Geigy AG (Bearer) (Pharmaceutical company) ...............................................       865,445
          1,605        Holderbank Financiere Glaris AG (Bearer) (Cement producer) ....................................     1,163,970
          1,257        Nestle SA (Registered) (Food manufacturer) ....................................................     1,400,451
              2        Sandoz AG (Bearer) (Pharmaceutical company) ...................................................         2,391
            702        Sandoz Ltd. AG (Registered) (Pharmaceutical company) ..........................................       842,534
            226        Swiss Reinsurance (Registered) (Life, accident and health insurance company) ..................       238,103
          2,354        Zurich Insurance Group (Registered) (Insurance company) .......................................       650,971
                                                                                                                           ---------
                                                                                                                           6,324,809
                                                                                                                           ---------

UNITED KINGDOM 9.9%
         66,700        BOC Group PLC (Producer of industrial gases) ..................................................       914,040
        105,333        Carlton Communications PLC (Television post production products and services) .................       796,334
         96,800        General Electric Co., PLC (Manufacturer of power, communications and defense
                         equipment and other various electrical components) ..........................................       599,246
        126,620        Grand Metropolitan PLC (Food and drink producer and retailer) .................................       944,384
         61,190        Kingfisher PLC (Retailer of wide range of consumer goods and merchandise) .....................       606,751
        224,915        Lonrho PLC (Widely diversified industrial holding company) ....................................       600,242
         75,605        PowerGen PLC (Electric utility) ...............................................................       572,769
         54,354        RTZ Corp., PLC (Mining and finance company) ...................................................       832,484
         57,941        Reuters Holdings PLC (International news agency) ..............................................       669,761
         76,300        Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ...........................     1,165,735
                                                                                                                           ---------
                                                                                                                           7,701,746
                                                                                                                           ---------

UNITED STATES 21.1%
         30,000        Anheuser-Busch Companies, Inc. (Leading brewery) ..............................................     1,128,750
          4,100        Boeing Co. (Manufacturer of jet airplanes) ....................................................       387,450
         15,000        Champion International Corp. (Manufacturer of wood-based products) ............................       688,125
         15,500        Charles Schwab Corp. (Discount brokerage services) ............................................       358,438
         30,520        EXEL, Ltd. (Provider of liability insurance) ..................................................     1,060,570
         22,010        Enron Corp. (Major natural gas pipeline system) ...............................................       896,908
         11,650        First Data Corp. (Credit-card processing services) ............................................       950,931
          1,700        General Re Corp. (Property and casualty reinsurance) ..........................................       240,975
         39,250        Homestake Mining Co. (Major international gold producer) ......................................       574,031
          7,750        International Business Machines Corp. (Principal manufacturer and servicer of
                         business and computing machines) ............................................................       964,875
          8,800        J.P. Morgan & Co., Inc. (Commercial banking and financial services) ...........................       782,100
         36,470        Louisiana-Pacific Corp. (Producer of lumber, plywood and pulp) ................................       829,693


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                           Market
Shares                                                                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------


         18,110        MBIA Inc. (Insurer of municipal bonds) ........................................................    1,552,933
         24,600        National Semiconductor Corp. (Manufacturer of integrated circuits and transistors)* ...........      495,075
         14,200        Newmont Mining Corp. (International gold exploration and mining company) ......................      670,950
          7,800        Parametric Technology Corp. (Mechanical design software producer)* ............................      385,125
          8,700        Parker-Hannifin Group (Fluid control components) ..............................................      365,400
         17,000        Praxair Inc. (Producer of industrial gases and specialized coatings) ..........................      731,000
         32,400        Stillwater Mining Co. (Exploration and development of mines in Montana producing
                         platinum, palladium and associated metals)* .................................................      607,500
         14,900        UNUM Corp. (Provider of disability, health and life insurance and group pension products) .....      955,463
         25,650        WMX Technologies Inc. (Solid and chemical waste management services) ..........................      843,244
         17,250        Xerox Corp. (Leading manufacturer of copiers and duplicators) .................................      925,031
                                                                                                                         ----------
                                                                                                                         16,394,567
                                                                                                                         ----------
                       TOTAL COMMON STOCKS (COST $70,237,701) ........................................................   71,137,744
                                                                                                                         ----------


------------------------------------------------------------------------------------------------------------------------------------
    SUMMARY                                                                                          % OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENT PORTFOLIO (COST $78,529,018) (a) ..........................        102.4         79,511,244
                       OTHER ASSETS AND LIABILITIES, NET ..........................................         (2.4)        (1,859,266)
                                                                                                           -----         ----------
                       NET ASSETS .................................................................        100.0         77,651,978
                                                                                                           =====         ==========

------------------------------------------------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a)  At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of
          $78,552,697 was as follows:

          Aggregate gross unrealized appreciation for all investments in which there is an excess of
            value over tax cost ............................................................................     $ 3,538,505
          Aggregate gross unrealized depreciation for all investments in which there is an excess of
            tax cost over value ............................................................................      (2,579,958)
                                                                                                                 -----------
          Net unrealized appreciation ......................................................................     $   958,547
                                                                                                                 ===========

------------------------------------------------------------------------------------------------------------------------------------

     Purchases and sales of investment securities, (excluding short-term investments) from February 1, 1996 through September 30, 1996, aggregated $75,990,024 and $3,917,974, respectively.
--------------------------------------------------------------------------------
     From February 1, 1996 through September 30, 1996, the Fund incurred approximately $33,467 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1997.
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
     Sector breakdown of the Fund's equity securities is noted on page 25.



    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

-----------------------------------------------------------------------------------------------
LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1996
-----------------------------------------------------------------------------------------------
Principal                                                                             Market
Amount ($)                                                                            Value ($)
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.0%
-----------------------------------------------------------------------------------------------
     16,328,000       Repurchase Agreement with Donaldson, Lufkin & Jenrette
                        dated 9/30/96 at 5.7% to be repurchased at $16,330,585
                        on 10/1/96, collateralized by a $15,967,000 U.S.
                        Treasury Note, 6.5%, 4/30/97 (COST $16,328,000) ..........   16,328,000
                                                                                   ------------

-----------------------------------------------------------------------------------------------
COMMON STOCKS 98.0%
-----------------------------------------------------------------------------------------------

Shares
------
CONSUMER DISCRETIONARY 6.4%
Department & Chain Stores 3.6%
        200,000       J.C. Penney Co., Inc. ......................................   10,825,000
        200,000       May Department Stores ......................................    9,725,000
        250,000       Walgreen Co. ...............................................    9,250,000
                                                                                   ------------
                                                                                     29,800,000
                                                                                   ------------
Restaurants 2.0%
        350,000       McDonald's Corp. ...........................................   16,581,250
                                                                                   ------------
Specialty Retail 0.8%
        346,800       Intimate Brands, Inc. ......................................    6,329,100
                                                                                   ------------
CONSUMER STAPLES 7.1%
Alcohol 1.5%
        330,000       Anheuser-Busch Companies, Inc. .............................   12,416,250
                                                                                   ------------
Food & Beverage 2.1%
        185,000       Albertson's Inc. ...........................................    7,793,125
        200,000       ConAgra Inc. ...............................................    9,850,000
                                                                                   ------------
                                                                                     17,643,125
                                                                                   ------------
Package Goods/Cosmetics 3.5%
        130,000       Clorox Co. .................................................   12,463,750
        145,600       Estee Lauder Companies "A" .................................    6,533,800
        100,000       Procter & Gamble Co. .......................................    9,750,000
                                                                                   ------------
                                                                                     28,747,550
                                                                                   ------------
HEALTH 14.3%
Health Industry Services 1.2%
        300,000       Bergen Brunswig Corp. "A" ..................................    9,525,000
                                                                                   ------------
Hospital Management 1.7%
        250,000       Columbia/HCA Healthcare Corp. ..............................   14,218,750
                                                                                   ------------
Medical Supply & Specialty 1.6%
        308,000       Becton, Dickinson & Co. ....................................   13,629,000
                                                                                   ------------
Pharmaceuticals 9.8%
        180,000       American Home Products Corp. ...............................   11,475,000
        180,000       Johnson & Johnson ..........................................    9,225,000
        150,000       Merck & Co. Inc. ...........................................   10,556,250
        215,000       Pfizer, Inc. ...............................................   17,011,875
        197,100       Sandoz Ltd. AG (ADR) .......................................   11,813,681
        115,000       Schering-Plough Corp. ......................................    7,072,500
        210,000       Warner-Lambert Co. .........................................   13,860,000
                                                                                   ------------
                                                                                     81,014,306
                                                                                   ------------
FINANCIAL 16.8%
Banks 5.0%
        225,000       Citicorp ...................................................   20,390,625
        125,000       First Chicago NBD Corp. ....................................    5,656,250

    The accompanying notes are an integral part of the financal statements.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
Shares                                                                                Value ($)
-----------------------------------------------------------------------------------------------
         80,000       J.P. Morgan & Co., Inc. ....................................    7,110,000
        200,000       Norwest Corp. ..............................................    8,175,000
                                                                                   ------------
                                                                                     41,331,875
                                                                                   ------------
Insurance 5.5%
        180,000       American International Group, Inc. .........................   18,135,000
        360,000       EXEL, Ltd. .................................................   12,510,000
        176,000       MBIA Inc. ..................................................   15,092,000
                                                                                   ------------
                                                                                     45,737,000
                                                                                   ------------
Consumer Finance 1.1%
        211,700       Associates First Capital Corp. .............................    8,679,700
                                                                                   ------------
Other Financial Companies 5.2%
        410,000       American Express Credit Corp. ..............................   18,962,500
        700,000       Federal National Mortgage Association ......................   24,412,500
                                                                                   ------------
                                                                                     43,375,000
                                                                                   ------------
MEDIA 1.0%
Broadcasting & Entertainment
        130,000       Walt Disney Co. ............................................    8,238,750
                                                                                   ------------
SERVICE INDUSTRIES 3.7%
Investment 2.5%
        200,000       Franklin Resources Inc. ....................................   13,275,000
        120,000       Merrill Lynch & Co., Inc. ..................................    7,875,000
                                                                                   ------------
                                                                                     21,150,000
                                                                                   ------------
Miscellaneous Commercial Services 1.2%
        291,000       Manpower, Inc. .............................................    9,675,750
                                                                                   ------------
DURABLES 4.9%
Aerospace 4.3%
        100,000       Lockheed Martin Corp. ......................................    9,012,500
        235,000       Rockwell International Corp. ...............................   13,248,125
        110,000       United Technologies Corp. ..................................   13,213,750
                                                                                   ------------
                                                                                     35,474,375
                                                                                   ------------
Telecommunications Equipment 0.6%
         80,000       Ascend Communications, Inc.* ...............................    5,290,000
                                                                                   ------------
MANUFACTURING 11.7%
Chemicals 3.5%
        140,000       E.I. du Pont de Nemours & Co. ..............................   12,355,000
        195,700       Praxair Inc. ...............................................    8,415,100
        145,000       Sigma-Aldrich Corp. ........................................    8,265,000
                                                                                   ------------
                                                                                     29,035,100
                                                                                   ------------
Diversified Manufacturing 3.6%
         95,000       General Electric Co. .......................................    8,645,000
        120,000       TRW Inc. ...................................................   11,160,000
        120,000       Textron, Inc. ..............................................   10,200,000
                                                                                   ------------
                                                                                     30,005,000
                                                                                   ------------
Electrical Products 1.9%
         75,000       ABB AB (ADR) ...............................................    7,875,000
         83,000       Emerson Electric Co. .......................................    7,480,375
                                                                                   ------------
                                                                                     15,355,375
                                                                                   ------------
Machinery/Components/Controls 2.7%
        200,000       Ingersoll-Rand Co. .........................................    9,500,000
        297,000       Parker-Hannifin Group ......................................   12,474,000
                                                                                   ------------
                                                                                     21,974,000
                                                                                   ------------



    The accompanying notes are an integral part of the financal statements.

AARP CAPITAL GROWTH FUND

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
Shares                                                                                Value ($)
-----------------------------------------------------------------------------------------------

TECHNOLOGY 16.1%
Diverse Electronic Products 3.5%
        485,000       Applied Materials, Inc.* ...................................   13,398,125
        270,000       General Motors Corp. "H" ...................................   15,592,500
                                                                                   ------------
                                                                                     28,990,625
                                                                                   ------------
Electronic Data Processing 5.5%
        510,000       Hewlett-Packard Co. ........................................   24,862,500
         35,000       International Business Machines Corp. ......................    4,357,500
        260,000       Sun Microsystems, Inc. * ...................................   16,152,500
                                                                                   ------------
                                                                                     45,372,500
                                                                                   ------------
Military Electronics 1.0%
        150,000       Raytheon Co. ...............................................    8,343,750
                                                                                   ------------
Office/Plant Automation 2.0%
        120,000       Cabletron Systems Inc.* ....................................    8,205,000
        126,400       Cisco Systems, Inc.* .......................................    7,844,700
                                                                                   ------------
                                                                                     16,049,700
                                                                                   ------------
Semiconductors 4.1%
        410,000       Atmel Corp.* ...............................................   12,658,750
        225,000       Intel Corp. ................................................   21,473,438
                                                                                   ------------
                                                                                     34,132,188
                                                                                   ------------
ENERGY 11.1%
Engineering 0.8%
        110,000       Fluor Corp. ................................................    6,765,000
                                                                                   ------------
Oil Companies 8.8%
        125,000       Amoco Corp. ................................................    8,812,500
        100,000       Atlantic Richfield Co. .....................................   12,750,000
        143,000       Exxon Corp. ................................................   11,904,750
        105,000       Mobil Corp. ................................................   12,153,750
        254,800       Repsol SA (ADR) ............................................    8,440,250
        116,000       Royal Dutch Petroleum Co. (New York shares) ................   18,110,500
                                                                                   ------------
                                                                                     72,171,750
                                                                                   ------------
Oil/Gas Transmission 1.5%
        220,000       Enron Corp. ................................................    8,965,000
         70,000       Williams Cos., Inc. ........................................    3,570,000
                                                                                   ------------
                                                                                     12,535,000
                                                                                   ------------
TRANSPORTATION 2.9%
Airlines 1.3%
        135,000       AMR Corp.* .................................................   10,749,375
                                                                                   ------------
Railroads 1.6%
        300,000       Canadian Pacific Ltd. ......................................    6,937,500
        173,300       Wisconsin Central Transportation Co.* ......................    6,217,137
                                                                                   ------------
                                                                                     13,154,637
                                                                                   ------------
UTILITIES 2.0%
Electric Utilities
        350,000       Eastern Utilities Association ..............................    5,906,250
         60,000       Illinova Corp. .............................................    1,590,000
        285,000       PowerGen PLC (Sponsored ADR) ...............................    8,799,375
                                                                                   ------------
                                                                                     16,295,625
                                                                                   ------------
                       TOTAL COMMON STOCKS (COST $635,558,418) ...................  809,786,406
                                                                                   ------------


    The accompanying notes are an integral part of the financal statements.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                      Market
                                                                                      Value ($)
-----------------------------------------------------------------------------------------------
SUMMARY                                                           % OF NET ASSETS
-----------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PORTFOLIO (COST $651,886,418) (a) ....... 100.0         826,114,406
           OTHER ASSETS AND LIABILITIES, NET ........................   0.0              22,307
                                                                      -----         -----------
           NET ASSETS ............................................... 100.0         826,136,713
                                                                      =====         ===========

-----------------------------------------------------------------------------------------------

 *   Nonincome producing security.

(a) At September 30, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $651,886,418 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......................................... $186,762,238

     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .........................................  (12,534,250)
                                                                                   ------------
     Net unrealized appreciation ................................................. $174,227,988
                                                                                   ============

-----------------------------------------------------------------------------------------------
     Purchases and sales of investment securities, (excluding short-term investments), for the year ended September 30, 1996, aggregated $505,361,929 and $477,699,166, respectively.
-----------------------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100%
     due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.



    The accompanying notes are an integral part of the financal statements.

   FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------
                                                      AARP HIGH         AARP HIGH          AARP GNMA          AARP HIGH
                                                      QUALITY       QUALITY TAX FREE        AND U.S.           QUALITY
SEPTEMBER 30, 1996                                   MONEY FUND        MONEY FUND        TREASURY FUND        BOND FUND
------------------------------------------------------------------------------------------------------------------------
   ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios).     $409,711,163      $110,537,355      $4,879,876,835      $521,815,834
Cash ..........................................          615,980            94,688                 713               396
Receivable on investments sold ................               --                --                  --        17,818,066
Dividends and interest receivable .............        1,794,041           544,805          40,856,909         6,387,797
Receivable on Fund shares sold ................        1,798,471           389,494           1,507,742           158,373
Daily variation margin on futures
  contracts (Note 1) ..........................               --                --                  --            32,687
Deferred organization expenses (Note 1) .......               --                --                  --                --
Other assets ..................................            3,624             1,215              46,575             1,968
                                                    ------------      ------------      --------------      ------------
Total assets ..................................      413,923,279       111,567,557       4,922,288,774       546,215,121


------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Investments purchased (Note 1) ................               --                --                  --        32,903,000
Fund shares redeemed ..........................        1,294,574           151,000           3,738,944           270,184
Dividends payable .............................          144,916            49,223          11,149,116           704,498
Management fee (Note 2) .......................          131,854            35,772           1,674,064           201,910
Transfer and dividend disbursing agent (Note 2)          128,559            24,379             583,890           127,309
Written options, at market (Note 1) ...........               --                --                  --                --
Other accrued expenses ........................           97,183            42,455             702,916           103,054
                                                    ------------      ------------      --------------      ------------
Total liabilities .............................        1,797,086           302,829          17,848,930        34,309,955
------------------------------------------------------------------------------------------------------------------------
Net assets at value ...........................     $412,126,193      $111,264,728      $4,904,439,844      $511,905,166
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
        investment income .....................     $         --      $         --      $           --      $    176,290
Net unrealized appreciation (depreciation) on:
  Investments .................................         (135,120)               --          (2,427,542)       (4,569,944)
  Futures contracts ...........................               --                --                  --                --
  Options .....................................               --                --                  --                --
  Foreign currency related transactions .......               --                --                  --                --
Accumulated net realized capital gain (loss) ..          (64,326)         (825,973)       (322,435,519)       (8,938,091)
Paid-in capital ...............................      412,325,639       112,090,701       5,229,302,905       525,236,911
------------------------------------------------------------------------------------------------------------------------
Net assets at value ...........................     $412,126,193      $111,264,728      $4,904,439,844      $511,905,166
------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding, $.01
  par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value .......      412,261,312       111,270,214         328,879,292        32,366,706
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
  price per share .............................     $       1.00      $       1.00      $        14.91      $      15.82
------------------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements



-------------------------------------------------------------------------------------------------------
  AARP INSURED         AARP BALANCED           AARP GROWTH           AARP GLOBAL           AARP CAPITAL
TAX FREE GENERAL      STOCK AND BOND           AND INCOME               GROWTH                GROWTH
    BOND FUND              FUND                   FUND                   FUND                  FUND
-------------------------------------------------------------------------------------------------------

$1,740,393,909          $402,737,987         $4,243,236,951          $79,511,244          $826,114,406
        34,236                   505                 19,171                  954                   688
     3,256,885             1,755,752             36,747,825                   --            18,840,209
    22,192,373             2,525,052             12,475,946              136,433               777,228
       344,041               636,205              4,127,346              128,702               451,210

       323,437                    --                     --                   --                    --
            --                21,057                     --               13,013                    --
         4,388                    --                  4,287                   --                 1,395
--------------          ------------         --------------          -----------          ------------
 1,766,549,269           407,676,558          4,296,611,526           79,790,346           846,185,136

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

     6,074,420             3,870,932             72,648,281            1,671,784            18,645,035
     1,258,613               267,646              2,262,116               70,499               711,333
     2,783,961                    --                     --                   --                    --
       691,980               156,076              1,633,200               91,130               404,190
       153,812                65,804                341,417              178,759                99,288
            --                    --                 20,000                   --                    --
       174,261               136,161                723,114              126,196               188,577
--------------          ------------         --------------          -----------          ------------
    11,137,047             4,496,619             77,628,128            2,138,368            20,048,423
-------------------------------------------------------------------------------------------------------
$1,755,412,222          $403,179,939         $4,218,983,398          $77,651,978          $826,136,713
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

$           --          $    535,899         $    7,239,912          $   288,631          $  7,179,969

    78,881,629            41,584,563            961,533,105              982,226           174,227,988
    (1,892,075)                   --                     --                   --                    --
            --                    --                   (801)                  --                    --
            --                   163                (10,386)                (336)                   74
   (10,611,830)            4,039,132            149,472,235              (33,467)           66,173,430
 1,689,034,498           357,020,182          3,100,749,333           76,414,924           578,555,252
-------------------------------------------------------------------------------------------------------
$1,755,412,222          $403,179,939         $4,218,983,398          $77,651,978          $826,136,713
-------------------------------------------------------------------------------------------------------


    98,088,821            22,865,594             96,018,596            5,012,508            19,005,749
-------------------------------------------------------------------------------------------------------

$        17.90          $      17.63         $        43.94          $     15.49          $      43.47
-------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

   FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                            AARP HIGH      AARP HIGH        AARP GNMA       AARP HIGH
YEAR ENDED SEPTEMBER 30, 1996                               QUALITY    QUALITY TAX FREE      AND U.S.        QUALITY
                                                           MONEY FUND     MONEY FUND      TREASURY FUND     BOND FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------

Income:
  Interest ..............................................  $21,267,455     $4,174,016     $ 366,995,391      $35,170,631
  Dividends .............................................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
                                                            21,267,455      4,174,016       366,995,391       35,170,631
  Less foreign taxes withheld ...........................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
                                                            21,267,455      4,174,016       366,995,391       35,170,631
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   EXPENSES
------------------------------------------------------------------------------------------------------------------------
  Management fee (Note 2) ...............................    1,522,929        453,559        21,113,592        2,550,245
  Services to shareholders:
    Transfer and dividend disbursing
      expense (Note 2) ..................................    1,526,580        304,924         7,340,012        1,586,232
    Other expenses ......................................      297,429         37,433         1,801,487          219,955
  Trustees' fees and expenses (Note 2) ..................       19,028         25,712            29,609           29,612
  Shareholder communications ............................      150,104         43,965         1,211,761          173,354
  Legal .................................................       11,258         11,829            11,787            8,672
  Auditing ..............................................       29,100         27,600            67,550           48,950
  Custodian and accounting fees (Note 2) ................       84,436         54,551         1,051,789          139,911
  Registration expenses .................................       61,916         13,885            42,116           16,194
  Amortization of organization expenses
    (Note 1) ............................................           --             --                --               --
  Other .................................................       21,199          9,303           174,069           21,990
                                                           -----------     ----------     -------------      -----------
Total Expenses before reductions ........................    3,723,979        982,761        32,843,772        4,795,115
Expense reductions (Note 2) .............................           --             --                --               --
                                                           -----------     ----------     -------------      -----------
Expenses, net ...........................................    3,723,979        982,761        32,843,772        4,795,115
------------------------------------------------------------------------------------------------------------------------
Net investment income ...................................   17,543,476      3,191,255       334,151,619       30,375,516
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from:
    Investments .........................................        2,595          1,553        23,690,016       (2,756,840)
    Futures contracts (Note 1) ..........................           --             --                --        4,190,615
    Options (Note 1) ....................................           --             --                --         (214,688)
    Foreign currency related transactions
      (Note 1) ..........................................           --             --                --               --
    Net unrealized appreciation (depreciation) on:
      Investments .......................................      355,595             --      (117,084,004)      (7,844,325)
      Futures contracts .................................           --             --                --               --
      Options ...........................................           --             --                --               --
      Foreign currency related transactions .............           --             --                --               --
                                                           -----------     ----------     -------------      -----------
Net gain (loss) on investments ..........................      358,190          1,553       (93,393,988)      (6,625,238)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations .......................................  $17,901,666     $3,192,808     $ 240,757,631      $23,750,278
------------------------------------------------------------------------------------------------------------------------
(a)   The AARP Global Growth Fund commenced operations on February 1, 1996.



     The accompanying notes are an integral part of the financial statements


-------------------------------------------------------------------------------------------------
  AARP INSURED         AARP BALANCED       AARP GROWTH           AARP GLOBAL         AARP CAPITAL
TAX FREE GENERAL      STOCK AND BOND       AND INCOME              GROWTH              GROWTH
    BOND FUND              FUND               FUND                FUND (A)              FUND
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

$ 98,356,689            $ 9,549,607         $ 13,744,132         $  253,066         $  1,040,466
          --              6,619,276          118,199,105            684,211           13,894,916
------------            -----------         ------------         ----------         ------------
  98,356,689             16,168,883          131,943,237            937,277           14,935,382
          --               (126,777)          (1,440,225)           (60,508)            (291,581)
------------            -----------         ------------         ----------         ------------
  98,356,689             16,042,106          130,503,012            876,769           14,643,801
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

   8,665,253              1,560,129           17,423,770            266,155            4,626,894
   1,925,762                724,796            3,850,612            178,759            1,176,990
     308,444                208,777            1,515,869             43,414              435,337
      25,715                 24,005               24,002             15,157               24,009
     336,591                114,481              851,852             23,459              212,913
       7,957                  8,292               18,364              8,015               11,779
      60,000                 33,550               49,000              8,000               46,200
     344,648                132,564              740,183            121,145              189,744
      33,718                 19,409              187,847             59,009                7,837
          --                  8,926                   --              1,995                   --
      64,193                  8,886               94,181              1,212               19,991
------------            -----------         ------------         ----------         ------------
  11,772,281              2,843,815           24,755,680            726,320            6,751,694

          --                     --                   --           (175,025)                  --
------------            -----------         ------------         ----------         ------------
  11,772,281              2,843,815           24,755,680            551,295            6,751,694
-------------------------------------------------------------------------------------------------
  86,584,408             13,198,291          105,747,332            325,474            7,892,107
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  15,073,015              4,984,143          161,815,047            (33,467)          71,644,200
   3,404,797                 34,436                   --                 --                   --
          --                     --                   --                 --                   --

          --                334,451             (411,014)           (36,843)             (38,602)

  (1,155,352)            20,509,469          381,330,506            982,226           32,512,381

  (1,262,186)                 3,391                   --                 --                   --

          --                     --                 (801)                --                   --
          --               (159,786)             (16,214)              (336)               4,863
------------            -----------         ------------         ----------         ------------
  16,060,274             25,706,104          542,717,524            911,580          104,122,842
-------------------------------------------------------------------------------------------------

$102,644,682            $38,904,395         $648,464,856         $1,237,054         $112,014,949
-------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                             AARP HIGH                       AARP HIGH
                                                              QUALITY                     QUALITY TAX FREE
                                                             MONEY FUND                      MONEY FUND
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------
                                                             Years Ended                      Years Ended
                                                               Sept. 30,                        Sept. 30,
                                                        1996             1995             1996            1995
                                                   -------------    -------------    ------------    ------------
Operations:
  Net investment income ........................   $  17,543,476    $  18,316,417    $  3,191,255    $  3,691,193
  Net realized gain (loss) from:
    Investments ................................           2,595           (2,594)          1,553          (5,140)
    Futures contracts ..........................              --               --              --              --
    Options ....................................              --               --              --              --
    Foreign currency related transactions ......              --               --              --              --
  Net unrealized appreciation (depreciation) on:
    Investments ................................         355,595         (235,013)             --              --
    Futures contracts ..........................              --               --              --              --
    Options ....................................              --               --              --              --
    Foreign currency related transactions ......              --               --              --              --
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations ...............................      17,901,666       18,078,810       3,192,808       3,686,053
                                                   -------------    -------------    ------------    ------------
Distributions to shareholders:
  Net investment income ........................     (17,543,476)     (18,316,417)     (3,191,255)     (3,691,193)
  Net realized gains ...........................              --               --              --              --
  Tax return of capital ........................              --               --              --              --
                                                   -------------    -------------    ------------    ------------
                                                     (17,543,476)     (18,316,417)     (3,191,255)     (3,691,193)
                                                   -------------    -------------    ------------    ------------
Fund share transactions:
  Proceeds from sale of shares .................     370,605,211      405,381,235      30,976,787      41,129,795
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................      15,692,224       16,274,697       2,545,162       2,929,152
  Cost of shares redeemed ......................    (358,425,484)    (370,960,332)    (42,004,745)    (53,717,481)
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from Fund
  share transactions ...........................      27,871,951       50,695,600      (8,482,796)     (9,658,534)
                                                   -------------    -------------    ------------    ------------
Increase (decrease) in net assets ..............      28,230,141       50,457,993      (8,481,243)     (9,663,674)

Net assets at beginning of period ..............     383,896,052      333,438,059     119,745,971     129,409,645
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................   $ 412,126,193    $ 383,896,052    $111,264,728    $119,745,971
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ......     384,389,361      333,693,761     119,753,010     129,411,544
                                                   -------------    -------------    ------------    ------------
  Shares sold ..................................     370,605,211      405,381,235      30,976,787      41,129,795
  Shares issued to shareholders in
    reinvestment of  distributions .............      15,692,224       16,274,697       2,545,162       2,929,152
  Shares redeemed ..............................    (358,425,484)    (370,960,332)    (42,004,745)    (53,717,481)
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in Fund shares .........      27,871,951       50,695,600      (8,482,796)     (9,658,534)
                                                   -------------    -------------    ------------    ------------
Shares outstanding at end of period ............     412,261,312      384,389,361     111,270,214     119,753,010
------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income ....................   $          --    $          --    $         --    $         --


    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
             AARP GNMA                      AARP HIGH                   AARP INSURED                   AARP BALANCED
             AND U.S.                        QUALITY                  TAX FREE GENERAL                 STOCK AND BOND
           TREASURY FUND                    BOND FUND                    BOND FUND                          FUND
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Years Ended                      Years Ended                     Years Ended                    Years Ended
             Sept. 30,                         Sept. 30,                       Sept. 30,                      Sept. 30,
      1996              1995             1996           1995              1996            1995            1996           1995
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

$  334,151,619   $   358,090,095   $  30,375,516   $  32,695,491   $   86,584,408   $   91,515,925   $ 13,198,291   $  8,110,687

    23,690,016       (68,679,536)     (2,756,840)      6,264,433       15,073,015        1,141,498      4,984,143      2,922,966
            --                --       4,190,615         462,444        3,404,797      (22,927,127)        34,436         66,437
            --                --        (214,688)             --               --               --             --             --
            --                --              --              --               --               --        334,451         (8,944)

  (117,084,004)      224,571,191      (7,844,325)     25,349,000       (1,155,352)     102,468,526     20,509,469     20,344,202
            --                --              --        (235,464)      (1,262,186)        (843,714)         3,391         (3,391)
            --                --              --              --               --               --             --             --
            --                --              --              --               --               --       (159,786)       159,949
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

   240,757,631       513,981,750      23,750,278      64,535,904      102,644,682      171,355,108     38,904,395     31,591,906
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

  (334,151,619)     (347,262,513)    (30,375,516)    (32,238,660)     (86,584,408)     (91,515,925)   (12,975,460)    (7,923,700)
            --                --              --              --               --               --     (3,378,368)      (479,306)
            --       (10,827,582)             --              --               --               --             --             --
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
  (334,151,619)     (358,090,095)    (30,375,516)    (32,238,660)     (86,584,408)     (91,515,925)   (16,353,828)    (8,403,006)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

   346,027,868       313,574,493      64,115,868      38,133,943      124,978,818      128,807,008    164,077,214     82,046,020

   193,739,502       209,361,883      21,458,457      22,872,960       52,441,004       56,102,941     14,941,233      7,595,827
  (793,984,012)   (1,012,262,747)   (100,466,218)   (127,867,757)    (245,115,196)    (371,972,763)   (45,596,030)   (41,121,662)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------

  (254,216,642)     (489,326,371)    (14,891,893)    (66,860,854)     (67,695,374)    (187,062,814)   133,422,417     48,520,185
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
  (347,610,630)     (333,434,716)    (21,517,131)    (34,563,610)     (51,635,100)    (107,223,631)   155,972,984     71,709,085

 5,252,050,474     5,585,485,190     533,422,297     567,985,907    1,807,047,322    1,914,270,953    247,206,955    175,497,870
---------------------------------------------------------------------------------------------------------------------------------
$4,904,439,844   $ 5,252,050,474   $ 511,905,166   $ 533,422,297   $1,755,412,222   $1,807,047,322   $403,179,939   $247,206,955
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

   345,829,087       379,121,168      33,312,382      37,734,181      101,872,669      113,066,680     15,074,610     11,983,629
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
    22,947,708        21,222,249       4,006,214       2,475,377        6,963,608        7,482,591      9,582,056      5,336,478

    12,859,585        14,034,160       1,341,850       1,481,640        2,918,782        3,261,074        873,110        497,020
   (52,757,088)      (68,548,490)     (6,293,740)     (8,378,816)     (13,666,268)     (21,937,646)    (2,664,182)    (2,742,517)
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
   (16,949,795)      (33,292,081)       (945,676)     (4,421,799)      (3,783,878)     (11,193,981)     7,790,984      3,090,981
--------------   ---------------   -------------   -------------   --------------   --------------   ------------   ------------
   328,879,292       345,829,087      32,366,706      33,312,382       98,088,821      101,872,699     22,865,594     15,074,610
---------------------------------------------------------------------------------------------------------------------------------

$           --   $            --   $     176,290   $     304,913   $           --   $           --   $    535,899   $    321,966


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             AARP GROWTH             AARP GLOBAL                 AARP CAPITAL
                                                             AND INCOME                GROWTH                       GROWTH
                                                                FUND                    FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Years Ended            For the Period               Years Ended
                                                              Sept. 30,          February 1, 1996 (b) to          Sept. 30,
                                                       1996              1995     September 30, 1996      1996             1995
                                                  --------------   -------------- ------------------  -------------   -------------
Operations:
  Net investment income ........................  $  105,747,332   $   83,288,031     $   325,474     $   7,892,107   $   6,448,989
  Net realized gain (loss) from:
    Investments ................................     161,815,047       82,525,735         (33,467)       71,644,200       3,854,142
    Futures contracts ..........................              --               --              --                --              --
    Options ....................................              --               --              --                --              --
    Foreign currency related transactions ......        (411,014)          23,310         (36,843)          (38,602)        (49,230)
  Net unrealized appreciation (depreciation) on:
    Investments ................................     381,330,506      331,251,054         982,226        32,512,381     124,391,488
    Futures contracts ..........................              --               --              --                --              --
    Options ....................................            (801)              --              --                --              --
    Foreign currency related transactions ......         (16,214)           5,828            (336)            4,863          (4,789)
                                                  --------------   --------------     -----------     -------------   -------------

Net increase (decrease) in net assets resulting
   from operations .............................     648,464,856      497,093,958       1,237,054       112,014,949     134,640,600
                                                  --------------   --------------     -----------     -------------   -------------

Distributions to shareholders:
  Net investment income ........................    (102,016,492)     (81,086,105)             --        (7,038,882)       (216,094)
  Net realized gains ...........................     (67,064,704)     (85,015,819)             --        (9,204,690)    (13,160,374)
  Tax return of capital ........................              --               --              --                --              --
                                                  --------------   --------------     -----------     -------------   -------------
                                                    (169,081,196)    (166,101,924)             --       (16,243,572)    (13,376,468)
                                                  --------------   --------------     -----------     -------------   -------------
Fund share transactions:
  Proceeds from sale of shares .................     960,952,133      589,883,371      82,274,150       133,269,510      68,276,671
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     153,099,566      149,554,221              --        15,425,567      12,786,953

  Cost of shares redeemed ......................    (380,970,538)    (376,048,965)     (5,860,726)     (110,338,687)   (193,118,723)
                                                  --------------   --------------     -----------     -------------   -------------
Net increase (decrease) in net assets from Fund
  share transactions ...........................     733,081,161      363,388,627      76,413,424        38,356,390    (112,055,099)
                                                  --------------   --------------     -----------     -------------   -------------
Increase (decrease) in net assets ..............   1,212,464,821      694,380,661      77,650,478       134,127,767       9,209,033

Net assets at beginning of period ..............   3,006,518,577    2,312,137,916           1,500       692,008,946     682,799,913
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................  $4,218,983,398   $3,006,518,577     $77,651,978     $ 826,136,713   $ 692,008,946
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......      78,371,684       67,740,274             100        18,041,977      21,513,985
                                                  --------------   --------------     -----------     -------------   -------------
  Shares sold ..................................      23,131,229       17,103,571       5,395,570         3,299,011       2,055,946
  Shares issued to shareholders in
    reinvestment of  distributions .............       3,734,230        4,523,324              --           400,664         424,681
  Shares redeemed ..............................      (9,218,547)     (10,995,485)       (383,162)       (2,735,903)     (5,952,635)
                                                  --------------   --------------     -----------     -------------   -------------
Net increase (decrease) in Fund shares .........      17,646,912       10,631,410       5,012,408           963,772      (3,472,008)
                                                  --------------   --------------     -----------     -------------   -------------
Shares outstanding at end of period ............      96,018,596       78,371,684       5,012,508        19,005,749      18,041,977
-----------------------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
    net investment income ......................  $    7,239,912   $    6,072,468     $   288,631     $   7,179,969   $   6,365,346
(b) Commencement of Operations



    The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
     AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------
                                                                     1996      1995      1994      1993      1992
                                                                   ---------------------------------------------------
Net asset value, beginning of period .........................      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                   ---------------------------------------------------
    Net investment income ....................................        .045      .049      .028      .021      .040
    Distributions from net investment income .................       (.045)    (.049)    (.028)    (.021)    (.040)(a)
                                                                   ---------------------------------------------------
Net asset value, end of period ...............................      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                   ---------------------------------------------------
TOTAL RETURN (%) (b) .........................................        4.62      4.99      2.84      2.13      4.12
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .......................         412       384       333       254       323
Ratio of operating expenses, net to average net assets (%)            .963      .978     1.125     1.312     1.151
Ratio of operating expenses before expense reductions,
    to average net assets (%) ................................        .963      .978     1.125     1.312     1.190
Ratio of net investment income to average net assets (%) .....       4.535     4.887     2.889     2.123     3.613


(a) Includes approximately $.005 per share of net realized short-term capital gains.

(b) Total returns would have been lower had certain expenses not been reduced.


--------------------------------------------------------------------------------
     AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                YEARS ENDED SEPTEMBER 30,
                                                                  -------------------------------------------------
                                                                    1996      1995      1994      1993      1992
                                                                  -------------------------------------------------
Net asset value, beginning of period .......................       $1.000    $1.000    $1.000    $1.000    $1.000
                                                                  -------------------------------------------------
    Net investment income ..................................         .028      .029      .017      .016      .026
    Distributions from net investment income ...............        (.028)    (.029)    (.017)    (.016)    (.026)
                                                                  -------------------------------------------------
Net asset value, end of period .............................       $1.000    $1.000    $1.000    $1.000    $1.000
                                                                  -------------------------------------------------
TOTAL RETURN (%) (a) .......................................         2.80      2.99      1.76      1.62      2.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .....................          111       120       129       134       127
Ratio of operating expenses, net to average net assets (%)            .85       .87       .90       .93       .95
Ratio of operating expenses before expense reductions,
    to average net assets (%) ..............................          .85       .87       .91      1.15      1.13
Ratio of net investment income to average net assets (%) ...         2.77      2.94      1.75      1.60      2.54

(a) Total returns would have been lower had certain expenses not been reduced.

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
    AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                   ------------------------------------------------------
                                                                     1996       1995       1994       1993       1992
                                                                   ------------------------------------------------------
Net asset value, beginning of period .....................          $15.19     $14.73     $15.96     $16.19     $15.72
                                                                   ------------------------------------------------------
Income from investment operations:
    Net investment income ................................             .99       1.01        .93       1.15       1.22
    Net realized and unrealized gain (loss) on investments            (.28)       .46      (1.23)      (.23)       .47
                                                                   ------------------------------------------------------
Total from investment operations .........................             .71       1.47       (.30)       .92       1.69
                                                                   ------------------------------------------------------
Less distributions:
    Net investment income ................................            (.99)      (.98)      (.93)     (1.15)     (1.22)
    Tax return of capital ................................              --       (.03)        --         --         --
                                                                   ------------------------------------------------------
Total distributions ......................................            (.99)     (1.01)      (.93)     (1.15)     (1.22)
                                                                   ------------------------------------------------------
Net asset value, end of period ...........................          $14.91     $15.19     $14.73     $15.96     $16.19
                                                                   ------------------------------------------------------
TOTAL RETURN (%) .........................................            4.79      10.31      (1.90)      5.89      11.19
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           4,904      5,252      5,585      6,712      5,232
Ratio of operating expenses to average net assets (%)                  .64        .67        .66        .70        .72
Ratio of net investment income to average net assets (%) .            6.55       6.77       6.09       7.15       7.69
Portfolio turnover rate (%) ..............................           83.44      70.35     114.54     105.49      74.33



--------------------------------------------------------------------------------
    AARP HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                 ----------------------------------------------------------
                                                                   1996        1995        1994        1993        1992
                                                                 ----------------------------------------------------------
Net asset value, beginning of period .....................        $16.01      $15.05      $17.19      $16.44      $15.71
                                                                 ----------------------------------------------------------
Income from investment operations:
    Net investment income ................................           .92         .94         .85         .93        1.03
    Net realized and unrealized gain (loss) on investments          (.19)        .95       (1.76)        .93         .73
                                                                 ----------------------------------------------------------
Total from investment operations .........................           .73        1.89        (.91)       1.86        1.76
                                                                 ----------------------------------------------------------
Less distributions:
    Net investment income ................................          (.92)       (.93)       (.85)       (.93)      (1.03)
    Net realized gains on investments ....................            --          --          --        (.18)         --
    In excess of net realized gains on investments .......            --          --        (.38)         --          --
                                                                 ----------------------------------------------------------
Total distributions ......................................          (.92)       (.93)      (1.23)      (1.11)      (1.03)
                                                                 ----------------------------------------------------------
Net asset value, end of period ...........................        $15.82      $16.01      $15.05      $17.19      $16.44
                                                                 ----------------------------------------------------------
TOTAL RETURN (%) .........................................          4.59       12.98       (5.55)      11.88       11.56
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           512         533         568         604         384
Ratio of operating expenses to average net assets (%)                .91         .95         .95        1.01        1.13
Ratio of net investment income to average net assets (%) .          5.76        6.13        5.31        5.64        6.40
Portfolio turnover rate (%) ..............................        169.96      201.07       63.75      100.98       63.00


--------------------------------------------------------------------------------
    AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                             YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------
                                                                     1996     1995     1994     1993     1992
                                                                   ---------------------------------------------
Net asset value, beginning of period .....................          $17.74   $16.93   $19.00   $17.88   $17.30
                                                                   ---------------------------------------------
Income from investment operations:
    Net investment income ................................             .87      .87      .86      .90      .93
    Net realized and unrealized gain (loss) on investments             .16      .81    (1.67)    1.55      .75
                                                                   ---------------------------------------------
Total from investment operations .........................            1.03     1.68     (.81)    2.45     1.68
                                                                   ---------------------------------------------
Less distributions:
    Net investment income ................................            (.87)    (.87)    (.86)    (.90)    (.93)
    Net realized gains on investments ....................              --       --     (.34)    (.43)    (.17)
    In excess of net realized gains on investments .......              --       --     (.06)      --       --
                                                                   ---------------------------------------------
Total distributions ......................................            (.87)    (.87)   (1.26)   (1.33)   (1.10)
                                                                   ---------------------------------------------
Net asset value, end of period ...........................          $17.90   $17.74   $16.93   $19.00   $17.88
                                                                   ---------------------------------------------
TOTAL RETURN (%) .........................................            5.88    10.21    (4.48)   14.31    10.01
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................           1,755    1,807    1,914    2,087    1,487
Ratio of operating expenses to average net assets (%)                  .66      .69      .68      .72      .74
Ratio of net investment income to average net assets (%) .            4.83     5.06     4.80     4.90     5.31
Portfolio turnover rate (%) ..............................           18.69    17.45    38.39    47.96    62.45


--------------------------------------------------------------------------------
    AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                         FOR THE PERIOD
                                                            YEARS ENDED SEPTEMBER 30,  FEBRUARY 1, 1994 (a)
                                                            -------------------------    TO SEPTEMBER 30,
                                                               1996           1995             1994
                                                            -------------------------  --------------------
Net asset value, beginning of period .....................    $16.40         $14.64           $15.00
                                                             ----------------------------------------------
Income from investment operations:
    Net investment income ................................       .66            .61              .25
    Net realized and unrealized gain (loss) on investments      1.44           1.79             (.37)(b)
                                                             ----------------------------------------------
Total from investment operations .........................      2.10           2.40             (.12)
                                                             ----------------------------------------------
Less distributions:
    Net investment income ................................      (.66)          (.60)            (.24)
    Net realized gains on investments ....................      (.21)          (.04)              --
                                                             ----------------------------------------------
Total distributions ......................................      (.87)          (.64)            (.24)
                                                             ----------------------------------------------
Net asset value, end of period ...........................    $17.63         $16.40           $14.64
                                                             ----------------------------------------------
TOTAL RETURN (%) .........................................     13.08          16.80             (.78)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................       403            247              175
Ratio of operating expenses to average net assets (%)            .88           1.01             1.31(e)
Ratio of net investment income to average net assets (%) .      4.09           4.12             3.58(e)
Portfolio turnover rate (%) ..............................     35.22          63.77            49.32(e)
Average commission rate paid (c) .........................    $.0549         $   --           $   --

(a)Commencement of operations
(b)The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(c)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(d)Not Annualized        (e) Annualized

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
    AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                     ------------------------------------------------
                                                                       1996     1995      1994      1993      1992
                                                                     ------------------------------------------------
Net asset value, beginning of period .....................            $38.36   $34.13    $32.91    $28.67    $26.97
                                                                     ------------------------------------------------
Income from investment operations:
    Net investment income ................................              1.17     1.11       .94       .83       .97
    Net realized and unrealized gain on investments ......              6.40     5.44      1.62      4.58      2.11
                                                                     ------------------------------------------------
Total from investment operations .........................              7.57     6.55      2.56      5.41      3.08
                                                                     ------------------------------------------------
Less distributions from:
    Net investment income ................................             (1.15)   (1.09)    (1.13)     (.87)     (.90)
    Net realized gains on investments ....................              (.84)   (1.23)     (.21)     (.30)     (.48)
                                                                     ------------------------------------------------
Total distributions ......................................             (1.99)   (2.32)    (1.34)    (1.17)    (1.38)
                                                                     ------------------------------------------------
Net asset value, end of period ...........................            $43.94   $38.36    $34.13    $32.91    $28.67
                                                                     ------------------------------------------------
TOTAL RETURN (%) .........................................             20.20    20.43      7.99     19.38     11.59
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................             4,219    3,007     2,312     1,560       748
Ratio of operating expenses to average net assets (%)                    .69      .72       .76       .84       .91
Ratio of net investment income to average net assets (%) .              2.94     3.28      3.00      3.08      3.84
Portfolio turnover rate (%) ..............................             25.02    31.26     31.82     17.44     36.40
Average commission rate paid (a) .........................            $.0542   $   --    $   --    $   --    $   --


(a)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.


--------------------------------------------------------------------------------
    AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                     FOR THE PERIOD
                                                                                    FEBRUARY 1, 1996
                                                                                     (COMMENCEMENT)
                                                                                     OF OPERATIONS)
                                                                                 TO SEPTEMBER 30, 1996
                                                                                 ---------------------
Net asset value, beginning of period ...........................................         $15.00
                                                                                         ------
Income from investment operations:
    Net investment income ......................................................            .06
    Net realized and unrealized gain (loss) on investments .....................            .43
                                                                                         ------
Total from investment operations ...............................................            .49
                                                                                         ------
Net asset value, end of period .................................................         $15.49
                                                                                         ------
TOTAL RETURN (%) (a) ...........................................................           3.27(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................................             78
Ratio of operating expenses, net to average net assets (%) .....................           1.75(d)
Ratio of operating expenses before expense reductions, to average net assets (%)           2.31(d)
Ratio of net investment income to average net assets (%) .......................           1.03(d)
Portfolio turnover rate (%) ....................................................          12.56(d)
Average commission rate paid (b) ...............................................         $.0150


(a)Total returns would have been lower had certain expenses not been reduced.
(b)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c)Not Annualized     (d) Annualized


--------------------------------------------------------------------------------
    AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                    YEARS ENDED SEPTEMBER 30,
                                                                   --------------------------------------------------------
                                                                     1996        1995        1994       1993       1992
                                                                   --------------------------------------------------------
Net asset value, beginning of period .....................          $38.36      $31.74      $36.20    $ 30.30     $30.23
                                                                   --------------------------------------------------------
Income from investment operations:
    Net investment income ................................             .42         .36         .00        .06        .15
    Net realized and unrealized gain (loss) on investments            5.59        6.91       (1.51)      7.19       1.09
                                                                   --------------------------------------------------------
Total from investment operations .........................            6.01        7.27       (1.51)      7.25       1.24
                                                                   --------------------------------------------------------
Less distributions from:
    Net investment income ................................            (.39)       (.01)       (.05)      (.14)      (.23)
    Net realized gains on investments ....................            (.51)       (.64)      (2.90)     (1.21)      (.94)
                                                                   --------------------------------------------------------
Total distributions ......................................            (.90)       (.65)      (2.95)     (1.35)     (1.17)
                                                                   --------------------------------------------------------
Net asset value, end of period ...........................          $43.47      $38.36      $31.74    $ 36.20     $30.30
                                                                   --------------------------------------------------------
TOTAL RETURN (%) .........................................           15.97       23.47       (4.70)     24.53       3.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................             826         692         683        607        424
Ratio of operating expenses to average net assets (%)                  .90         .95         .97       1.05       1.13
Ratio of net investment income to average net assets (%) .            1.05        1.00         .02        .22        .61
Portfolio turnover rate (%) ..............................           64.84       98.44       79.65     100.63      89.20
Average commission rate paid (a) .........................          $.0614      $   --      $   --    $    --     $   --

(a)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

NOTES TO FINANCIAL STATEMENT

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

     The AARP Cash Investment Funds, consisting of the AARP High Quality Money Fund, the AARP Income Trust, consisting of the AARP GNMA and U.S. Treasury Fund and the AARP High Quality Bond Fund, the AARP Tax Free Income Trust, consisting of the AARP High Quality Tax Free Money Fund, and the AARP Insured Tax Free General Bond Fund, and the AARP Growth Trust, consisting of the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund, and the AARP Capital Growth Fund are each Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. All funds are diversified. The AARP Cash Investment Funds, has one series, the AARP Growth Trust has four series and each of the other Trusts have two series. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series.

     The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the funds in preparation of their financial statements.

     A. SECURITY VALUATION. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the mean between the over-the-counter bid and asked prices by an independent registered broker/dealer. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining funds is performed in the following manner:

     Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used.

     Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

     Short-term investments with remaining maturities of 60 days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

     The value of all other securities is determined in good faith under the direction of the Trustees.

     B. REPURCHASE AGREEMENTS. The AARP High Quality Money Fund, AARP Growth Funds and AARP GNMA and U.S. Treasury Fund regularly invest in repurchase agreements. Each of the AARP funds may enter into repurchase agreements with selected banks and broker/dealers whereby each fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is equal to at least 101% of the resale price.


     C. FUTURES CONTRACTS. Each of the funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, and AARP Global Growth Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the AARP Balanced Stock and Bond Fund sold interest rate futures as a temporary substitute for selling selected investments. Also, during the period, the AARP High Quality Bond Fund and the AARP Insured Tax Free General Bond Fund purchased and sold interest rate futures to hedge against declines in the value of portfolio securities.

     Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

     Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

     D. OPTIONS. Each of the Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, and the AARP Global Growth Fund may enter into options on futures contracts and may also (except for the Insured Tax Free General Bond Fund) write covered call options. Each of the Funds in the AARP Growth Trust may purchase put and call options on stock indices. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the AARP Growth and Income Fund and the AARP High Quality Bond Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets. Also, during the period, the AARP High Quality Bond Fund purchased call options on securities as a temporary substitute for purchasing selected investments and the AARP Insured Tax Free General Bond Fund purchased put options on futures as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between

NOTES TO FINANCIAL STATEMENTS

the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

     E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Funds in the AARP Growth Trust, in connection with portfolio purchases and sales of securities denominated in a foreign currency, may enter into forward foreign currency exchange contracts ("forward contracts"). Additionally, from time to time, each fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Balanced Stock and Bond Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. Also, during the period, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP Global Growth Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

     Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

     Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

     F. FOREIGN CURRENCY TRANSLATIONS. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security.

     Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     H. FEDERAL INCOME TAXES. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each fund to comply with the requirements of the Internal Revenue Code as amended which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

     I. DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each fund is declared as a dividend to shareholders. The dividends from AARP High Quality Money Fund and each of the funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. The dividends from AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund are declared and paid quarterly. The dividends from AARP Global Growth Fund and AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains from securities transactions for each fund which are in excess of any available capital loss carryforwards, would be taxable to the fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. An additional distribution may be made by each fund to the extent necessary to avoid the payment of a four percent federal excise tax.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REIT and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     J. EXPENSES. Each Fund is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the funds.

     K. ORGANIZATION COST. Costs incurred by the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund in connection with its organization and initial registration of shares have been deferred and are being

NOTES TO FINANCIAL STATEMENTS

amortized on a straight-line basis over a five-year period.

     L. PORTFOLIO INSURANCE. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance, which covers individual securities, is non-cancellable and runs the life of such securities, is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

     M. SECURITIES PURCHASED ON A FORWARD DELIVERY OR WHEN-ISSUED BASIS. The AARP High Quality Money Fund, each of the funds in the AARP Income Trust and AARP Tax Free Income Trust, and AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund.

NOTE 2. MANAGEMENT FEE AND OTHER RELATED TRANSACTIONS.

     Under the investment management and advisory agreement (the "Management Agreement") between each Trust and Scudder, Stevens & Clark, Inc. (the "Fund Manager") the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets"). Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The Annual Base Fee is calculated as follows: .35%, of the first $2.0 billion of such assets, .33% of the next $2.0 billion of such assets, .30% of the next $2.0 billion of such assets, .28% of the next $2.0 billion of such assets, .26% of the next $3.0 billion of such assets, .25% of the next $3.0 billion of such assets, .24% of such assets thereafter.

     In addition to the Base Fee Rate, each Fund agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each fund: .10% for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; .12% for AARP GNMA and U.S. Treasury Fund; .19% for AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund; .55% for AARP Global Growth Fund; .32% for AARP Capital Growth Fund. The amount for each fund is shown in the Statement of Operations as Management Fee.

     As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

     The Management Agreement also provides that the Fund Manager will reimburse the funds for annual expenses in excess of the lowest state limitations imposed, exclusive of taxes, brokerage commissions, interest and extraordinary expenses. The Fund Manager agreed to maintain the annualized expenses of the

AARP High Quality Tax Free Money Fund at not more than 0.90% of average daily net assets until February 1, 1996. Effective February 1, 1996, the Fund Manager agreed to maintain the annualized expenses of the AARP Global Growth Fund at not more than 1.75% of average net assets until January 1, 1997. The amount of expenses reimbursed by the Fund Manager, if any, for each fund has been shown in the Statement of Operations as Expense Reductions.

     Each Trust has a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each fund has been shown in the Statement of Operations as Transfer and Dividend Disbursing Expense.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund. For the year ended September 30, 1996, the amount charged to the Funds by SFAC aggregated $266,385, $43,116, and $103,618, respectively, of which $23,261, $43,116, and
$8,132, respectively, is unpaid at September 30, 1996. Effective October 6, 1995, for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; October 10, 1995, for AARP High Quality Bond Fund; October 20, 1995, for AARP Balanced Stock and Bond Fund; November 10, 1995, for AARP GNMA and U.S. Treasury Fund; and November 13, 1995 for AARP Insured Tax Free General Bond Fund, SFAC assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records. For the period ended September 30, 1996, the amount charged to the Funds by SFAC aggregated $48,622, $30,620, $84,969, $76,639, $480,771 and $150,802,
respectively, of which $4,253, $2,552, $6,867, $7,197, $41,759, and $14,015, respectively, is unpaid at September 30, 1996.

     Each fund pays each Trustee not affiliated with Scudder or AARP $2,000 annually, $270 for each Trustees' meeting, $200 for each audit committee meeting attended, and $100 for other committee meetings, plus expenses, subject to certain maximums per Trustee for meetings held jointly with other funds. The amount for each fund has been shown in the Statement of Operations as Trustees' fees and expenses.

REPORT OF INDEPENDENT ACCOUNTANTS





     To The Trustees and Shareholders of
     AARP Cash Investment Funds, AARP Income Trust,
     AARP Tax Free Income Trust and
     AARP Growth Trust

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the AARP Cash Investment Funds, the AARP Income Trust, the AARP Tax Free Income Trust and the AARP Growth Trust (hereafter referred to as the "Trusts") at September 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally acepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


     Price Waterhouse LLP
     Boston, Massachusetts
     November 14, 1996

      SHAREHOLDER MEETING RESULTS


A Special Meeting of Shareholders of the AARP Funds was held on Friday, September 13, 1996, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1.      The election of 15 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                               AARP Cash Investment Funds                   AARP Tax Free Income Trust
                  Trustee:                         Number of Votes:                               Number of Votes:
                  --------                     --------------------------                   --------------------------

                                                                      Broker                                       Broker
                                          For         Withheld      Non-Votes*         For         Withheld      Non-Votes*
                                          ---         --------      ----------         ---         --------      ----------
         Carole L. Anderson             216,925,576     4,141,954        0           118,843,284     1,685,682        0
         Adelaide Attard                216,799,827     4,267,703        0           118,848,543     1,680,422        0
         Cyril F. Brickfield            216,472,867     4,594,663        0           118,796,747     1,732,219        0
         Robert N. Butler               216,701,084     4,366,446        0           118,708,693     1,820,273        0
         Esther Canja                   216,468,497     4,599,032        0           118,748,570     1,780,396        0
         Linda C. Coughlin              216,720,499     4,347,030        0           118,827,130     1,701,836        0
         Horace B. Deets                216,374,353     4,693,177        0           118,593,830     1,935,136        0
         Edgar R. Fiedler               216,731,994     4,335,536        0           118,935,082     1,593,884        0
         Cuyler W. Findlay              216,855,762     4,211,767        0           118,850,091     1,678,875        0
         Eugene P. Forrester            216,656,850     4,410,680        0           118,850,506     1,678,460        0
         Wayne F. Haefer                216,955,003     4,112,526        0           118,951,350     1,577,615        0
         George L. Maddox, Jr.          216,846,314     4,221,215        0           118,751,209     1,777,757        0
         Robert J. Myers                216,694,683     4,372,846        0           118,604,347     1,924,619        0
         James H. Schulz                216,926,200     4,138,329        0           118,964,697     1,564,268        0
         Gordon Shillinglaw             216,705,519     4,362,010        0           118,767,221     1,761,745        0

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1997.

                        AARP Cash Investment Funds                                   AARP Tax Free Income Trust
                              Number of  Votes:                                            Number of Votes:
                        --------------------------                                   --------------------------

                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           215,375,499   1,703,689     3,988,341        0              117,630,211      531,450      2,367,304        0


3.      Approval or disapproval of Amended and Restated Declarations of Trust.

                        AARP Cash Investment Funds                                   AARP Tax Free Income Trust
                               Number of  Votes:                                           Number of Votes:
                        --------------------------                                   --------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           202,397,479  10,317,597    8,352,452         0              110,916,660    4,866,055      4,727,112      19,138


4.      Approval or disapproval of modifications to the current fundamental diversification policies.#

                       AARP High Quality Money Fund                            AARP High Quality Tax Free Money Fund
                               Number of Votes:                                            Number of Votes:
                        --------------------------                             -------------------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           205,891,068      6,861,270    8,315,191       0                55,243,653      1,670,969    2,157,905       0

-----------------------------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

#   For Shareholders of the AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund only.

      SHAREHOLDER MEETING RESULTS



A Special Meeting of Shareholders of the AARP Funds was held on Friday, September 13, 1996, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1.      The election of 15 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                                  AARP Income Trust                            AARP Growth Trust
                  Trustee:                         Number of Votes:                             Number of Votes:
                  --------              ------------------------------------         -------------------------------------
                                                                      Broker                                       Broker
                                            For         Withheld    Non-Votes*         For         Withheld      Non-Votes*
                                            ---         --------    ----------         ---         --------      ----------
         Carole L. Anderson             198,108,986     2,676,743        0            78,688,236     1,122,407        0
         Adelaide Attard                198,022,054     2,763,675        0            78,643,514     1,167,129        0
         Cyril F. Brickfield            197,880,680     2,905,049        0            78,541,412     1,269,231        0
         Robert N. Butler               197,861,574     2,924,155        0            78,584,607     1,226,036        0
         Esther Canja                   197,771,606     3,014,123        0            78,536,178     1,274,465        0
         Linda C. Coughlin              197,998,716     2,787,013        0            78,634,270     1,176,373        0
         Horace B. Deets                197,509,529     3,276,200        0            78,463,163     1,347,480        0
         Edgar R. Fiedler               198,038,088     2,747,641        0            78,594,205     1,216,438        0
         Cuyler W. Findlay              197,986,735     2,798,994        0            78,666,715     1,143,928        0
         Eugene P. Forrester            197,994,539     2,791,190        0            78,662,033     1,148,610        0
         Wayne F. Haefer                198,150,546     2,635,183        0            78,713,230     1,097,413        0
         George L. Maddox, Jr.          198,053,152     2,732,577        0            78,677,375     1,133,268        0
         Robert J. Myers                197,782,143     3,003,586        0            78,550,076     1,260,567        0
         James H. Schulz                198,208,487     2,577,242        0            78,762,753     1,047,890        0
         Gordon Shillinglaw             197,909,746     2,875,983        0            78,567,180     1,243,463        0

2. Ratification or rejection of the action taken by the Board of Trustees in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1997.

                            AARP Income Trust                                              AARP Growth Trust
                             Number of Votes:                                               Number of Votes:
                        --------------------------                                   --------------------------
                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           196,218,751      1,008,945    3,558,033       0                78,015,861        530,915    1,263,866       0


3.      Approval or disapproval of Amended and Restated Declarations of Trust.

                            AARP Income Trust                                            AARP Growth Trust
                            Number of Votes:                                             Number of Votes:
                      --------------------------                                   --------------------------

                                                       Broker                                                       Broker
              For         Against       Abstain      Non-Votes*            For          Against       Abstain     Non-Votes*
              ---         -------       -------      ---------             ---          -------       -------     ---------
           186,179,562      6,964,391    7,577,717     64,058             72,967,248      3,867,254    2,931,868    44,273



-----------------------------------------------------------------------------------------------------------------------------------
*   Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

      OFFICERS AND TRUSTEES

CAROLE LEWIS ANDERSON

    Trustee of AARP Funds; President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD

    Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to present); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

CYRIL F. BRICKFIELD

    Trustee of AARP Funds; Honorary President and Special Counsel, American Association of Retired Persons; Former Board Member: American Association of International Aging, National Alzheimer's Association, and American Federation of Aging Research (AFAR).

ROBERT N. BUTLER, M.D.

    Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA

    Trustee of AARP Funds; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992).

LINDA C. COUGHLIN

    President and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.

HORACE B. DEETS

    Vice Chairman and Trustee of AARP Funds; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER

    Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, Zurich-American Insurance Company, HT Insight Funds, and Emerging Mexico Fund.

CUYLER W. FINDLAY

    Chairman and Trustee of AARP Funds; Managing Director of Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.

EUGENE P. FORRESTER

    Trustee of AARP Funds; Consultant; International Trade Counselor;
    Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

      OFFICERS AND TRUSTEES

WAYNE F. HAEFER

    Trustee of AARP Funds; Director, Membership Division of AARP; Trustee, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.

GEORGE L. MADDOX, JR.

    Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS

    Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

JAMES H. SCHULZ

    Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

GORDON SHILLINGLAW

    Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

MARGARET D. HADZIMA*                                             EDWARD J. O'CONNELL*
        Vice President                                                  Vice President and  Assistant Treasurer

THOMAS W. JOSEPH*                                                JAMES W. PASMAN*
        Vice President                                                  Vice President

DAVID S. LEE*                                                    KATHRYN L. QUIRK*
        Vice President and Assistant Treasurer                          Vice President and  Secretary

THOMAS F. MCDONOUGH*                                             HOWARD SCHNEIDER*
        Vice President and Assistant Secretary                          Vice President

PAMELA A. MCGRATH*                                               CORNELIA M. SMALL*
        Vice President and Treasurer                                    Vice President

        *Scudder, Stevens & Clark, Inc.

    Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

     SERVICE AND TAX INFORMATION

SHAREHOLDER                Our knowledgeable AARP Mutual Fund Representatives
SERVICE LINE               are available to answer questions about the Program
                           or your account Monday through Friday, between
1-800-253-2277             8:00 a.m.and 8:00 p.m., eastern time. Transactions
                           can be made Monday through Friday between 8:00 a.m.
                           and 4:00 p.m., eastern time.

                           Write: AARP Investment Program from Scudder P.O. Box 2540
                                           Boston, MA 02208-2540

                           For overnight   AARP Investment Program from Scudder
                           and certified   42 Longwater Drive
                           mail:           Norwell, MA 02061-1612

EASY-ACCESS LINE           Shareholders with a touch-tone telephone may call
                           this automated line to obtain AARP Fund performance
1-800-631-4636             and account information or to exchange or sell
                           (redeem) AARP Mutual Fund shares. This service is available 24 hours a day, 7 days a week.


TRANSACTIONS BY FAX        If you have access to a fax machine, you can fax
                           transaction requests. Any exchange or redemption
1-800-821-6234             request received after 4:00 p.m. business days or on
                           weekends, will be processed the next business day.
                           All faxes are kept confidential.


TDD (TELECOMMUNICATIONS    AARP members with hearing or speech impairments and
DEVICE FOR THE DEAF AND    access to TDD equipment can communicate with the
SPEECH IMPAIRED)           AARP Investment Program Monday through Friday
                           between 8:00 a.m. and 6:00 p.m., eastern time.
1-800-634-9454             Transactions can be made between 8:00 a.m. and 4:00
                           p.m., eastern time.


TAX INFORMATION            Of the dividends paid from net investment income by
                           the AARP High Quality Tax Free Money Fund and the
                           AARP Insured Tax Free General Bond Fund for the
                           Funds' fiscal years ending September 30, 1996, 100% constituted exempt-interest dividends for regular federal income tax purposes.

                           Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Capital Growth Fund, and the AARP Insured Tax Free General Bond Fund designate $3,574,697, $132,329,293,
                           $52,397,990, and $3,762,709, respectively, as
                           capital gain dividends for their fiscal years ended September 30, 1996.

                           Pursuant to Section 853 of the Internal Revenue Code, AARP Global Growth Fund designates $0.012 per share (representing a total of $60,508) of foreign taxes and $0.046 per share (representing a total of $229,904) of foreign source income as having been paid in the fiscal year ended 9/30/96.

                           Pursuant to Section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid qualify for the dividends received deduction for corporations are as follow: AARP Balanced Stock and Bond Fund 40.72%, AARP Capital Growth Fund 100% and AARP Growth and Income Fund 94.47%.

                           In January 1997 you will receive federal tax information on all distributions paid to your account in calendar year 1996.